REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Separate Account Eleven for Variable Annuities
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2.A as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Subaccounts, except for the Subaccount included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Subaccount and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Invesco V.I. Equally-Weighted S&P 500 Subaccount	For the year ended December 31, 2024	For the years ended December 31, 2024 and 2023	For the years ended December 31, 2024, 2023 and the period from April 29, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 27, 2025

We have served as the Separate Account's auditor since 2005.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	AB VPS Sustainable Global Thematic Subaccount	Alger Capital Appreciation Subaccount	American Funds® Global Growth Subaccount	American Funds® Global Small Capitalization Subaccount
Assets:
Investments at fair value	$244,167	$1,141,180	$80,126,674	$1,166,907
Total Assets	244,167	1,141,180	80,126,674	1,166,907
Liabilities:
Due to Brighthouse Life Insurance Company	12	83	593	29
Total Liabilities	12	83	593	29
Net Assets	$244,155	$1,141,097	$80,126,081	$1,166,878
Contract Owners' Equity
Net assets from accumulation units	$242,612	$1,141,097	$78,963,086	$1,162,980
Net assets from contracts in payout	1,543	—	1,162,995	3,898
Total Net Assets	$244,155	$1,141,097	$80,126,081	$1,166,878

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount
Assets:
Investments at fair value	$275,768,988	$165,733,889	$2,430,235	$3,368,224	$5,033,268
Total Assets	275,768,988	165,733,889	2,430,235	3,368,224	5,033,268
Liabilities:
Due to Brighthouse Life Insurance Company	875	752	29	27	30
Total Liabilities	875	752	29	27	30
Net Assets	$275,768,113	$165,733,137	$2,430,206	$3,368,197	$5,033,238
Contract Owners' Equity
Net assets from accumulation units	$272,449,166	$163,650,464	$2,428,873	$3,368,197	$5,033,238
Net assets from contracts in payout	3,318,947	2,082,673	1,333	—	—
Total Net Assets	$275,768,113	$165,733,137	$2,430,206	$3,368,197	$5,033,238

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount
Assets:
Investments at fair value	$1,801,266	$49,488,824	$67,525,821	$70,502,219	$2,494,751
Total Assets	1,801,266	49,488,824	67,525,821	70,502,219	2,494,751
Liabilities:
Due to Brighthouse Life Insurance Company	35	544	125	596	49
Total Liabilities	35	544	125	596	49
Net Assets	$1,801,231	$49,488,280	$67,525,696	$70,501,623	$2,494,702
Contract Owners' Equity
Net assets from accumulation units	$1,801,231	$49,179,934	$67,413,387	$69,826,815	$2,357,642
Net assets from contracts in payout	—	308,346	112,309	674,808	137,060
Total Net Assets	$1,801,231	$49,488,280	$67,525,696	$70,501,623	$2,494,702

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount	BHFTI Invesco Global Equity Subaccount
Assets:
Investments at fair value	$38,798,021	$34,703,131	$30,334,258	$130,704,488	$296,159,313
Total Assets	38,798,021	34,703,131	30,334,258	130,704,488	296,159,313
Liabilities:
Due to Brighthouse Life Insurance Company	712	592	406	284	1,018
Total Liabilities	712	592	406	284	1,018
Net Assets	$38,797,309	$34,702,539	$30,333,852	$130,704,204	$296,158,295
Contract Owners' Equity
Net assets from accumulation units	$38,045,734	$34,249,824	$29,794,164	$127,627,125	$295,186,753
Net assets from contracts in payout	751,575	452,715	539,688	3,077,079	971,542
Total Net Assets	$38,797,309	$34,702,539	$30,333,852	$130,704,204	$296,158,295

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount
Assets:
Investments at fair value	$10,233,679	$7,689,570	$96,500,946	$888,933,141	$269,506
Total Assets	10,233,679	7,689,570	96,500,946	888,933,141	269,506
Liabilities:
Due to Brighthouse Life Insurance Company	394	672	38	1,101	22
Total Liabilities	394	672	38	1,101	22
Net Assets	$10,233,285	$7,688,898	$96,500,908	$888,932,040	$269,484
Contract Owners' Equity
Net assets from accumulation units	$10,079,071	$7,673,973	$96,132,535	$881,888,912	$269,484
Net assets from contracts in payout	154,214	14,925	368,373	7,043,128	—
Total Net Assets	$10,233,285	$7,688,898	$96,500,908	$888,932,040	$269,484

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount
Assets:
Investments at fair value	$36,647,362	$7,049,465	$30,852,667	$82,588,075	$209,506
Total Assets	36,647,362	7,049,465	30,852,667	82,588,075	209,506
Liabilities:
Due to Brighthouse Life Insurance Company	496	276	442	588	23
Total Liabilities	496	276	442	588	23
Net Assets	$36,646,866	$7,049,189	$30,852,225	$82,587,487	$209,483
Contract Owners' Equity
Net assets from accumulation units	$36,059,678	$6,893,671	$30,190,760	$80,263,934	$209,483
Net assets from contracts in payout	587,188	155,518	661,465	2,323,553	—
Total Net Assets	$36,646,866	$7,049,189	$30,852,225	$82,587,487	$209,483

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Emerging Markets Enhanced Index II Subaccount	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount
Assets:
Investments at fair value	$19,245,855	$85,749,913	$127,965,659	$286,899,641	$1,103,726
Total Assets	19,245,855	85,749,913	127,965,659	286,899,641	1,103,726
Liabilities:
Due to Brighthouse Life Insurance Company	549	6	6	1,325	81
Total Liabilities	549	6	6	1,325	81
Net Assets	$19,245,306	$85,749,907	$127,965,653	$286,898,316	$1,103,645
Contract Owners' Equity
Net assets from accumulation units	$18,911,316	$85,704,724	$127,962,840	$281,529,078	$1,103,645
Net assets from contracts in payout	333,990	45,183	2,813	5,369,238	—
Total Net Assets	$19,245,306	$85,749,907	$127,965,653	$286,898,316	$1,103,645

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra- Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount
Assets:
Investments at fair value	$28,042,702	$67,779,933	$232,309,689	$193,529,432	$8,018,592
Total Assets	28,042,702	67,779,933	232,309,689	193,529,432	8,018,592
Liabilities:
Due to Brighthouse Life Insurance Company	617	822	798	1,027	209
Total Liabilities	617	822	798	1,027	209
Net Assets	$28,042,085	$67,779,111	$232,308,891	$193,528,405	$8,018,383
Contract Owners' Equity
Net assets from accumulation units	$27,435,158	$65,896,925	$226,630,120	$191,402,297	$7,946,289
Net assets from contracts in payout	606,927	1,882,186	5,678,771	2,126,108	72,094
Total Net Assets	$28,042,085	$67,779,111	$232,308,891	$193,528,405	$8,018,383

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Dimensional International Small Company Subaccount
Assets:
Investments at fair value	$34,896,502	$305,115,886	$537,874,682	$1,211,702	$448,253
Total Assets	34,896,502	305,115,886	537,874,682	1,211,702	448,253
Liabilities:
Due to Brighthouse Life Insurance Company	334	231	363	90	29
Total Liabilities	334	231	363	90	29
Net Assets	$34,896,168	$305,115,655	$537,874,319	$1,211,612	$448,224
Contract Owners' Equity
Net assets from accumulation units	$34,813,107	$304,523,621	$537,582,371	$1,165,626	$448,224
Net assets from contracts in payout	83,061	592,034	291,948	45,986	—
Total Net Assets	$34,896,168	$305,115,655	$537,874,319	$1,211,612	$448,224

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount
Assets:
Investments at fair value	$202,119,124	$90,004,645	$65,064,651	$568,169,390	$951,131
Total Assets	202,119,124	90,004,645	65,064,651	568,169,390	951,131
Liabilities:
Due to Brighthouse Life Insurance Company	264	849	1,624	456	32
Total Liabilities	264	849	1,624	456	32
Net Assets	$202,118,860	$90,003,796	$65,063,027	$568,168,934	$951,099
Contract Owners' Equity
Net assets from accumulation units	$201,708,334	$87,257,979	$63,455,563	$567,456,054	$951,099
Net assets from contracts in payout	410,526	2,745,817	1,607,464	712,880	—
Total Net Assets	$202,118,860	$90,003,796	$65,063,027	$568,168,934	$951,099

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount
Assets:
Investments at fair value	$30,266,043	$19,737,225	$39,206,240	$85,092,776	$1,006,088,281
Total Assets	30,266,043	19,737,225	39,206,240	85,092,776	1,006,088,281
Liabilities:
Due to Brighthouse Life Insurance Company	49	33	58	66	624
Total Liabilities	49	33	58	66	624
Net Assets	$30,265,994	$19,737,192	$39,206,182	$85,092,710	$1,006,087,657
Contract Owners' Equity
Net assets from accumulation units	$30,203,325	$19,737,192	$39,165,130	$85,052,037	$1,002,480,187
Net assets from contracts in payout	62,669	—	41,052	40,673	3,607,470
Total Net Assets	$30,265,994	$19,737,192	$39,206,182	$85,092,710	$1,006,087,657

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount
Assets:
Investments at fair value	$217,155,663	$94,829,699	$45,922,114	$72,756,319	$103,307,463
Total Assets	217,155,663	94,829,699	45,922,114	72,756,319	103,307,463
Liabilities:
Due to Brighthouse Life Insurance Company	1,060	767	229	674	393
Total Liabilities	1,060	767	229	674	393
Net Assets	$217,154,603	$94,828,932	$45,921,885	$72,755,645	$103,307,070
Contract Owners' Equity
Net assets from accumulation units	$213,643,339	$93,168,453	$45,493,711	$71,288,502	$102,940,814
Net assets from contracts in payout	3,511,264	1,660,479	428,174	1,467,143	366,256
Total Net Assets	$217,154,603	$94,828,932	$45,921,885	$72,755,645	$103,307,070

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount	BNY Mellon Sustainable U.S. Equity Subaccount	DWS Small Mid Cap Value VIP Subaccount	Fidelity® VIP Contrafund® Subaccount
Assets:
Investments at fair value	$78,334,806	$37,961,814	$687,119	$2,289,475	$236,662,454
Total Assets	78,334,806	37,961,814	687,119	2,289,475	236,662,454
Liabilities:
Due to Brighthouse Life Insurance Company	869	280	48	76	726
Total Liabilities	869	280	48	76	726
Net Assets	$78,333,937	$37,961,534	$687,071	$2,289,399	$236,661,728
Contract Owners' Equity
Net assets from accumulation units	$76,222,325	$37,214,724	$687,071	$2,289,399	$234,876,331
Net assets from contracts in payout	2,111,612	746,810	—	—	1,785,397
Total Net Assets	$78,333,937	$37,961,534	$687,071	$2,289,399	$236,661,728

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	Fidelity® VIP Dynamic Capital Appreciation Subaccount	Fidelity® VIP Equity-Income Subaccount	Fidelity® VIP Freedom 2020 Subaccount	Fidelity® VIP Freedom 2025 Subaccount	Fidelity® VIP Freedom 2030 Subaccount
Assets:
Investments at fair value	$1,838,838	$207,685,870	$523,439	$1,217,197	$2,615,779
Total Assets	1,838,838	207,685,870	523,439	1,217,197	2,615,779
Liabilities:
Due to Brighthouse Life Insurance Company	111	58	22	19	34
Total Liabilities	111	58	22	19	34
Net Assets	$1,838,727	$207,685,812	$523,417	$1,217,178	$2,615,745
Contract Owners' Equity
Net assets from accumulation units	$1,826,831	$207,311,948	$523,417	$1,217,178	$2,615,745
Net assets from contracts in payout	11,896	373,864	—	—	—
Total Net Assets	$1,838,727	$207,685,812	$523,417	$1,217,178	$2,615,745

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2040 Subaccount	Fidelity® VIP Freedom 2050 Subaccount	Fidelity® VIP FundsManager 60% Subaccount	Fidelity® VIP High Income Subaccount	Fidelity® VIP Mid Cap Subaccount
Assets:
Investments at fair value	$1,200,071	$1,712,117	$339,160,885	$10,322,127	$223,378,050
Total Assets	1,200,071	1,712,117	339,160,885	10,322,127	223,378,050
Liabilities:
Due to Brighthouse Life Insurance Company	29	30	8	17	672
Total Liabilities	29	30	8	17	672
Net Assets	$1,200,042	$1,712,087	$339,160,877	$10,322,110	$223,377,378
Contract Owners' Equity
Net assets from accumulation units	$1,200,042	$1,712,087	$339,160,877	$10,306,332	$221,808,753
Net assets from contracts in payout	—	—	—	15,778	1,568,625
Total Net Assets	$1,200,042	$1,712,087	$339,160,877	$10,322,110	$223,377,378

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	FTVIPT Franklin Income VIP Subaccount	FTVIPT Franklin Mutual Shares VIP Subaccount	FTVIPT Franklin Rising Dividends VIP Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount
Assets:
Investments at fair value	$9,819,999	$8,441,877	$8,134,948	$18,342,682	$10,230,613
Total Assets	9,819,999	8,441,877	8,134,948	18,342,682	10,230,613
Liabilities:
Due to Brighthouse Life Insurance Company	179	45	442	358	20
Total Liabilities	179	45	442	358	20
Net Assets	$9,819,820	$8,441,832	$8,134,506	$18,342,324	$10,230,593
Contract Owners' Equity
Net assets from accumulation units	$9,546,758	$8,372,217	$8,134,506	$18,142,812	$10,230,593
Net assets from contracts in payout	273,062	69,615	—	199,512	—
Total Net Assets	$9,819,820	$8,441,832	$8,134,506	$18,342,324	$10,230,593

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Foreign VIP Subaccount	Invesco V.I. Comstock Subaccount	Invesco V.I. Diversified Dividend Subaccount	Invesco V.I. Equally- Weighted S&P 500 Subaccount	Invesco V.I. Equity and Income Subaccount
Assets:
Investments at fair value	$29,401,860	$3,495,138	$369,914	$1,934,380	$27,789,031
Total Assets	29,401,860	3,495,138	369,914	1,934,380	27,789,031
Liabilities:
Due to Brighthouse Life Insurance Company	420	46	48	51	580
Total Liabilities	420	46	48	51	580
Net Assets	$29,401,440	$3,495,092	$369,866	$1,934,329	$27,788,451
Contract Owners' Equity
Net assets from accumulation units	$28,920,007	$3,160,483	$359,916	$1,878,098	$27,131,670
Net assets from contracts in payout	481,433	334,609	9,950	56,231	656,781
Total Net Assets	$29,401,440	$3,495,092	$369,866	$1,934,329	$27,788,451

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	Invesco V.I. Government Securities Subaccount	Janus Henderson Enterprise Subaccount	Janus Henderson Global Research Subaccount	Janus Henderson Overseas Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount
Assets:
Investments at fair value	$2,803,873	$11,234,950	$509,655	$23,911,365	$237,925,560
Total Assets	2,803,873	11,234,950	509,655	23,911,365	237,925,560
Liabilities:
Due to Brighthouse Life Insurance Company	107	295	70	65	579
Total Liabilities	107	295	70	65	579
Net Assets	$2,803,766	$11,234,655	$509,585	$23,911,300	$237,924,981
Contract Owners' Equity
Net assets from accumulation units	$2,710,993	$11,125,832	$509,585	$23,745,298	$233,594,954
Net assets from contracts in payout	92,773	108,823	—	166,002	4,330,027
Total Net Assets	$2,803,766	$11,234,655	$509,585	$23,911,300	$237,924,981

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Growth Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount	LMPVET ClearBridge Variable Mid Cap Subaccount
Assets:
Investments at fair value	$70,999,812	$57,256,322	$107,054,282	$84,873,573	$22,979,414
Total Assets	70,999,812	57,256,322	107,054,282	84,873,573	22,979,414
Liabilities:
Due to Brighthouse Life Insurance Company	650	36	708	555	257
Total Liabilities	650	36	708	555	257
Net Assets	$70,999,162	$57,256,286	$107,053,574	$84,873,018	$22,979,157
Contract Owners' Equity
Net assets from accumulation units	$68,232,123	$57,175,160	$104,574,673	$82,695,065	$22,416,880
Net assets from contracts in payout	2,767,039	81,126	2,478,901	2,177,953	562,277
Total Net Assets	$70,999,162	$57,256,286	$107,053,574	$84,873,018	$22,979,157

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2024

	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount	LMPVET Franklin Multi-Asset Variable Growth Subaccount	LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount	LMPVIT Western Asset Core Plus Subaccount
Assets:
Investments at fair value	$36,334,486	$25,430,271	$17,127,492	$23,296,325	$26,646,050
Total Assets	36,334,486	25,430,271	17,127,492	23,296,325	26,646,050
Liabilities:
Due to Brighthouse Life Insurance Company	556	57	72	44	343
Total Liabilities	556	57	72	44	343
Net Assets	$36,333,930	$25,430,214	$17,127,420	$23,296,281	$26,645,707
Contract Owners' Equity
Net assets from accumulation units	$35,821,396	$24,448,332	$16,976,696	$22,864,949	$25,790,755
Net assets from contracts in payout	512,534	981,882	150,724	431,332	854,952
Total Net Assets	$36,333,930	$25,430,214	$17,127,420	$23,296,281	$26,645,707

The accompanying notes are an integral part of these financial statements.

	LMPVIT Western Asset Variable Global High Yield Bond Subaccount	Macquarie VIP Small Cap Value Subaccount	Morgan Stanley VIF Growth Subaccount	Pioneer Mid Cap Value VCT Subaccount
Assets:
Investments at fair value	$1,970,311	$8,088,139	$8,392,336	$10,831,562
Total Assets	1,970,311	8,088,139	8,392,336	10,831,562
Liabilities:
Due to Brighthouse Life Insurance Company	169	52	149	191
Total Liabilities	169	52	149	191
Net Assets	$1,970,142	$8,088,087	$8,392,187	$10,831,371
Contract Owners' Equity
Net assets from accumulation units	$1,865,462	$8,088,087	$8,271,231	$10,759,318
Net assets from contracts in payout	104,680	—	120,956	72,053
Total Net Assets	$1,970,142	$8,088,087	$8,392,187	$10,831,371

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

	AB VPS Sustainable Global Thematic Subaccount	Alger Capital Appreciation Subaccount	American Funds® Global Growth Subaccount	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount
Investment Income:
Dividends	$—	$—	$1,266,481	$12,582	$863,811
Expenses:
Mortality and expense risk and other charges	4,122	24,278	1,235,647	17,632	4,113,064
Administrative charges	398	2,154	108,490	1,769	351,459
Total expenses	4,520	26,432	1,344,137	19,401	4,464,523
Net investment income (loss)	(4,520)	(26,432)	(77,656)	(6,819)	(3,600,712)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	792	—	2,400,965	43,681	6,011,358
Realized gains (losses) on sale of investments	14,399	263,618	3,572,431	(18,731)	15,253,013
Net realized gains (losses)	15,191	263,618	5,973,396	24,950	21,264,371
Change in unrealized gains (losses) on investments	1,723	288,914	3,434,211	(4,427)	49,692,971
Net realized and change in unrealized gains (losses) on investments	16,914	552,532	9,407,607	20,523	70,957,342
Net increase (decrease) in net assets resulting from operations	$12,394	$526,100	$9,329,951	$13,704	$67,356,630

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount
Investment Income:
Dividends	$1,773,278	$101,339	$56,788	$57,223	$37,281
Expenses:
Mortality and expense risk and other charges	2,729,733	36,214	24,312	37,068	15,289
Administrative charges	235,485	3,831	457	1,161	200
Total expenses	2,965,218	40,045	24,769	38,229	15,489
Net investment income (loss)	(1,191,940)	61,294	32,019	18,994	21,792
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,431,674	—	111,350	190,215	43,032
Realized gains (losses) on sale of investments	9,114,614	(84,213)	(17,384)	(3,115)	(10,479)
Net realized gains (losses)	16,546,288	(84,213)	93,966	187,100	32,553
Change in unrealized gains (losses) on investments	17,291,737	6,609	223,409	398,667	84,488
Net realized and change in unrealized gains (losses) on investments	33,838,025	(77,604)	317,375	585,767	117,041
Net increase (decrease) in net assets resulting from operations	$32,646,085	$(16,310)	$349,394	$604,761	$138,833

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount
Investment Income:
Dividends	$3,072,797	$595,021	$927,184	$211,910	$183,494
Expenses:
Mortality and expense risk and other charges	627,811	793,467	1,008,440	41,988	532,614
Administrative charges	30,515	3,947	40,944	3,729	50,809
Total expenses	658,326	797,414	1,049,384	45,717	583,423
Net investment income (loss)	2,414,471	(202,393)	(122,200)	166,193	(399,929)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,477,232	4,987,944	—	2,609,131
Realized gains (losses) on sale of investments	(1,183,145)	(70,664)	(317,396)	(9,225)	1,009,793
Net realized gains (losses)	(1,183,145)	2,406,568	4,670,548	(9,225)	3,618,924
Change in unrealized gains (losses) on investments	2,168,760	5,366,166	146,046	(19,133)	3,673,759
Net realized and change in unrealized gains (losses) on investments	985,615	7,772,734	4,816,594	(28,358)	7,292,683
Net increase (decrease) in net assets resulting from operations	$3,400,086	$7,570,341	$4,694,394	$137,835	$6,892,754

The accompanying notes are an integral part of these financial statements.

	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount
Investment Income:
Dividends	$1,327,673	$760,574	$2,149,382	$621,438	$—
Expenses:
Mortality and expense risk and other charges	474,168	482,066	2,063,262	3,898,923	154,709
Administrative charges	25,356	33,186	188,262	99,357	7,997
Total expenses	499,524	515,252	2,251,524	3,998,280	162,706
Net investment income (loss)	828,149	245,322	(102,142)	(3,376,842)	(162,706)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	11,693,750	26,151,087	—
Realized gains (losses) on sale of investments	(481,640)	(302,013)	2,444,694	9,476,272	(681,217)
Net realized gains (losses)	(481,640)	(302,013)	14,138,444	35,627,359	(681,217)
Change in unrealized gains (losses) on investments	(539,979)	(1,999,922)	2,198,945	9,176,455	2,282,070
Net realized and change in unrealized gains (losses) on investments	(1,021,619)	(2,301,935)	16,337,389	44,803,814	1,600,853
Net increase (decrease) in net assets resulting from operations	$(193,470)	$(2,056,613)	$16,235,247	$41,426,972	$1,438,147

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount
Investment Income:
Dividends	$139,249	$1,071,087	$—	$6,221	$649,862
Expenses:
Mortality and expense risk and other charges	111,731	1,258,227	10,682,748	1,725	546,114
Administrative charges	4,464	1,030	434,435	—	43,111
Total expenses	116,195	1,259,257	11,117,183	1,725	589,225
Net investment income (loss)	23,054	(188,170)	(11,117,183)	4,496	60,637
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	4,704,263	63,382,797	—	1,003,186
Realized gains (losses) on sale of investments	19,517	2,341,592	22,377,532	(1,838)	264,004
Net realized gains (losses)	19,517	7,045,855	85,760,329	(1,838)	1,267,190
Change in unrealized gains (losses) on investments	560,793	3,767,702	157,084,333	14,409	(646,146)
Net realized and change in unrealized gains (losses) on investments	580,310	10,813,557	242,844,662	12,571	621,044
Net increase (decrease) in net assets resulting from operations	$603,364	$10,625,387	$231,727,479	$17,067	$681,681

The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Emerging Markets Enhanced Index II Subaccount
Investment Income:
Dividends	$—	$—	$2,504,754	$3,212	$312,104
Expenses:
Mortality and expense risk and other charges	110,481	442,180	1,366,593	1,155	351,534
Administrative charges	9,523	26,356	96,104	—	28,668
Total expenses	120,004	468,536	1,462,697	1,155	380,202
Net investment income (loss)	(120,004)	(468,536)	1,042,057	2,057	(68,098)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—
Realized gains (losses) on sale of investments	(1,156,520)	(349,626)	(1,573,938)	9	(324,143)
Net realized gains (losses)	(1,156,520)	(349,626)	(1,573,938)	9	(324,143)
Change in unrealized gains (losses) on investments	3,396,182	1,141,307	1,227,777	13,555	812,972
Net realized and change in unrealized gains (losses) on investments	2,239,662	791,681	(346,161)	13,564	488,829
Net increase (decrease) in net assets resulting from operations	$2,119,658	$323,145	$695,896	$15,621	$420,731

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount
Investment Income:
Dividends	$2,055,435	$2,625,360	$6,260,634	$—	$375,881
Expenses:
Mortality and expense risk and other charges	1,097,287	1,630,994	4,134,677	21,282	504,288
Administrative charges	—	—	305,110	1,858	41,804
Total expenses	1,097,287	1,630,994	4,439,787	23,140	546,092
Net investment income (loss)	958,148	994,366	1,820,847	(23,140)	(170,211)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	13,540,046	130,467	1,842,540
Realized gains (losses) on sale of investments	(23,156)	111,536	(1,350,002)	(44,132)	523,137
Net realized gains (losses)	(23,156)	111,536	12,190,044	86,335	2,365,677
Change in unrealized gains (losses) on investments	6,905,469	12,744,185	13,321,092	27,909	86,200
Net realized and change in unrealized gains (losses) on investments	6,882,313	12,855,721	25,511,136	114,244	2,451,877
Net increase (decrease) in net assets resulting from operations	$7,840,461	$13,850,087	$27,331,983	$91,104	$2,281,666
The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra- Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount
Investment Income:
Dividends	$2,833,376	$169,736	$11,087,833	$231,823	$874,405
Expenses:
Mortality and expense risk and other charges	996,475	2,807,983	2,111,942	114,761	483,260
Administrative charges	65,599	198,522	116,956	4,268	12,131
Total expenses	1,062,074	3,006,505	2,228,898	119,029	495,391
Net investment income (loss)	1,771,302	(2,836,769)	8,858,935	112,794	379,014
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	13,192,079	—	—	60,045
Realized gains (losses) on sale of investments	(1,629,453)	9,445,138	1,340,308	(165,771)	(352,609)
Net realized gains (losses)	(1,629,453)	22,637,217	1,340,308	(165,771)	(292,564)
Change in unrealized gains (losses) on investments	(192,846)	38,870,041	(3,130,323)	247,946	1,528,656
Net realized and change in unrealized gains (losses) on investments	(1,822,299)	61,507,258	(1,790,015)	82,175	1,236,092
Net increase (decrease) in net assets resulting from operations	$(50,997)	$58,670,489	$7,068,920	$194,969	$1,615,106

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Dimensional International Small Company Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount
Investment Income:
Dividends	$5,876,202	$7,584,646	$12,729	$12,358	$3,814,282
Expenses:
Mortality and expense risk and other charges	4,363,454	8,784,416	20,813	8,760	2,568,797
Administrative charges	115,796	359,986	1,913	691	11,356
Total expenses	4,479,250	9,144,402	22,726	9,451	2,580,153
Net investment income (loss)	1,396,952	(1,559,756)	(9,997)	2,907	1,234,129
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,291,659	11,009,970	113,513	8,737	6,518,419
Realized gains (losses) on sale of investments	(5,745,781)	(18,375,164)	15,781	(12,129)	2,902,026
Net realized gains (losses)	(454,122)	(7,365,194)	129,294	(3,392)	9,420,445
Change in unrealized gains (losses) on investments	19,008,839	56,436,150	(84,510)	4,826	13,362,309
Net realized and change in unrealized gains (losses) on investments	18,554,717	49,070,956	44,784	1,434	22,782,754
Net increase (decrease) in net assets resulting from operations	$19,951,669	$47,511,200	$34,787	$4,341	$24,016,883

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount
Investment Income:
Dividends	$1,262,281	$104,029	$—	$—	$976,343
Expenses:
Mortality and expense risk and other charges	1,446,866	848,190	6,838,873	18,863	374,687
Administrative charges	111,368	73,916	91,532	1,470	—
Total expenses	1,558,234	922,106	6,930,405	20,333	374,687
Net investment income (loss)	(295,953)	(818,077)	(6,930,405)	(20,333)	601,656
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,299,464	—	61,137,350	71,903	—
Realized gains (losses) on sale of investments	(1,690,969)	(758,040)	8,763,291	(11,056)	(558,009)
Net realized gains (losses)	1,608,495	(758,040)	69,900,641	60,847	(558,009)
Change in unrealized gains (losses) on investments	5,041,774	11,154,039	71,372,956	44,411	(142,977)
Net realized and change in unrealized gains (losses) on investments	6,650,269	10,395,999	141,273,597	105,258	(700,986)
Net increase (decrease) in net assets resulting from operations	$6,354,316	$9,577,922	$134,343,192	$84,925	$(99,330)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Investment Income:
Dividends	$245,629	$1,342,523	$1,235,046	$11,851,964	$5,483,638
Expenses:
Mortality and expense risk and other charges	211,171	474,649	1,007,895	11,905,970	3,116,818
Administrative charges	—	718	2,626	105,742	207,035
Total expenses	211,171	475,367	1,010,521	12,011,712	3,323,853
Net investment income (loss)	34,458	867,156	224,525	(159,748)	2,159,785
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,004,280	393,264	2,834,991	58,881,986	10,848,117
Realized gains (losses) on sale of investments	147,131	246,311	1,027,777	41,860,197	1,002,918
Net realized gains (losses)	1,151,411	639,575	3,862,768	100,742,183	11,851,035
Change in unrealized gains (losses) on investments	1,043,688	(477,948)	4,051,232	101,269,427	(581,130)
Net realized and change in unrealized gains (losses) on investments	2,195,099	161,627	7,914,000	202,011,610	11,269,905
Net increase (decrease) in net assets resulting from operations	$2,229,557	$1,028,783	$8,138,525	$201,851,862	$13,429,690

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
Investment Income:
Dividends	$1,781,173	$61,184	$—	$—	$5,948,494
Expenses:
Mortality and expense risk and other charges	1,410,794	618,486	971,839	1,300,211	1,243,633
Administrative charges	87,828	26,056	68,454	31,215	103,856
Total expenses	1,498,622	644,542	1,040,293	1,331,426	1,347,489
Net investment income (loss)	282,551	(583,358)	(1,040,293)	(1,331,426)	4,601,005
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,007,291	4,547,311	4,056,350	6,142,156	—
Realized gains (losses) on sale of investments	60,349	667,471	1,278,704	742,239	(2,081,741)
Net realized gains (losses)	9,067,640	5,214,782	5,335,054	6,884,395	(2,081,741)
Change in unrealized gains (losses) on investments	335,460	(1,048,356)	12,638,632	6,176,247	(70,734)
Net realized and change in unrealized gains (losses) on investments	9,403,100	4,166,426	17,973,686	13,060,642	(2,152,475)
Net increase (decrease) in net assets resulting from operations	$9,685,651	$3,583,068	$16,933,393	$11,729,216	$2,448,530

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII Western Asset Management U.S. Government Subaccount	BNY Mellon Sustainable U.S. Equity Subaccount	DWS Small Mid Cap Value VIP Subaccount	Fidelity® VIP Contrafund® Subaccount	Fidelity® VIP Dynamic Capital Appreciation Subaccount
Investment Income:
Dividends	$1,200,748	$2,513	$19,720	$91,986	$1,002
Expenses:
Mortality and expense risk and other charges	483,380	12,974	45,023	3,011,400	25,074
Administrative charges	31,302	998	3,587	120,251	1,725
Total expenses	514,682	13,972	48,610	3,131,651	26,799
Net investment income (loss)	686,066	(11,459)	(28,890)	(3,039,665)	(25,797)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	4,321	117,642	27,558,680	85,959
Realized gains (losses) on sale of investments	(809,535)	27,735	(61,333)	14,856,740	169,415
Net realized gains (losses)	(809,535)	32,056	56,309	42,415,420	255,374
Change in unrealized gains (losses) on investments	511,224	108,221	61,549	21,676,613	183,037
Net realized and change in unrealized gains (losses) on investments	(298,311)	140,277	117,858	64,092,033	438,411
Net increase (decrease) in net assets resulting from operations	$387,755	$128,818	$88,968	$61,052,368	$412,614

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Equity-Income Subaccount	Fidelity® VIP Freedom 2020 Subaccount	Fidelity® VIP Freedom 2025 Subaccount	Fidelity® VIP Freedom 2030 Subaccount	Fidelity® VIP Freedom 2040 Subaccount
Investment Income:
Dividends	$3,648,371	$13,103	$29,775	$48,324	$14,149
Expenses:
Mortality and expense risk and other charges	2,669,776	4,441	17,327	13,756	9,550
Administrative charges	5,527	5	—	29	6
Total expenses	2,675,303	4,446	17,327	13,785	9,556
Net investment income (loss)	973,068	8,657	12,448	34,539	4,593
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,985,419	14,091	2,204	5,609	17,592
Realized gains (losses) on sale of investments	5,101,221	(2,571)	98,539	9,142	11,681
Net realized gains (losses)	17,086,640	11,520	100,743	14,751	29,273
Change in unrealized gains (losses) on investments	9,360,890	9,712	31,594	29,399	81,463
Net realized and change in unrealized gains (losses) on investments	26,447,530	21,232	132,337	44,150	110,736
Net increase (decrease) in net assets resulting from operations	$27,420,598	$29,889	$144,785	$78,689	$115,329

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	Fidelity® VIP Freedom 2050 Subaccount	Fidelity® VIP FundsManager 60% Subaccount	Fidelity® VIP High Income Subaccount	Fidelity® VIP Mid Cap Subaccount	FTVIPT Franklin Income VIP Subaccount
Investment Income:
Dividends	$16,837	$7,044,883	$616,681	$758,669	$520,151
Expenses:
Mortality and expense risk and other charges	13,028	7,580,702	134,266	2,758,775	168,016
Administrative charges	4	—	8	88,141	15,304
Total expenses	13,032	7,580,702	134,274	2,846,916	183,320
Net investment income (loss)	3,805	(535,819)	482,407	(2,088,247)	336,831
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,872	—	—	29,587,318	42,616
Realized gains (losses) on sale of investments	16,174	(4,975,562)	(278,695)	5,446,598	(35,120)
Net realized gains (losses)	43,046	(4,975,562)	(278,695)	35,033,916	7,496
Change in unrealized gains (losses) on investments	116,577	33,876,811	580,242	(191,375)	182,068
Net realized and change in unrealized gains (losses) on investments	159,623	28,901,249	301,547	34,842,541	189,564
Net increase (decrease) in net assets resulting from operations	$163,428	$28,365,430	$783,954	$32,754,294	$526,395

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Mutual Shares VIP Subaccount	FTVIPT Franklin Rising Dividends VIP Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount	FTVIPT Templeton Foreign VIP Subaccount
Investment Income:
Dividends	$169,537	$90,442	$—	$419,177	$766,261
Expenses:
Mortality and expense risk and other charges	130,628	157,759	311,898	125,526	531,852
Administrative charges	13,200	13,437	20,491	188	37,407
Total expenses	143,828	171,196	332,389	125,714	569,259
Net investment income (loss)	25,709	(80,754)	(332,389)	293,463	197,002
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	176,305	430,319	—	80,559	—
Realized gains (losses) on sale of investments	397	313,495	(559,497)	(162,212)	277,005
Net realized gains (losses)	176,702	743,814	(559,497)	(81,653)	277,005
Change in unrealized gains (losses) on investments	587,288	97,560	2,596,682	467,142	(1,254,980)
Net realized and change in unrealized gains (losses) on investments	763,990	841,374	2,037,185	385,489	(977,975)
Net increase (decrease) in net assets resulting from operations	$789,699	$760,620	$1,704,796	$678,952	$(780,973)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	Invesco V.I. Comstock Subaccount	Invesco V.I. Diversified Dividend Subaccount	Invesco V.I. Equally-Weighted S&P 500 Subaccount	Invesco V.I. Equity and Income Subaccount	Invesco V.I. Government Securities Subaccount
Investment Income:
Dividends	$60,527	$6,141	$27,431	$444,895	$67,215
Expenses:
Mortality and expense risk and other charges	54,438	7,907	40,187	440,573	48,973
Administrative charges	5,351	555	2,901	43,709	4,415
Total expenses	59,789	8,462	43,088	484,282	53,388
Net investment income (loss)	738	(2,321)	(15,657)	(39,387)	13,827
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	244,707	14,969	48,186	1,082,914	—
Realized gains (losses) on sale of investments	239,668	9,411	(1,397)	702,163	(48,771)
Net realized gains (losses)	484,375	24,380	46,789	1,785,077	(48,771)
Change in unrealized gains (losses) on investments	(40,527)	15,281	152,146	1,043,294	27,948
Net realized and change in unrealized gains (losses) on investments	443,848	39,661	198,935	2,828,371	(20,823)
Net increase (decrease) in net assets resulting from operations	$444,586	$37,340	$183,278	$2,788,984	$(6,996)

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Enterprise Subaccount	Janus Henderson Global Research Subaccount	Janus Henderson Overseas Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount
Investment Income:
Dividends	$69,703	$2,951	$324,980	$1,747,063	$834,262
Expenses:
Mortality and expense risk and other charges	147,672	2,756	330,839	3,339,627	1,195,282
Administrative charges	11,355	12	3,622	327,483	104,411
Total expenses	159,027	2,768	334,461	3,667,110	1,299,693
Net investment income (loss)	(89,324)	183	(9,481)	(1,920,047)	(465,431)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	488,260	16,258	—	23,828,563	7,400,374
Realized gains (losses) on sale of investments	443,039	11,504	346,639	17,238,835	2,779,763
Net realized gains (losses)	931,299	27,762	346,639	41,067,398	10,180,137
Change in unrealized gains (losses) on investments	587,804	69,452	751,587	5,104,133	(107,747)
Net realized and change in unrealized gains (losses) on investments	1,519,103	97,214	1,098,226	46,171,531	10,072,390
Net increase (decrease) in net assets resulting from operations	$1,429,779	$97,397	$1,088,745	$44,251,484	$9,606,959

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	LMPVET ClearBridge Variable Growth Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount	LMPVET ClearBridge Variable Mid Cap Subaccount	LMPVET ClearBridge Variable Small Cap Growth Subaccount
Investment Income:
Dividends	$60,333	$—	$1,070,878	$138,531	$—
Expenses:
Mortality and expense risk and other charges	681,075	1,485,942	1,154,867	371,652	540,331
Administrative charges	83	103,966	101,180	34,909	37,363
Total expenses	681,158	1,589,908	1,256,047	406,561	577,694
Net investment income (loss)	(620,825)	(1,589,908)	(185,169)	(268,030)	(577,694)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	15,321,882	4,619,422	12,741,831	513,239	1,239,214
Realized gains (losses) on sale of investments	(718,703)	8,640,173	2,091,864	964,111	1,170,393
Net realized gains (losses)	14,603,179	13,259,595	14,833,695	1,477,350	2,409,607
Change in unrealized gains (losses) on investments	(7,871,121)	12,190,648	(8,895,129)	609,977	(745,708)
Net realized and change in unrealized gains (losses) on investments	6,732,058	25,450,243	5,938,566	2,087,327	1,663,899
Net increase (decrease) in net assets resulting from operations	$6,111,233	$23,860,335	$5,753,397	$1,819,297	$1,086,205

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount	LMPVET Franklin Multi-Asset Variable Growth Subaccount	LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount	LMPVIT Western Asset Core Plus Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount
Investment Income:
Dividends	$665,149	$327,592	$367,509	$2,289,335	$128,989
Expenses:
Mortality and expense risk and other charges	348,545	220,357	298,113	427,064	35,768
Administrative charges	40,163	26,415	35,309	40,846	3,110
Total expenses	388,708	246,772	333,422	467,910	38,878
Net investment income (loss)	276,441	80,820	34,087	1,821,425	90,111
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	800,164	1,351,820	1,358,139	—	—
Realized gains (losses) on sale of investments	660,734	186,953	369,464	(1,059,339)	(98,088)
Net realized gains (losses)	1,460,898	1,538,773	1,727,603	(1,059,339)	(98,088)
Change in unrealized gains (losses) on investments	860,822	967,383	1,239,322	(1,355,538)	110,291
Net realized and change in unrealized gains (losses) on investments	2,321,720	2,506,156	2,966,925	(2,414,877)	12,203
Net increase (decrease) in net assets resulting from operations	$2,598,161	$2,586,976	$3,001,012	$(593,452)	$102,314

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2024

	Macquarie VIP Small Cap Value Subaccount	Morgan Stanley VIF Growth Subaccount	Pioneer Mid Cap Value VCT Subaccount
Investment Income:
Dividends	$109,099	$—	$190,736
Expenses:
Mortality and expense risk and other charges	50,896	119,314	184,398
Administrative charges	23	10,633	17,054
Total expenses	50,919	129,947	201,452
Net investment income (loss)	58,180	(129,947)	(10,716)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	301,239	—	666,169
Realized gains (losses) on sale of investments	189,083	(236,093)	(505,952)
Net realized gains (losses)	490,322	(236,093)	160,217
Change in unrealized gains (losses) on investments	272,337	3,201,963	810,968
Net realized and change in unrealized gains (losses) on investments	762,659	2,965,870	971,185
Net increase (decrease) in net assets resulting from operations	$820,839	$2,835,923	$960,469

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2024 and 2023

	AB VPS Sustainable Global Thematic Subaccount		Alger Capital Appreciation Subaccount		American Funds® Global Growth Subaccount		American Funds® Global Small Capitalization Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,520)	$(3,961)	$(26,432)	$(23,667)	$(77,656)	$(582,356)	$(6,819)	$(18,025)
Net realized gains (losses)	15,191	18,591	263,618	(52,857)	5,973,396	8,422,186	24,950	(75,647)
Change in unrealized gains (losses) on investments	1,723	17,039	288,914	519,290	3,434,211	6,739,182	(4,427)	232,294
Net increase (decrease) in net assets resulting from operations	12,394	31,669	526,100	442,766	9,329,951	14,579,012	13,704	138,622
Contract Transactions:
Purchase payments received from Contract owners	—	7,831	—	42,353	805,860	699,010	4,113	3,893
Net transfers (including fixed account)	15,600	2,096	(42,376)	(28,239)	(1,063,547)	(910,350)	96,309	11,390
Contract charges	(84)	(105)	(217)	(241)	(5,663)	(7,401)	(295)	(364)
Transfers for Contract benefits and terminations	(46,416)	(8,477)	(780,285)	(347,244)	(8,969,558)	(10,156,492)	(71,689)	(308,382)
Net increase (decrease) in net assets resulting from Contract transactions	(30,900)	1,345	(822,878)	(333,371)	(9,232,908)	(10,375,233)	28,438	(293,463)
Net increase (decrease) in net assets	(18,506)	33,014	(296,778)	109,395	97,043	4,203,779	42,142	(154,841)
Net Assets:
Beginning of year	262,661	229,647	1,437,875	1,328,480	80,029,038	75,825,259	1,124,736	1,279,577
End of year	$244,155	$262,661	$1,141,097	$1,437,875	$80,126,081	$80,029,038	$1,166,878	$1,124,736

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount		American Funds® The Bond Fund of America Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,600,712)	$(3,075,066)	$(1,191,940)	$(674,153)	$61,294	$49,974
Net realized gains (losses)	21,264,371	18,901,024	16,546,288	12,812,791	(84,213)	(102,293)
Change in unrealized gains (losses) on investments	49,692,971	53,856,037	17,291,737	19,967,914	6,609	138,722
Net increase (decrease) in net assets resulting from operations	67,356,630	69,681,995	32,646,085	32,106,552	(16,310)	86,403
Contract Transactions:
Purchase payments received from Contract owners	3,109,345	1,166,783	1,503,646	629,680	6,737	16,697
Net transfers (including fixed account)	(7,526,312)	(2,975,869)	(3,469,081)	(2,119,478)	184,209	55,264
Contract charges	(16,008)	(20,401)	(12,081)	(15,467)	(826)	(909)
Transfers for Contract benefits and terminations	(30,816,125)	(30,432,983)	(20,686,543)	(20,879,244)	(512,548)	(409,033)
Net increase (decrease) in net assets resulting from Contract transactions	(35,249,100)	(32,262,470)	(22,664,059)	(22,384,509)	(322,428)	(337,981)
Net increase (decrease) in net assets	32,107,530	37,419,525	9,982,026	9,722,043	(338,738)	(251,578)
Net Assets:
Beginning of year	243,660,583	206,241,058	155,751,111	146,029,068	2,768,944	3,020,522
End of year	$275,768,113	$243,660,583	$165,733,137	$155,751,111	$2,430,206	$2,768,944

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$32,019	$56,539	$18,994	$55,452	$21,792	$30,569	$2,414,471	$2,022,411
Net realized gains (losses)	93,966	118,739	187,100	295,745	32,553	20,487	(1,183,145)	(902,766)
Change in unrealized gains (losses) on investments	223,409	307,086	398,667	416,391	84,488	140,530	2,168,760	4,489,820
Net increase (decrease) in net assets resulting from operations	349,394	482,364	604,761	767,588	138,833	191,586	3,400,086	5,609,465
Contract Transactions:
Purchase payments received from Contract owners	200,426	182,170	284,242	241,144	41,171	173,189	1,302,327	930,861
Net transfers (including fixed account)	(62,251)	(172,203)	64,865	(102,477)	26,148	(182,557)	504,429	(83,313)
Contract charges	—	(329)	—	(136)	—	(18)	(11,261)	(14,036)
Transfers for Contract benefits and terminations	(453,100)	(615,371)	(330,227)	(847,680)	(134,285)	(248,338)	(6,672,223)	(5,166,343)
Net increase (decrease) in net assets resulting from Contract transactions	(314,925)	(605,733)	18,880	(709,149)	(66,966)	(257,724)	(4,876,728)	(4,332,831)
Net increase (decrease) in net assets	34,469	(123,369)	623,641	58,439	71,867	(66,138)	(1,476,642)	1,276,634
Net Assets:
Beginning of year	3,333,728	3,457,097	4,409,597	4,351,158	1,729,364	1,795,502	50,964,922	49,688,288
End of year	$3,368,197	$3,333,728	$5,033,238	$4,409,597	$1,801,231	$1,729,364	$49,488,280	$50,964,922

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(202,393)	$966,415	$(122,200)	$(306,943)	$166,193	$108,499
Net realized gains (losses)	2,406,568	8,503,114	4,670,548	5,031,922	(9,225)	(52,593)
Change in unrealized gains (losses) on investments	5,366,166	1,495,588	146,046	3,547,033	(19,133)	184,480
Net increase (decrease) in net assets resulting from operations	7,570,341	10,965,117	4,694,394	8,272,012	137,835	240,386
Contract Transactions:
Purchase payments received from Contract owners	2,284,808	1,731,893	1,068,522	845,773	145,036	—
Net transfers (including fixed account)	(613,888)	(1,186,400)	(864,783)	(575,337)	(80,867)	(467,838)
Contract charges	(31,824)	(35,318)	(17,970)	(21,293)	(37)	(45)
Transfers for Contract benefits and terminations	(6,614,022)	(5,748,411)	(8,005,317)	(6,954,456)	(232,511)	(280,090)
Net increase (decrease) in net assets resulting from Contract transactions	(4,974,926)	(5,238,236)	(7,819,548)	(6,705,313)	(168,379)	(747,973)
Net increase (decrease) in net assets	2,595,415	5,726,881	(3,125,154)	1,566,699	(30,544)	(507,587)
Net Assets:
Beginning of year	64,930,281	59,203,400	73,626,777	72,060,078	2,525,246	3,032,833
End of year	$67,525,696	$64,930,281	$70,501,623	$73,626,777	$2,494,702	$2,525,246

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Comstock Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(399,929)	$(286,903)	$828,149	$485,514	$245,322	$197,438	$(102,142)	$383,112
Net realized gains (losses)	3,618,924	2,028,096	(481,640)	(930,023)	(302,013)	(664,006)	14,138,444	24,500,196
Change in unrealized gains (losses) on investments	3,673,759	5,699,734	(539,979)	4,401,368	(1,999,922)	6,010,529	2,198,945	(12,123,163)
Net increase (decrease) in net assets resulting from operations	6,892,754	7,440,927	(193,470)	3,956,859	(2,056,613)	5,543,961	16,235,247	12,760,145
Contract Transactions:
Purchase payments received from Contract owners	628,676	147,426	1,073,400	872,572	476,432	772,048	1,365,034	1,723,563
Net transfers (including fixed account)	(617,591)	(357,263)	(226,063)	918,119	954,584	(903,917)	(715,128)	(1,812,310)
Contract charges	(14,168)	(15,271)	(6,954)	(8,476)	(3,428)	(4,719)	(29,973)	(35,652)
Transfers for Contract benefits and terminations	(4,587,029)	(3,995,159)	(4,487,760)	(3,792,029)	(3,469,964)	(3,949,973)	(17,153,275)	(16,453,047)
Net increase (decrease) in net assets resulting from Contract transactions	(4,590,112)	(4,220,267)	(3,647,377)	(2,009,814)	(2,042,376)	(4,086,561)	(16,533,342)	(16,577,446)
Net increase (decrease) in net assets	2,302,642	3,220,660	(3,840,847)	1,947,045	(4,098,989)	1,457,400	(298,095)	(3,817,301)
Net Assets:
Beginning of year	36,494,667	33,274,007	38,543,386	36,596,341	34,432,841	32,975,441	131,002,299	134,819,600
End of year	$38,797,309	$36,494,667	$34,702,539	$38,543,386	$30,333,852	$34,432,841	$130,704,204	$131,002,299

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount		BHFTI JPMorgan Small Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,376,842)	$(2,691,952)	$(162,706)	$(155,743)	$23,054	$(6,385)
Net realized gains (losses)	35,627,359	18,905,027	(681,217)	(865,291)	19,517	442,038
Change in unrealized gains (losses) on investments	9,176,455	58,419,224	2,282,070	2,035,812	560,793	408,374
Net increase (decrease) in net assets resulting from operations	41,426,972	74,632,299	1,438,147	1,014,778	603,364	844,027
Contract Transactions:
Purchase payments received from Contract owners	3,572,667	3,261,422	250,882	279,123	180,250	198,734
Net transfers (including fixed account)	(5,102,065)	(3,017,513)	(618,912)	(35,893)	62,801	(15,243)
Contract charges	(56,989)	(65,361)	(1,342)	(1,585)	(1,205)	(1,383)
Transfers for Contract benefits and terminations	(30,055,063)	(22,793,396)	(1,082,509)	(1,050,713)	(1,174,634)	(951,947)
Net increase (decrease) in net assets resulting from Contract transactions	(31,641,450)	(22,614,848)	(1,451,881)	(809,068)	(932,788)	(769,839)
Net increase (decrease) in net assets	9,785,522	52,017,451	(13,734)	205,710	(329,424)	74,188
Net Assets:
Beginning of year	286,372,773	234,355,322	10,247,019	10,041,309	8,018,322	7,944,134
End of year	$296,158,295	$286,372,773	$10,233,285	$10,247,019	$7,688,898	$8,018,322

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount		BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(188,170)	$(1,188,362)	$(11,117,183)	$(9,157,474)	$4,496	$3,657	$60,637	$10,654
Net realized gains (losses)	7,045,855	4,236,698	85,760,329	38,426,343	(1,838)	(1,703)	1,267,190	726,332
Change in unrealized gains (losses) on investments	3,767,702	15,173,548	157,084,333	236,470,326	14,409	26,502	(646,146)	3,503,477
Net increase (decrease) in net assets resulting from operations	10,625,387	18,221,884	231,727,479	265,739,195	17,067	28,456	681,681	4,240,463
Contract Transactions:
Purchase payments received from Contract owners	809,860	810,164	7,900,375	6,487,467	24,960	22,987	342,305	487,693
Net transfers (including fixed account)	(629,805)	(826,560)	(18,141,743)	(10,952,274)	(22,588)	(1,803)	548,785	(391,906)
Contract charges	(35,050)	(40,403)	(221,515)	(244,439)	(22)	(23)	(10,744)	(12,860)
Transfers for Contract benefits and terminations	(13,473,526)	(11,096,779)	(85,138,657)	(59,553,511)	—	(135)	(4,507,817)	(4,523,109)
Net increase (decrease) in net assets resulting from Contract transactions	(13,328,521)	(11,153,578)	(95,601,540)	(64,262,757)	2,350	21,026	(3,627,471)	(4,440,182)
Net increase (decrease) in net assets	(2,703,134)	7,068,306	136,125,939	201,476,438	19,417	49,482	(2,945,790)	(199,719)
Net Assets:
Beginning of year	99,204,042	92,135,736	752,806,101	551,329,663	250,067	200,585	39,592,656	39,792,375
End of year	$96,500,908	$99,204,042	$888,932,040	$752,806,101	$269,484	$250,067	$36,646,866	$39,592,656
The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(120,004)	$(107,675)	$(468,536)	$287,645	$1,042,057	$1,128,450
Net realized gains (losses)	(1,156,520)	(1,488,128)	(349,626)	(529,450)	(1,573,938)	(2,935,080)
Change in unrealized gains (losses) on investments	3,396,182	3,515,481	1,141,307	970,302	1,227,777	5,583,373
Net increase (decrease) in net assets resulting from operations	2,119,658	1,919,678	323,145	728,497	695,896	3,776,743
Contract Transactions:
Purchase payments received from Contract owners	10,972	54,570	990,501	1,113,175	1,742,293	2,385,055
Net transfers (including fixed account)	(398,693)	(140,723)	689,991	538,620	2,845,609	352,357
Contract charges	(219)	(363)	(3,758)	(4,941)	(11,857)	(16,382)
Transfers for Contract benefits and terminations	(1,115,789)	(634,872)	(3,950,834)	(3,872,615)	(12,149,916)	(12,059,865)
Net increase (decrease) in net assets resulting from Contract transactions	(1,503,729)	(721,388)	(2,274,100)	(2,225,761)	(7,573,871)	(9,338,835)
Net increase (decrease) in net assets	615,929	1,198,290	(1,950,955)	(1,497,264)	(6,877,975)	(5,562,092)
Net Assets:
Beginning of year	6,433,260	5,234,970	32,803,180	34,300,444	89,465,462	95,027,554
End of year	$7,049,189	$6,433,260	$30,852,225	$32,803,180	$82,587,487	$89,465,462

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Emerging Markets Enhanced Index II Subaccount		BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,057	$2,590	$(68,098)	$(161,098)	$958,148	$898,133	$994,366	$759,466
Net realized gains (losses)	9	(9,327)	(324,143)	(546,267)	(23,156)	(932,155)	111,536	5,235,491
Change in unrealized gains (losses) on investments	13,555	30,923	812,972	1,650,083	6,905,469	9,920,893	12,744,185	10,339,513
Net increase (decrease) in net assets resulting from operations	15,621	24,186	420,731	942,718	7,840,461	9,886,871	13,850,087	16,334,470
Contract Transactions:
Purchase payments received from Contract owners	22,153	22,521	300,126	208,239	1,205,691	1,129,900	1,724,530	1,864,640
Net transfers (including fixed account)	7,500	8,017	354,713	392,933	(279,416)	(1,010,765)	(711,413)	(927,524)
Contract charges	(4)	(15)	(2,383)	(2,990)	(63,293)	(69,118)	(80,408)	(88,169)
Transfers for Contract benefits and terminations	(50)	(75,052)	(2,428,853)	(2,374,060)	(8,128,636)	(6,226,521)	(12,725,904)	(9,798,626)
Net increase (decrease) in net assets resulting from Contract transactions	29,599	(44,529)	(1,776,397)	(1,775,878)	(7,265,654)	(6,176,504)	(11,793,195)	(8,949,679)
Net increase (decrease) in net assets	45,220	(20,343)	(1,355,666)	(833,160)	574,807	3,710,367	2,056,892	7,384,791
Net Assets:
Beginning of year	164,263	184,606	20,600,972	21,434,132	85,175,100	81,464,733	125,908,761	118,523,970
End of year	$209,483	$164,263	$19,245,306	$20,600,972	$85,749,907	$85,175,100	$127,965,653	$125,908,761

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,820,847	$1,183,743	$(23,140)	$(22,809)	$(170,211)	$(104,677)
Net realized gains (losses)	12,190,044	37,194,509	86,335	44,882	2,365,677	3,415,545
Change in unrealized gains (losses) on investments	13,321,092	(16,524,339)	27,909	184,751	86,200	(1,077,865)
Net increase (decrease) in net assets resulting from operations	27,331,983	21,853,913	91,104	206,824	2,281,666	2,233,003
Contract Transactions:
Purchase payments received from Contract owners	4,492,993	4,555,592	—	—	343,845	265,632
Net transfers (including fixed account)	(2,048,618)	(186,947)	(9,456)	13,845	(507,459)	(65,948)
Contract charges	(47,772)	(67,846)	(84)	(147)	(1,208)	(2,003)
Transfers for Contract benefits and terminations	(31,947,073)	(29,248,816)	(330,738)	(64,501)	(3,703,094)	(2,869,537)
Net increase (decrease) in net assets resulting from Contract transactions	(29,550,470)	(24,948,017)	(340,278)	(50,803)	(3,867,916)	(2,671,856)
Net increase (decrease) in net assets	(2,218,487)	(3,094,104)	(249,174)	156,021	(1,586,250)	(438,853)
Net Assets:
Beginning of year	289,116,803	292,210,907	1,352,819	1,196,798	29,628,335	30,067,188
End of year	$286,898,316	$289,116,803	$1,103,645	$1,352,819	$28,042,085	$29,628,335

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,771,302	$1,222,663	$(2,836,769)	$(2,345,405)	$8,858,935	$678,542	$112,794	$218,628
Net realized gains (losses)	(1,629,453)	(2,043,934)	22,637,217	3,320,250	1,340,308	(1,112,345)	(165,771)	(269,808)
Change in unrealized gains (losses) on investments	(192,846)	3,860,597	38,870,041	68,323,175	(3,130,323)	6,377,276	247,946	609,884
Net increase (decrease) in net assets resulting from operations	(50,997)	3,039,326	58,670,489	69,298,020	7,068,920	5,943,473	194,969	558,704
Contract Transactions:
Purchase payments received from Contract owners	1,349,141	1,581,643	3,026,379	1,659,126	12,223,273	10,086,357	172,107	214,096
Net transfers (including fixed account)	1,681,836	1,839,982	(5,414,592)	(1,229,566)	35,894,210	329,068	(139,752)	70,300
Contract charges	(13,899)	(18,169)	(31,381)	(37,324)	(58,597)	(51,875)	(2,926)	(3,555)
Transfers for Contract benefits and terminations	(9,697,253)	(9,516,256)	(27,763,319)	(17,696,116)	(22,169,595)	(19,054,301)	(1,039,401)	(2,588,478)
Net increase (decrease) in net assets resulting from Contract transactions	(6,680,175)	(6,112,800)	(30,182,913)	(17,303,880)	25,889,291	(8,690,751)	(1,009,972)	(2,307,637)
Net increase (decrease) in net assets	(6,731,172)	(3,073,474)	28,487,576	51,994,140	32,958,211	(2,747,278)	(815,003)	(1,748,933)
Net Assets:
Beginning of year	74,510,283	77,583,757	203,821,315	151,827,175	160,570,194	163,317,472	8,833,386	10,582,319
End of year	$67,779,111	$74,510,283	$232,308,891	$203,821,315	$193,528,405	$160,570,194	$8,018,383	$8,833,386

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$379,014	$829,513	$1,396,952	$5,380,140	$(1,559,756)	$7,242,027
Net realized gains (losses)	(292,564)	1,427,121	(454,122)	15,155,486	(7,365,194)	58,014,887
Change in unrealized gains (losses) on investments	1,528,656	1,069,112	19,008,839	15,047,963	56,436,150	9,749,207
Net increase (decrease) in net assets resulting from operations	1,615,106	3,325,746	19,951,669	35,583,589	47,511,200	75,006,121
Contract Transactions:
Purchase payments received from Contract owners	571,995	580,620	3,975,463	3,532,824	9,204,584	7,049,510
Net transfers (including fixed account)	68,946	(1,020,596)	(296,355)	61,582	(5,589,167)	1,130,105
Contract charges	(14,935)	(19,402)	(148,490)	(168,308)	(207,345)	(240,110)
Transfers for Contract benefits and terminations	(5,783,382)	(3,354,010)	(36,066,787)	(35,931,676)	(57,528,411)	(44,124,022)
Net increase (decrease) in net assets resulting from Contract transactions	(5,157,376)	(3,813,388)	(32,536,169)	(32,505,578)	(54,120,339)	(36,184,517)
Net increase (decrease) in net assets	(3,542,270)	(487,642)	(12,584,500)	3,078,011	(6,609,139)	38,821,604
Net Assets:
Beginning of year	38,438,438	38,926,080	317,700,155	314,622,144	544,483,458	505,661,854
End of year	$34,896,168	$38,438,438	$305,115,655	$317,700,155	$537,874,319	$544,483,458

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/Dimensional International Small Company Subaccount		BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(9,997)	$(15,388)	$2,907	$1,524	$1,234,129	$1,734,505	$(295,953)	$(293,686)
Net realized gains (losses)	129,294	192,624	(3,392)	(4,031)	9,420,445	1,068,678	1,608,495	9,149,862
Change in unrealized gains (losses) on investments	(84,510)	21,992	4,826	53,268	13,362,309	26,853,174	5,041,774	(3,628,996)
Net increase (decrease) in net assets resulting from operations	34,787	199,228	4,341	50,761	24,016,883	29,656,357	6,354,316	5,227,180
Contract Transactions:
Purchase payments received from Contract owners	—	—	—	—	1,435,602	1,134,892	1,944,557	936,433
Net transfers (including fixed account)	5,231	(13,379)	18,962	(3,479)	(618,524)	(586,376)	(1,547,921)	13,655
Contract charges	(51)	(69)	(24)	(28)	(68,695)	(77,217)	(11,086)	(14,735)
Transfers for Contract benefits and terminations	(184,737)	(197,550)	(59,220)	(44,513)	(22,819,095)	(16,607,013)	(12,299,788)	(10,651,084)
Net increase (decrease) in net assets resulting from Contract transactions	(179,557)	(210,998)	(40,282)	(48,020)	(22,070,712)	(16,135,714)	(11,914,238)	(9,715,731)
Net increase (decrease) in net assets	(144,770)	(11,770)	(35,941)	2,741	1,946,171	13,520,643	(5,559,922)	(4,488,551)
Net Assets:
Beginning of year	1,356,382	1,368,152	484,165	481,424	200,172,689	186,652,046	95,563,718	100,052,269
End of year	$1,211,612	$1,356,382	$448,224	$484,165	$202,118,860	$200,172,689	$90,003,796	$95,563,718

The accompanying notes are an integral part of these financial statements.

	BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII Loomis Sayles Small Cap Core Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(818,077)	$(876,796)	$(6,930,405)	$(5,493,331)	$(20,333)	$(21,223)
Net realized gains (losses)	(758,040)	(1,883,603)	69,900,641	(5,089,996)	60,847	30,426
Change in unrealized gains (losses) on investments	11,154,039	12,142,157	71,372,956	186,154,143	44,411	135,684
Net increase (decrease) in net assets resulting from operations	9,577,922	9,381,758	134,343,192	175,570,816	84,925	144,887
Contract Transactions:
Purchase payments received from Contract owners	920,911	764,698	3,291,564	4,307,068	76	246
Net transfers (including fixed account)	(893,514)	(204,557)	(4,810,023)	(4,182,820)	(18,462)	4,477
Contract charges	(19,509)	(23,553)	(136,503)	(146,246)	(27)	(46)
Transfers for Contract benefits and terminations	(8,658,419)	(6,133,937)	(55,680,360)	(39,132,328)	(144,794)	(141,664)
Net increase (decrease) in net assets resulting from Contract transactions	(8,650,531)	(5,597,349)	(57,335,322)	(39,154,326)	(163,207)	(136,987)
Net increase (decrease) in net assets	927,391	3,784,409	77,007,870	136,416,490	(78,282)	7,900
Net Assets:
Beginning of year	64,135,636	60,351,227	491,161,064	354,744,574	1,029,381	1,021,481
End of year	$65,063,027	$64,135,636	$568,168,934	$491,161,064	$951,099	$1,029,381

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLifeRussell 2000® Index Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$601,656	$589,979	$34,458	$28,505	$867,156	$572,107	$224,525	$127,959
Net realized gains (losses)	(558,009)	(565,749)	1,151,411	1,026,057	639,575	(238,605)	3,862,768	1,119,418
Change in unrealized gains (losses) on investments	(142,977)	1,276,895	1,043,688	1,378,243	(477,948)	5,809,091	4,051,232	10,719,338
Net increase (decrease) in net assets resulting from operations	(99,330)	1,301,125	2,229,557	2,432,805	1,028,783	6,142,593	8,138,525	11,966,715
Contract Transactions:
Purchase payments received from Contract owners	585,693	587,268	782,645	669,204	1,042,103	1,010,512	1,114,520	1,107,739
Net transfers (including fixed account)	104,044	(297,085)	328,744	40,317	(279,090)	(144,856)	(516,277)	(837,268)
Contract charges	(12,115)	(15,588)	(3,561)	(5,046)	(11,228)	(14,400)	(26,418)	(30,717)
Transfers for Contract benefits and terminations	(3,856,442)	(2,564,553)	(2,349,800)	(1,573,129)	(4,610,977)	(2,907,337)	(10,594,082)	(6,808,194)
Net increase (decrease) in net assets resulting from Contract transactions	(3,178,820)	(2,289,958)	(1,241,972)	(868,654)	(3,859,192)	(2,056,081)	(10,022,257)	(6,568,440)
Net increase (decrease) in net assets	(3,278,150)	(988,833)	987,585	1,564,151	(2,830,409)	4,086,512	(1,883,732)	5,398,275
Net Assets:
Beginning of year	33,544,144	34,532,977	18,749,607	17,185,456	42,036,591	37,950,079	86,976,442	81,578,167
End of year	$30,265,994	$33,544,144	$19,737,192	$18,749,607	$39,206,182	$42,036,591	$85,092,710	$86,976,442

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(159,748)	$1,437,344	$2,159,785	$1,277,690	$282,551	$313,328
Net realized gains (losses)	100,742,183	76,013,919	11,851,035	10,278,860	9,067,640	10,787,564
Change in unrealized gains (losses) on investments	101,269,427	108,920,362	(581,130)	7,001,119	335,460	(5,201,190)
Net increase (decrease) in net assets resulting from operations	201,851,862	186,371,625	13,429,690	18,557,669	9,685,651	5,899,702
Contract Transactions:
Purchase payments received from Contract owners	9,683,605	8,460,653	2,801,158	2,892,648	1,934,848	1,110,776
Net transfers (including fixed account)	(3,369,497)	(2,419,505)	(185,151)	(1,238,282)	(1,665,063)	(350,262)
Contract charges	(260,696)	(285,152)	(53,021)	(63,758)	(12,218)	(18,504)
Transfers for Contract benefits and terminations	(112,169,813)	(77,215,969)	(27,782,287)	(24,498,547)	(12,270,679)	(10,634,240)
Net increase (decrease) in net assets resulting from Contract transactions	(106,116,401)	(71,459,973)	(25,219,301)	(22,907,939)	(12,013,112)	(9,892,230)
Net increase (decrease) in net assets	95,735,461	114,911,652	(11,789,611)	(4,350,270)	(2,327,461)	(3,992,528)
Net Assets:
Beginning of year	910,352,196	795,440,544	228,944,214	233,294,484	97,156,393	101,148,921
End of year	$1,006,087,657	$910,352,196	$217,154,603	$228,944,214	$94,828,932	$97,156,393

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(583,358)	$(585,688)	$(1,040,293)	$(862,884)	$(1,331,426)	$(1,214,540)	$4,601,005	$4,216,271
Net realized gains (losses)	5,214,782	4,602,152	5,335,054	(1,354,481)	6,884,395	1,572,729	(2,081,741)	(4,144,651)
Change in unrealized gains (losses) on investments	(1,048,356)	2,191,476	12,638,632	22,834,623	6,176,247	17,181,587	(70,734)	6,123,594
Net increase (decrease) in net assets resulting from operations	3,583,068	6,207,940	16,933,393	20,617,258	11,729,216	17,539,776	2,448,530	6,195,214
Contract Transactions:
Purchase payments received from Contract owners	702,689	443,054	1,458,721	1,162,254	1,919,064	1,787,382	1,117,967	1,159,378
Net transfers (including fixed account)	(428,712)	(238,484)	(1,708,312)	(959,421)	(1,272,816)	(1,058,716)	1,096,736	669,063
Contract charges	(10,467)	(14,225)	(8,637)	(10,560)	(23,106)	(27,870)	(12,664)	(16,536)
Transfers for Contract benefits and terminations	(6,639,778)	(4,060,141)	(7,307,790)	(5,743,406)	(11,486,555)	(8,554,383)	(10,262,270)	(13,256,358)
Net increase (decrease) in net assets resulting from Contract transactions	(6,376,268)	(3,869,796)	(7,566,018)	(5,551,133)	(10,863,413)	(7,853,587)	(8,060,231)	(11,444,453)
Net increase (decrease) in net assets	(2,793,200)	2,338,144	9,367,375	15,066,125	865,803	9,686,189	(5,611,701)	(5,249,239)
Net Assets:
Beginning of year	48,715,085	46,376,941	63,388,270	48,322,145	102,441,267	92,755,078	83,945,638	89,194,877
End of year	$45,921,885	$48,715,085	$72,755,645	$63,388,270	$103,307,070	$102,441,267	$78,333,937	$83,945,638

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Subaccount		BNY Mellon Sustainable U.S. Equity Subaccount		DWS Small Mid Cap Value VIP Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$686,066	$454,558	$(11,459)	$(8,627)	$(28,890)	$(28,551)
Net realized gains (losses)	(809,535)	(932,413)	32,056	123,232	56,309	9,670
Change in unrealized gains (losses) on investments	511,224	1,909,002	108,221	(3,271)	61,549	296,378
Net increase (decrease) in net assets resulting from operations	387,755	1,431,147	128,818	111,334	88,968	277,497
Contract Transactions:
Purchase payments received from Contract owners	644,188	1,147,793	—	—	4,115	—
Net transfers (including fixed account)	1,660,415	1,116,651	(4,419)	(1,528)	43,217	(66,159)
Contract charges	(14,102)	(17,621)	(23)	(22)	(299)	(399)
Transfers for Contract benefits and terminations	(6,146,973)	(5,769,869)	(38,213)	(87,428)	(290,869)	(199,159)
Net increase (decrease) in net assets resulting from Contract transactions	(3,856,472)	(3,523,046)	(42,655)	(88,978)	(243,836)	(265,717)
Net increase (decrease) in net assets	(3,468,717)	(2,091,899)	86,163	22,356	(154,868)	11,780
Net Assets:
Beginning of year	41,430,251	43,522,150	600,908	578,552	2,444,267	2,432,487
End of year	$37,961,534	$41,430,251	$687,071	$600,908	$2,289,399	$2,444,267

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	Fidelity® VIP Contrafund® Subaccount		Fidelity® VIP Dynamic Capital Appreciation Subaccount		Fidelity® VIP Equity-Income Subaccount		Fidelity® VIP Freedom 2020 Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,039,665)	$(2,046,512)	$(25,797)	$(20,960)	$973,068	$1,264,858	$8,657	$10,201
Net realized gains (losses)	42,415,420	13,376,459	255,374	115,387	17,086,640	7,516,842	11,520	(17,821)
Change in unrealized gains (losses) on investments	21,676,613	39,199,383	183,037	300,899	9,360,890	8,785,193	9,712	64,660
Net increase (decrease) in net assets resulting from operations	61,052,368	50,529,330	412,614	395,326	27,420,598	17,566,893	29,889	57,040
Contract Transactions:
Purchase payments received from Contract owners	2,553,127	1,938,810	18,527	2,361	1,334,494	1,441,915	40,473	42,270
Net transfers (including fixed account)	157,113	(4,091,806)	(24,033)	(4,756)	(1,029,747)	(888,635)	2,783	(10,852)
Contract charges	(40,492)	(42,564)	—	(23)	(63,844)	(72,464)	—	(2,267)
Transfers for Contract benefits and terminations	(26,760,811)	(19,682,119)	(356,208)	(102,172)	(23,088,737)	(17,387,144)	(31,070)	(163,463)
Net increase (decrease) in net assets resulting from Contract transactions	(24,091,063)	(21,877,679)	(361,714)	(104,590)	(22,847,834)	(16,906,328)	12,186	(134,312)
Net increase (decrease) in net assets	36,961,305	28,651,651	50,900	290,736	4,572,764	660,565	42,075	(77,272)
Net Assets:
Beginning of year	199,700,423	171,048,772	1,787,827	1,497,091	203,113,048	202,452,483	481,342	558,614
End of year	$236,661,728	$199,700,423	$1,838,727	$1,787,827	$207,685,812	$203,113,048	$523,417	$481,342

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2025 Subaccount		Fidelity® VIP Freedom 2030 Subaccount		Fidelity® VIP Freedom 2040 Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,448	$30,694	$34,539	$15,251	$4,593	$4,986
Net realized gains (losses)	100,743	(9,046)	14,751	(1,029)	29,273	3,824
Change in unrealized gains (losses) on investments	31,594	184,233	29,399	113,855	81,463	124,011
Net increase (decrease) in net assets resulting from operations	144,785	205,881	78,689	128,077	115,329	132,821
Contract Transactions:
Purchase payments received from Contract owners	225,793	147,690	239,928	189,546	129,808	108,032
Net transfers (including fixed account)	(934,085)	(91,815)	1,225,669	106,335	51,597	78,004
Contract charges	—	(7,942)	—	(2,027)	(49)	(1,691)
Transfers for Contract benefits and terminations	(34,802)	(186,229)	(156,302)	(28,882)	(70,851)	(100,552)
Net increase (decrease) in net assets resulting from Contract transactions	(743,094)	(138,296)	1,309,295	264,972	110,505	83,793
Net increase (decrease) in net assets	(598,309)	67,585	1,387,984	393,049	225,834	216,614
Net Assets:
Beginning of year	1,815,487	1,747,902	1,227,761	834,712	974,208	757,594
End of year	$1,217,178	$1,815,487	$2,615,745	$1,227,761	$1,200,042	$974,208

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	Fidelity® VIP Freedom 2050 Subaccount		Fidelity® VIP FundsManager 60% Subaccount		Fidelity® VIP High Income Subaccount		Fidelity® VIP Mid Cap Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,805	$5,381	$(535,819)	$776,000	$482,407	$466,610	$(2,088,247)	$(1,824,540)
Net realized gains (losses)	43,046	8,953	(4,975,562)	(20,900,891)	(278,695)	(314,201)	35,033,916	6,476,351
Change in unrealized gains (losses) on investments	116,577	154,088	33,876,811	69,181,212	580,242	790,543	(191,375)	21,359,819
Net increase (decrease) in net assets resulting from operations	163,428	168,422	28,365,430	49,056,321	783,954	942,952	32,754,294	26,011,630
Contract Transactions:
Purchase payments received from Contract owners	250,164	189,543	—	—	84,527	88,601	4,050,694	3,542,091
Net transfers (including fixed account)	108,480	116,187	(401,896)	(78,440)	(142,020)	(128,196)	(2,139,434)	(1,906,440)
Contract charges	—	(380)	—	—	(3,944)	(4,811)	(35,272)	(39,844)
Transfers for Contract benefits and terminations	(77,296)	(94,528)	(100,296,296)	(110,279,062)	(1,325,037)	(1,021,342)	(25,696,065)	(18,031,778)
Net increase (decrease) in net assets resulting from Contract transactions	281,348	210,822	(100,698,192)	(110,357,502)	(1,386,474)	(1,065,748)	(23,820,077)	(16,435,971)
Net increase (decrease) in net assets	444,776	379,244	(72,332,762)	(61,301,181)	(602,520)	(122,796)	8,934,217	9,575,659
Net Assets:
Beginning of year	1,267,311	888,067	411,493,639	472,794,820	10,924,630	11,047,426	214,443,161	204,867,502
End of year	$1,712,087	$1,267,311	$339,160,877	$411,493,639	$10,322,110	$10,924,630	$223,377,378	$214,443,161

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Income VIP Subaccount		FTVIPT Franklin Mutual Shares VIP Subaccount		FTVIPT Franklin Rising Dividends VIP Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$336,831	$357,155	$25,709	$18,202	$(80,754)	$(86,015)
Net realized gains (losses)	7,496	590,639	176,702	619,611	743,814	1,106,994
Change in unrealized gains (losses) on investments	182,068	(266,525)	587,288	290,399	97,560	(184,850)
Net increase (decrease) in net assets resulting from operations	526,395	681,269	789,699	928,212	760,620	836,129
Contract Transactions:
Purchase payments received from Contract owners	215,389	131,215	68,878	21,392	125,101	126,944
Net transfers (including fixed account)	(27,393)	(107,367)	(4,060)	19,312	242,482	66,302
Contract charges	(1,398)	(1,853)	(2,444)	(3,033)	(1,906)	(2,259)
Transfers for Contract benefits and terminations	(1,323,900)	(1,294,948)	(965,544)	(1,033,267)	(1,710,601)	(1,513,547)
Net increase (decrease) in net assets resulting from Contract transactions	(1,137,302)	(1,272,953)	(903,170)	(995,596)	(1,344,924)	(1,322,560)
Net increase (decrease) in net assets	(610,907)	(591,684)	(113,471)	(67,384)	(584,304)	(486,431)
Net Assets:
Beginning of year	10,430,727	11,022,411	8,555,303	8,622,687	8,718,810	9,205,241
End of year	$9,819,820	$10,430,727	$8,441,832	$8,555,303	$8,134,506	$8,718,810

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount		FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount		Invesco V.I. Comstock Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(332,389)	$(315,569)	$293,463	$94,695	$197,002	$452,144	$738	$3,499
Net realized gains (losses)	(559,497)	(1,241,436)	(81,653)	(172,988)	277,005	(118,150)	484,375	515,321
Change in unrealized gains (losses) on investments	2,596,682	5,689,968	467,142	1,201,687	(1,254,980)	5,174,099	(40,527)	(170,467)
Net increase (decrease) in net assets resulting from operations	1,704,796	4,132,963	678,952	1,123,394	(780,973)	5,508,093	444,586	348,353
Contract Transactions:
Purchase payments received from Contract owners	185,235	217,275	335,768	374,840	464,236	508,312	38,894	1,350
Net transfers (including fixed account)	(975,861)	54,247	(25,624)	(163,243)	350,005	(1,244,233)	(31,591)	140,230
Contract charges	(3,371)	(4,008)	(3,230)	(3,825)	(3,667)	(4,672)	(152)	(222)
Transfers for Contract benefits and terminations	(2,637,822)	(2,271,742)	(1,468,695)	(829,952)	(3,304,383)	(3,450,543)	(452,270)	(519,019)
Net increase (decrease) in net assets resulting from Contract transactions	(3,431,819)	(2,004,228)	(1,161,781)	(622,180)	(2,493,809)	(4,191,136)	(445,119)	(377,661)
Net increase (decrease) in net assets	(1,727,023)	2,128,735	(482,829)	501,214	(3,274,782)	1,316,957	(533)	(29,308)
Net Assets:
Beginning of year	20,069,347	17,940,612	10,713,422	10,212,208	32,676,222	31,359,265	3,495,625	3,524,933
End of year	$18,342,324	$20,069,347	$10,230,593	$10,713,422	$29,401,440	$32,676,222	$3,495,092	$3,495,625
The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Diversified Dividend Subaccount		Invesco V.I. Equally-Weighted S&P 500 Subaccount		Invesco V.I. Equity and Income Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,321)	$(3,781)	$(15,657)	$(19,439)	$(39,387)	$10,548
Net realized gains (losses)	24,380	71,859	46,789	127,155	1,785,077	1,844,030
Change in unrealized gains (losses) on investments	15,281	(43,205)	152,146	85,759	1,043,294	478,484
Net increase (decrease) in net assets resulting from operations	37,340	24,873	183,278	193,475	2,788,984	2,333,062
Contract Transactions:
Purchase payments received from Contract owners	—	—	23,630	13,103	555,092	147,720
Net transfers (including fixed account)	106	(289)	(96,529)	(11,021)	(61,878)	63,725
Contract charges	(3)	(3)	(42)	(89)	(7,774)	(9,548)
Transfers for Contract benefits and terminations	(29,299)	(246,585)	(111,473)	(113,312)	(4,774,377)	(5,007,349)
Net increase (decrease) in net assets resulting from Contract transactions	(29,196)	(246,877)	(184,414)	(111,319)	(4,288,937)	(4,805,452)
Net increase (decrease) in net assets	8,144	(222,004)	(1,136)	82,156	(1,499,953)	(2,472,390)
Net Assets:
Beginning of year	361,722	583,726	1,935,465	1,853,309	29,288,404	31,760,794
End of year	$369,866	$361,722	$1,934,329	$1,935,465	$27,788,451	$29,288,404

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	Invesco V.I. Government Securities Subaccount		Janus Henderson Enterprise Subaccount		Janus Henderson Global Research Subaccount		Janus Henderson Overseas Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$13,827	$41	$(89,324)	$(143,690)	$183	$830	$(9,481)	$27,636
Net realized gains (losses)	(48,771)	(54,211)	931,299	1,019,233	27,762	17,957	346,639	120,859
Change in unrealized gains (losses) on investments	27,948	135,954	587,804	735,484	69,452	71,524	751,587	2,069,031
Net increase (decrease) in net assets resulting from operations	(6,996)	81,784	1,429,779	1,611,027	97,397	90,311	1,088,745	2,217,526
Contract Transactions:
Purchase payments received from Contract owners	5,512	55,135	171,130	258,685	1,027	288	556,760	648,394
Net transfers (including fixed account)	273,689	7,318	(228,797)	(74,568)	233	—	203,102	(287,590)
Contract charges	(274)	(362)	(401)	(574)	—	—	(7,528)	(8,956)
Transfers for Contract benefits and terminations	(474,194)	(557,276)	(1,104,567)	(1,593,761)	(18,610)	(18,039)	(2,800,698)	(2,891,474)
Net increase (decrease) in net assets resulting from Contract transactions	(195,267)	(495,185)	(1,162,635)	(1,410,218)	(17,350)	(17,751)	(2,048,364)	(2,539,626)
Net increase (decrease) in net assets	(202,263)	(413,401)	267,144	200,809	80,047	72,560	(959,619)	(322,100)
Net Assets:
Beginning of year	3,006,029	3,419,430	10,967,511	10,766,702	429,538	356,978	24,870,919	25,193,019
End of year	$2,803,766	$3,006,029	$11,234,655	$10,967,511	$509,585	$429,538	$23,911,300	$24,870,919

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Appreciation Subaccount		LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,920,047)	$(1,301,968)	$(465,431)	$98,429	$(620,825)	$(454,269)
Net realized gains (losses)	41,067,398	17,245,727	10,180,137	12,682,093	14,603,179	3,999,351
Change in unrealized gains (losses) on investments	5,104,133	19,507,294	(107,747)	(4,824,321)	(7,871,121)	7,149,099
Net increase (decrease) in net assets resulting from operations	44,251,484	35,451,053	9,606,959	7,956,201	6,111,233	10,694,181
Contract Transactions:
Purchase payments received from Contract owners	2,682,285	1,640,312	1,716,868	875,887	719,444	845,181
Net transfers (including fixed account)	(3,853,975)	(2,410,322)	(1,045,624)	(763,491)	(221,573)	(860,598)
Contract charges	(71,537)	(81,845)	(13,863)	(17,192)	(20,803)	(22,550)
Transfers for Contract benefits and terminations	(27,578,621)	(21,658,858)	(9,165,923)	(9,732,118)	(5,061,601)	(3,947,676)
Net increase (decrease) in net assets resulting from Contract transactions	(28,821,848)	(22,510,713)	(8,508,542)	(9,636,914)	(4,584,533)	(3,985,643)
Net increase (decrease) in net assets	15,429,636	12,940,340	1,098,417	(1,680,713)	1,526,700	6,708,538
Net Assets:
Beginning of year	222,495,345	209,555,005	69,900,745	71,581,458	55,729,586	49,021,048
End of year	$237,924,981	$222,495,345	$70,999,162	$69,900,745	$57,256,286	$55,729,586

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Mid Cap Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,589,908)	$(1,336,540)	$(185,169)	$(117,970)	$(268,030)	$(368,560)	$(577,694)	$(604,921)
Net realized gains (losses)	13,259,595	4,977,154	14,833,695	7,805,326	1,477,350	660,186	2,409,607	499,755
Change in unrealized gains (losses) on investments	12,190,648	26,814,758	(8,895,129)	3,299,793	609,977	2,106,074	(745,708)	2,748,482
Net increase (decrease) in net assets resulting from operations	23,860,335	30,455,372	5,753,397	10,987,149	1,819,297	2,397,700	1,086,205	2,643,316
Contract Transactions:
Purchase payments received from Contract owners	1,762,154	1,418,983	789,611	1,022,370	473,173	228,511	698,538	454,930
Net transfers (including fixed account)	(1,940,169)	(1,853,062)	(853,501)	(612,577)	(87,977)	445,412	(108,181)	10,611
Contract charges	(12,662)	(14,939)	(21,119)	(25,349)	(3,772)	(4,809)	(6,355)	(7,954)
Transfers for Contract benefits and terminations	(12,888,545)	(9,687,048)	(10,406,119)	(8,949,028)	(2,869,561)	(2,413,123)	(5,409,770)	(3,517,328)
Net increase (decrease) in net assets resulting from Contract transactions	(13,079,222)	(10,136,066)	(10,491,128)	(8,564,584)	(2,488,137)	(1,744,009)	(4,825,768)	(3,059,741)
Net increase (decrease) in net assets	10,781,113	20,319,306	(4,737,731)	2,422,565	(668,840)	653,691	(3,739,563)	(416,425)
Net Assets:
Beginning of year	96,272,461	75,953,155	89,610,749	87,188,184	23,647,997	22,994,306	40,073,493	40,489,918
End of year	$107,053,574	$96,272,461	$84,873,018	$89,610,749	$22,979,157	$23,647,997	$36,333,930	$40,073,493

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount		LMPVET Franklin Multi-Asset Variable Growth Subaccount		LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$276,441	$218,998	$80,820	$(37,245)	$34,087	$74,653
Net realized gains (losses)	1,460,898	135,795	1,538,773	626,231	1,727,603	621,277
Change in unrealized gains (losses) on investments	860,822	2,773,384	967,383	2,092,598	1,239,322	2,555,650
Net increase (decrease) in net assets resulting from operations	2,598,161	3,128,177	2,586,976	2,681,584	3,001,012	3,251,580
Contract Transactions:
Purchase payments received from Contract owners	473,287	395,604	60,966	43,418	212,820	135,572
Net transfers (including fixed account)	(228,515)	(52,754)	(23,395)	(2,465)	(113,363)	29,501
Contract charges	(10,613)	(12,476)	(11,103)	(12,201)	(13,542)	(14,580)
Transfers for Contract benefits and terminations	(3,635,779)	(2,384,527)	(2,514,784)	(1,178,015)	(2,108,642)	(2,231,134)
Net increase (decrease) in net assets resulting from Contract transactions	(3,401,620)	(2,054,153)	(2,488,316)	(1,149,263)	(2,022,727)	(2,080,641)
Net increase (decrease) in net assets	(803,459)	1,074,024	98,660	1,532,321	978,285	1,170,939
Net Assets:
Beginning of year	26,233,673	25,159,649	17,028,760	15,496,439	22,317,996	21,147,057
End of year	$25,430,214	$26,233,673	$17,127,420	$17,028,760	$23,296,281	$22,317,996

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2024 and 2023

	LMPVIT Western Asset Core Plus Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount		Macquarie VIP Small Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,821,425	$629,037	$90,111	$79,197	$58,180	$24,733
Net realized gains (losses)	(1,059,339)	(1,254,546)	(98,088)	(63,991)	490,322	522,070
Change in unrealized gains (losses) on investments	(1,355,538)	2,124,631	110,291	158,439	272,337	88,805
Net increase (decrease) in net assets resulting from operations	(593,452)	1,499,122	102,314	173,645	820,839	635,608
Contract Transactions:
Purchase payments received from Contract owners	556,602	480,168	49,945	29,288	51,856	75,247
Net transfers (including fixed account)	722,651	402,375	(41,115)	(13,486)	(40,035)	(40,065)
Contract charges	(5,692)	(7,369)	(105)	(222)	—	—
Transfers for Contract benefits and terminations	(3,970,688)	(4,422,213)	(319,086)	(307,528)	(573,312)	(821,080)
Net increase (decrease) in net assets resulting from Contract transactions	(2,697,127)	(3,547,039)	(310,361)	(291,948)	(561,491)	(785,898)
Net increase (decrease) in net assets	(3,290,579)	(2,047,917)	(208,047)	(118,303)	259,348	(150,290)
Net Assets:
Beginning of year	29,936,286	31,984,203	2,178,189	2,296,492	7,828,739	7,979,029
End of year	$26,645,707	$29,936,286	$1,970,142	$2,178,189	$8,088,087	$7,828,739

The accompanying notes are an integral part of these financial statements.

	Morgan Stanley VIF Growth Subaccount		Pioneer Mid Cap Value VCT Subaccount
	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(129,947)	$(108,333)	$(10,716)	$(1,198)
Net realized gains (losses)	(236,093)	(648,763)	160,217	614,644
Change in unrealized gains (losses) on investments	3,201,963	2,986,943	810,968	525,978
Net increase (decrease) in net assets resulting from operations	2,835,923	2,229,847	960,469	1,139,424
Contract Transactions:
Purchase payments received from Contract owners	22,637	4,306	78,764	62,333
Net transfers (including fixed account)	(706,566)	(34,173)	(57,219)	(107,983)
Contract charges	(336)	(403)	(2,850)	(3,339)
Transfers for Contract benefits and terminations	(467,473)	(573,212)	(1,684,960)	(1,418,832)
Net increase (decrease) in net assets resulting from Contract transactions	(1,151,738)	(603,482)	(1,666,265)	(1,467,821)
Net increase (decrease) in net assets	1,684,185	1,626,365	(705,796)	(328,397)
Net Assets:
Beginning of year	6,708,002	5,081,637	11,537,167	11,865,564
End of year	$8,392,187	$6,708,002	$10,831,371	$11,537,167

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was established by the Board of Directors of MetLife Insurance Company of Connecticut ("MICC") on November 14, 2002 to support MICC's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund, portfolio, or series (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

AB Variable Products Series Fund, Inc. ("AB VPS")

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Delaware VIP® Trust ("Delaware VIP®")

Deutsche DWS Variable Series II ("DWS")

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Aspen Series ("Janus")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

Pioneer Variable Contracts Trust ("Pioneer")

The Alger Portfolios ("Alger")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2.  LIST OF SUBACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2024:

AB VPS Sustainable Global Thematic Subaccount

Alger Capital Appreciation Subaccount

American Funds® Global Growth Subaccount

American Funds® Global Small Capitalization Subaccount

American Funds® Growth Subaccount

American Funds® Growth-Income Subaccount

American Funds® The Bond Fund of America Subaccount

BHFTI American Funds® Balanced Allocation Subaccount

BHFTI American Funds® Growth Allocation Subaccount

BHFTI American Funds® Moderate Allocation Subaccount

BHFTI BlackRock High Yield Subaccount (a)

BHFTI Brighthouse Asset Allocation 100 Subaccount

BHFTI Brighthouse Small Cap Value Subaccount (a)

BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount

BHFTI Brighthouse/Wellington Large Cap Research Subaccount

BHFTI CBRE Global Real Estate Subaccount (a)

BHFTI Harris Oakmark International Subaccount

BHFTI Invesco Comstock Subaccount (a)

BHFTI Invesco Global Equity Subaccount (a)

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS — (Continued)

BHFTI Invesco Small Cap Growth Subaccount (a)

BHFTI JPMorgan Small Cap Value Subaccount

BHFTI Loomis Sayles Global Allocation Subaccount

BHFTI Loomis Sayles Growth Subaccount (a)

BHFTI MetLife Multi-Index Targeted Risk Subaccount

BHFTI MFS® Research International Subaccount

BHFTI Morgan Stanley Discovery Subaccount (a)

BHFTI PIMCO Inflation Protected Bond Subaccount (a)

BHFTI PIMCO Total Return Subaccount

BHFTI Schroders Global Multi-Asset Subaccount

BHFTI SSGA Emerging Markets Enhanced Index II Subaccount (a)

BHFTI SSGA Growth and Income ETF Subaccount

BHFTI SSGA Growth ETF Subaccount

BHFTI T. Rowe Price Large Cap Value Subaccount (a)

BHFTI T. Rowe Price Mid Cap Growth Subaccount

BHFTI Victory Sycamore Mid Cap Value Subaccount (a)

BHFTII BlackRock Bond Income Subaccount (a)

BHFTII BlackRock Capital Appreciation Subaccount (a)

BHFTII BlackRock Ultra-Short Term Bond Subaccount (a)

BHFTII Brighthouse Asset Allocation 20 Subaccount

BHFTII Brighthouse Asset Allocation 40 Subaccount

BHFTII Brighthouse Asset Allocation 60 Subaccount

BHFTII Brighthouse Asset Allocation 80 Subaccount

BHFTII Brighthouse/Artisan Mid Cap Value Subaccount

BHFTII Brighthouse/Dimensional International Small Company Subaccount

BHFTII Brighthouse/Wellington Balanced Subaccount (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount (a)

BHFTII Frontier Mid Cap Growth Subaccount (a)

BHFTII Jennison Growth Subaccount (a)

BHFTII Loomis Sayles Small Cap Core Subaccount

BHFTII MetLife Aggregate Bond Index Subaccount

BHFTII MetLife Mid Cap Stock Index Subaccount (a)

BHFTII MetLife MSCI EAFE® Index Subaccount

BHFTII MetLife Russell 2000® Index Subaccount

BHFTII MetLife Stock Index Subaccount (a)

BHFTII MFS® Total Return Subaccount (a)

BHFTII MFS® Value Subaccount (a)

BHFTII Neuberger Berman Genesis Subaccount (a)

BHFTII T. Rowe Price Large Cap Growth Subaccount (a)

BHFTII T. Rowe Price Small Cap Growth Subaccount

BHFTII Western Asset Management Strategic Bond Opportunities Subaccount (a)

BHFTII Western Asset Management U.S. Government Subaccount

BNY Mellon Sustainable U.S. Equity Subaccount

DWS Small Mid Cap Value VIP Subaccount

Fidelity® VIP Contrafund® Subaccount (a)

Fidelity® VIP Dynamic Capital Appreciation Subaccount

Fidelity® VIP Equity-Income Subaccount (a)

Fidelity® VIP Freedom 2020 Subaccount

Fidelity® VIP Freedom 2025 Subaccount

Fidelity® VIP Freedom 2030 Subaccount

Fidelity® VIP Freedom 2040 Subaccount

Fidelity® VIP Freedom 2050 Subaccount

Fidelity® VIP FundsManager 60% Subaccount

Fidelity® VIP High Income Subaccount

Fidelity® VIP Mid Cap Subaccount

FTVIPT Franklin Income VIP Subaccount

FTVIPT Franklin Mutual Shares VIP Subaccount

FTVIPT Franklin Rising Dividends VIP Subaccount

FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount

FTVIPT Templeton Developing Markets VIP Subaccount

FTVIPT Templeton Foreign VIP Subaccount

Invesco V.I. Comstock Subaccount

Invesco V.I. Diversified Dividend Subaccount

Invesco V.I. Equally-Weighted S&P 500 Subaccount

Invesco V.I. Equity and Income Subaccount (a)

Invesco V.I. Government Securities Subaccount (a)

Janus Henderson Enterprise Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

LMPVET ClearBridge Variable Growth Subaccount

LMPVET ClearBridge Variable Appreciation Subaccount

LMPVET ClearBridge Variable Dividend Strategy Subaccount (a)

LMPVET ClearBridge Variable Large Cap Growth Subaccount

LMPVET ClearBridge Variable Large Cap Value Subaccount

LMPVET ClearBridge Variable Mid Cap Subaccount

LMPVET ClearBridge Variable Small Cap Growth Subaccount

LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS — (Concluded)

LMPVET Franklin Multi-Asset Variable Growth Subaccount

LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount

LMPVIT Western Asset Core Plus Subaccount

LMPVIT Western Asset Variable Global High Yield Bond Subaccount

Macquarie VIP Small Cap Value Subaccount

Morgan Stanley VIF Growth Subaccount

Pioneer Mid Cap Value VCT Subaccount

(a)  This Subaccount may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

B. The following Subaccount had no net assets as of December 31, 2024:

Fidelity® VIP Government Money Market Subaccount

3.  PORTFOLIO CHANGES

The following Subaccount ceased operations during the year ended December 31, 2024:

TAP 1919 Variable Socially Responsive Balanced Subaccount

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2024:

Liquidation:

TAP 1919 Variable Socially Responsive Balanced Fund

Name Changes:

Former Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

Delaware VIP® Small Cap Value Series

LMPVET ClearBridge Variable Aggressive Growth Portfolio

New Name

BHFTI SSGA Emerging Markets Enhanced Index Portfolio II

Macquarie VIP Small Cap Value Series

LMPVET ClearBridge Variable Growth Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Security Valuation

A Subaccount's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Accounting Standards Codification Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund, portfolio, or series of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Subaccounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Disclosure

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07") during the period. The Separate Account's adoption of the new standard impacted financial statement disclosures only and did not affect the Subaccount's financial position or results of operations.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Segment Disclosure — (Concluded)

Each Subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker ("CODM") oversees the activities of the Separate Account using information of each Subaccount. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by the Company to support the liabilities of the applicable insurance contracts. The Subaccounts have identified the Controller of the Company as the CODM.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Subaccounts within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statements of Assets and Liabilities as net assets. Refer to the Statements of Operations and Changes in Net Assets and related notes for each Subaccount's operating segment significant expenses. All assets and revenue are generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, and are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Enhanced Stepped-Up Provision — For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

Guaranteed Minimum Withdrawal Benefit — For an additional charge, the Company will guarantee the periodic return on the investment.

Guaranteed Minimum Withdrawal Benefit for Life — For an additional charge, the Company will guarantee payments for life after certain conditions are met.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Variable Annuitization Floor Benefit — For an additional charge, the Company will guarantee a minimum variable annuity payment regardless of the performance of the variable funding options selected.

Principal Protection — For an additional charge, the Company will guarantee the principal (sum of purchase payments adjusted proportionally for any withdrawals).

Preservation and Growth — For an additional charge, the Company will guarantee at a future date your Account Value will not be less than your Purchase Payment.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Mortality and Expense Risk	0.70	% - 1.90%
Administrative	0.10	% - 0.15%
Enhanced Stepped-Up Provision	0.15	% - 0.25%
Guaranteed Minimum Withdrawal Benefit	0.25	% - 1.00%
Guaranteed Minimum Withdrawal Benefit for Life	0.65	% - 1.50%
Guaranteed Minimum Accumulation Benefit	0.40	% - 0.50%
Variable Annuitization Floor Benefit	0.00	% - 3.00%
Principal Protection	1.25	% - 2.50%
Preservation and Growth	1.40	% - 1.80%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. Additionally, there may be certain Subaccounts that have expense rates which fall outside of the range above due to expense waivers or additional charges being applied.

Depending on the product and contract, a contract administrative charge may be assessed on a semi-annual or annual basis ranging from $15 to $50 for Contracts with account values of less than $40,000 to $100,000. For certain Contracts, a contract administrative charge is imposed regardless of contract values. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
AB VPS Sustainable Global Thematic Subaccount	7,444	187,425	22,695	57,310
Alger Capital Appreciation Subaccount	11,109	796,877	65,201	914,454
American Funds® Global Growth Subaccount	2,203,101	59,706,105	6,144,339	13,053,518
American Funds® Global Small Capitalization Subaccount	68,440	1,331,612	299,008	233,690
American Funds® Growth Subaccount	2,192,300	166,988,822	13,223,560	46,061,380
American Funds® Growth-Income Subaccount	2,423,722	110,510,045	12,802,013	29,225,799
American Funds® The Bond Fund of America Subaccount	266,473	2,837,760	326,241	587,358
BHFTI American Funds® Balanced Allocation Subaccount	363,347	3,408,468	391,255	562,798
BHFTI American Funds® Growth Allocation Subaccount	553,106	4,977,833	574,323	346,220
BHFTI American Funds® Moderate Allocation Subaccount	204,689	1,920,043	138,638	140,767
BHFTI BlackRock High Yield Subaccount	6,619,877	49,590,187	7,384,926	9,846,779
BHFTI Brighthouse Asset Allocation 100 Subaccount	6,105,408	66,745,181	5,307,553	8,007,555
BHFTI Brighthouse Small Cap Value Subaccount	5,131,873	73,507,090	7,717,643	10,670,997
BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount	257,722	2,578,004	413,257	415,408
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	2,530,856	31,880,647	3,940,964	6,321,535
BHFTI CBRE Global Real Estate Subaccount	3,401,117	39,035,173	2,994,501	5,813,302
BHFTI Harris Oakmark International Subaccount	2,484,380	33,304,201	3,587,392	5,384,146
BHFTI Invesco Comstock Subaccount	10,066,711	120,397,629	16,765,794	21,707,157
BHFTI Invesco Global Equity Subaccount	11,678,946	229,583,903	30,060,296	38,926,743
BHFTI Invesco Small Cap Growth Subaccount	1,122,556	12,826,632	499,302	2,113,582
BHFTI JPMorgan Small Cap Value Subaccount	634,977	8,774,115	797,045	1,706,513
BHFTI Loomis Sayles Global Allocation Subaccount	5,964,212	81,052,264	6,097,523	14,909,938
BHFTI Loomis Sayles Growth Subaccount	46,232,178	654,609,987	69,510,366	112,845,475
BHFTI MetLife Multi-Index Targeted Risk Subaccount	25,024	283,819	33,353	26,499
BHFTI MFS® Research International Subaccount	3,103,080	35,600,253	2,884,075	5,447,390
BHFTI Morgan Stanley Discovery Subaccount	1,059,630	11,024,714	88,733	1,712,250
BHFTI PIMCO Inflation Protected Bond Subaccount	3,173,146	32,890,551	2,214,687	4,956,956
BHFTI PIMCO Total Return Subaccount	8,540,651	94,813,733	7,558,899	14,090,262
BHFTI Schroders Global Multi-Asset Subaccount	17,061	202,275	32,083	418
BHFTI SSGA Emerging Markets Enhanced Index II Subaccount	2,146,613	21,160,515	1,596,720	3,440,692
BHFTI SSGA Growth and Income ETF Subaccount	8,021,507	84,098,191	2,930,690	9,238,194
BHFTI SSGA Growth ETF Subaccount	11,750,749	123,120,708	2,980,409	13,779,235
BHFTI T. Rowe Price Large Cap Value Subaccount	10,597,266	299,936,922	27,117,718	41,246,647
BHFTI T. Rowe Price Mid Cap Growth Subaccount	144,466	1,253,181	138,628	371,529
BHFTI Victory Sycamore Mid Cap Value Subaccount	1,460,961	26,568,113	3,240,802	5,435,916
BHFTII BlackRock Bond Income Subaccount	759,052	78,002,637	7,164,470	12,072,871
BHFTII BlackRock Capital Appreciation Subaccount	5,158,342	169,866,375	21,982,936	41,809,925
BHFTII BlackRock Ultra-Short Term Bond Subaccount	1,868,777	189,581,140	68,272,296	33,523,338
BHFTII Brighthouse Asset Allocation 20 Subaccount	840,522	9,051,207	623,187	1,520,246
BHFTII Brighthouse Asset Allocation 40 Subaccount	3,550,000	40,269,932	1,973,834	6,691,984
BHFTII Brighthouse Asset Allocation 60 Subaccount	29,767,404	325,472,085	16,302,848	42,150,127
BHFTII Brighthouse Asset Allocation 80 Subaccount	47,431,631	561,413,585	25,263,995	69,933,863
BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	6,325	1,187,381	130,857	206,868
BHFTII Brighthouse/Dimensional International Small Company Subaccount	45,601	528,055	41,858	70,469
BHFTII Brighthouse/Wellington Balanced Subaccount	10,376,504	177,924,095	12,937,788	27,255,772
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	3,094,070	89,863,177	6,763,756	15,673,925
BHFTII Frontier Mid Cap Growth Subaccount	2,348,980	63,478,502	1,699,047	11,167,097
BHFTII Jennison Growth Subaccount	34,364,490	471,444,868	67,470,975	70,599,024
BHFTII Loomis Sayles Small Cap Core Subaccount	4,432	989,997	78,002	189,604
BHFTII MetLife Aggregate Bond Index Subaccount	3,250,917	34,901,396	1,829,360	4,406,504
BHFTII MetLife Mid Cap Stock Index Subaccount	1,115,463	18,529,778	2,786,021	2,989,242

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII MetLife MSCI EAFE® Index Subaccount	2,663,467	39,360,259	2,703,868	5,302,610
BHFTII MetLife Russell 2000® Index Subaccount	4,607,080	75,597,493	5,878,669	12,841,374
BHFTII MetLife Stock Index Subaccount	14,372,182	650,104,176	80,320,392	127,714,184
BHFTII MFS® Total Return Subaccount	1,458,188	217,406,201	22,799,584	35,010,358
BHFTII MFS® Value Subaccount	6,865,354	97,683,268	14,116,764	16,839,420
BHFTII Neuberger Berman Genesis Subaccount	2,538,489	44,485,015	5,823,519	8,235,481
BHFTII T. Rowe Price Large Cap Growth Subaccount	3,006,496	60,288,304	6,625,307	11,174,773
BHFTII T. Rowe Price Small Cap Growth Subaccount	5,666,894	99,149,052	8,000,991	14,053,411
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	7,379,237	90,059,440	10,092,744	13,551,252
BHFTII Western Asset Management U.S. Government Subaccount	3,629,236	42,127,574	4,519,194	7,689,414
BNY Mellon Sustainable U.S. Equity Subaccount	12,647	508,538	6,834	56,595
DWS Small Mid Cap Value VIP Subaccount	165,784	2,082,069	205,841	360,878
Fidelity® VIP Contrafund® Subaccount	4,245,931	156,563,340	36,811,916	36,383,396
Fidelity® VIP Dynamic Capital Appreciation Subaccount	96,224	1,196,948	169,304	470,771
Fidelity® VIP Equity-Income Subaccount	7,815,580	174,959,271	16,614,858	26,504,170
Fidelity® VIP Freedom 2020 Subaccount	41,576	549,577	69,000	34,057
Fidelity® VIP Freedom 2025 Subaccount	76,795	1,136,947	257,626	986,062
Fidelity® VIP Freedom 2030 Subaccount	160,773	2,571,262	1,538,198	188,742
Fidelity® VIP Freedom 2040 Subaccount	44,332	1,048,979	241,365	108,664
Fidelity® VIP Freedom 2050 Subaccount	68,843	1,505,322	426,225	114,189
Fidelity® VIP FundsManager 60% Subaccount	32,580,296	350,606,181	7,044,883	108,278,887
Fidelity® VIP High Income Subaccount	2,186,891	12,176,236	715,003	1,619,062
Fidelity® VIP Mid Cap Subaccount	6,295,890	206,793,326	37,043,385	33,363,859
FTVIPT Franklin Income VIP Subaccount	683,845	10,040,683	1,000,697	1,758,412
FTVIPT Franklin Mutual Shares VIP Subaccount	515,063	8,460,337	489,268	1,190,404
FTVIPT Franklin Rising Dividends VIP Subaccount	289,707	7,179,955	1,305,919	2,301,118
FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	1,240,210	19,870,114	443,922	4,207,835
FTVIPT Templeton Developing Markets VIP Subaccount	1,210,726	11,250,305	1,293,243	2,080,971
FTVIPT Templeton Foreign VIP Subaccount	2,136,765	29,295,872	2,472,608	4,769,042
Invesco V.I. Comstock Subaccount	168,687	2,797,353	413,098	612,698
Invesco V.I. Diversified Dividend Subaccount	14,450	292,207	25,619	42,129
Invesco V.I. Equally-Weighted S&P 500 Subaccount	71,039	1,879,002	136,497	288,337
Invesco V.I. Equity and Income Subaccount	1,603,211	24,829,970	2,535,254	5,780,556
Invesco V.I. Government Securities Subaccount	276,056	3,253,009	464,890	646,254
Janus Henderson Enterprise Subaccount	150,362	9,235,921	1,058,152	1,821,680
Janus Henderson Global Research Subaccount	7,283	299,930	26,959	27,852
Janus Henderson Overseas Subaccount	572,453	21,749,887	917,422	2,975,245
LMPVET ClearBridge Variable Appreciation Subaccount	3,722,824	137,591,093	29,057,194	35,970,164
LMPVET ClearBridge Variable Dividend Strategy Subaccount	3,336,165	58,876,394	10,519,340	12,092,470
LMPVET ClearBridge Variable Growth Subaccount	3,945,987	75,999,041	15,920,925	5,810,360
LMPVET ClearBridge Variable Large Cap Growth Subaccount	2,257,103	56,420,988	8,016,466	18,065,719
LMPVET ClearBridge Variable Large Cap Value Subaccount	4,352,493	82,140,817	15,649,559	13,583,656
LMPVET ClearBridge Variable Mid Cap Subaccount	940,624	16,602,005	1,344,924	3,587,654
LMPVET ClearBridge Variable Small Cap Growth Subaccount	1,312,190	31,804,709	2,563,669	6,727,511
LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount	1,673,044	22,033,107	1,934,571	4,259,553
LMPVET Franklin Multi-Asset Variable Growth Subaccount	1,201,086	16,343,795	1,729,339	2,784,980
LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount	1,614,437	20,514,194	2,102,790	2,733,258
LMPVIT Western Asset Core Plus Subaccount	5,895,142	35,081,672	3,749,481	4,624,966
LMPVIT Western Asset Variable Global High Yield Bond Subaccount	326,210	2,383,709	230,434	450,578

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Macquarie VIP Small Cap Value Subaccount	199,806	6,702,695	567,962	770,014
Morgan Stanley VIF Growth Subaccount	428,837	9,094,720	29,223	1,310,794
Pioneer Mid Cap Value VCT Subaccount	961,951	13,131,199	1,199,553	2,210,216

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2024 and 2023:

	AB VPS Sustainable Global Thematic Subaccount		Alger Capital Appreciation Subaccount		American Funds® Global Growth Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	131,863	131,141	201,621	259,928	15,484,857	17,743,849
Units issued and transferred from other funding options	11,699	9,822	6,692	11,116	786,560	527,935
Units redeemed and transferred to other funding options	(25,799)	(9,100)	(95,511)	(69,423)	(2,400,473)	(2,786,927)
Units end of year	117,763	131,863	112,802	201,621	13,870,944	15,484,857
	American Funds® The Bond Fund of America Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,569,970	1,773,247	1,451,794	1,734,592	1,711,863	2,006,458
Units issued and transferred from other funding options	141,798	228,095	112,461	185,606	147,372	191,206
Units redeemed and transferred to other funding options	(333,501)	(431,372)	(240,992)	(468,404)	(144,166)	(485,801)
Units end of year	1,378,267	1,569,970	1,323,263	1,451,794	1,715,069	1,711,863
	BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount		BHFTI Brighthouse/Wellington Large Cap Research Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	21,811,885	24,062,264	1,980,184	2,587,690	9,933,120	11,155,708
Units issued and transferred from other funding options	1,186,974	941,316	204,949	532,190	344,047	242,111
Units redeemed and transferred to other funding options	(3,466,491)	(3,191,695)	(337,328)	(1,139,696)	(1,456,943)	(1,464,699)
Units end of year	19,532,368	21,811,885	1,847,805	1,980,184	8,820,224	9,933,120
	BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount		BHFTI JPMorgan Small Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	101,501,559	110,730,212	2,514,711	2,716,867	2,568,525	2,835,612
Units issued and transferred from other funding options	3,589,279	2,425,868	165,468	192,021	244,957	233,894
Units redeemed and transferred to other funding options	(13,863,757)	(11,654,521)	(493,713)	(394,177)	(539,942)	(500,981)
Units end of year	91,227,081	101,501,559	2,186,466	2,514,711	2,273,540	2,568,525

	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	214,796	279,130	35,961,286	41,613,492	33,783,622	39,207,357
Units issued and transferred from other funding options	52,435	7,302	1,576,137	1,411,705	1,442,943	1,471,433
Units redeemed and transferred to other funding options	(46,140)	(71,636)	(6,145,527)	(7,063,911)	(5,851,940)	(6,895,168)
Units end of year	221,091	214,796	31,391,896	35,961,286	29,374,625	33,783,622
	BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	876,752	1,015,692	12,150,990	13,494,202	24,974,018	27,208,116
Units issued and transferred from other funding options	32,807	106,519	1,389,358	778,291	1,214,489	1,334,257
Units redeemed and transferred to other funding options	(67,381)	(245,459)	(2,536,610)	(2,121,503)	(3,013,080)	(3,568,355)
Units end of year	842,178	876,752	11,003,738	12,150,990	23,175,427	24,974,018
	BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Comstock Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	23,631,716	25,049,110	13,637,776	15,312,749	35,102,641	39,819,422
Units issued and transferred from other funding options	1,616,270	1,958,867	1,511,498	1,427,941	1,882,428	1,864,949
Units redeemed and transferred to other funding options	(3,854,345)	(3,376,261)	(2,354,692)	(3,102,914)	(5,960,920)	(6,581,730)
Units end of year	21,393,641	23,631,716	12,794,582	13,637,776	31,024,149	35,102,641
	BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount		BHFTI MetLife Multi-Index Targeted Risk Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	8,165,444	9,183,313	96,398,268	108,219,539	15,184	13,771
Units issued and transferred from other funding options	113,687	146,567	3,357,223	3,230,728	1,655	2,060
Units redeemed and transferred to other funding options	(1,129,115)	(1,164,436)	(15,454,604)	(15,051,999)	(1,506)	(647)
Units end of year	7,150,016	8,165,444	84,300,887	96,398,268	15,333	15,184

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	17,919,393	20,032,840	1,666,987	1,875,893	22,413,679	24,008,810
Units issued and transferred from other funding options	854,518	884,881	112,796	131,049	2,415,844	1,930,435
Units redeemed and transferred to other funding options	(2,427,809)	(2,998,328)	(420,636)	(339,955)	(4,024,621)	(3,525,566)
Units end of year	16,346,102	17,919,393	1,359,147	1,666,987	20,804,902	22,413,679
	BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount		BHFTI T. Rowe Price Large Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	39,698,754	42,738,549	54,291,156	58,425,051	91,789,987	100,117,323
Units issued and transferred from other funding options	942,957	763,162	986,456	1,192,562	4,873,093	5,166,479
Units redeemed and transferred to other funding options	(4,113,525)	(3,802,957)	(5,706,741)	(5,326,457)	(13,465,077)	(13,493,815)
Units end of year	36,528,186	39,698,754	49,570,871	54,291,156	83,198,003	91,789,987
	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	40,436,449	44,840,796	138,657,754	149,120,904	5,670,111	7,271,885
Units issued and transferred from other funding options	2,524,578	1,963,030	61,716,684	29,473,928	410,290	278,581
Units redeemed and transferred to other funding options	(7,832,182)	(6,367,377)	(38,834,029)	(39,937,078)	(1,070,840)	(1,880,355)
Units end of year	35,128,845	40,436,449	161,540,409	138,657,754	5,009,561	5,670,111
	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/ Dimensional International Small Company Subaccount		BHFTII Brighthouse/ Wellington Balanced Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	264,971	309,414	190,549	210,567	34,053,369	36,985,298
Units issued and transferred from other funding options	1,197	9,514	10,284	10,529	1,254,721	587,821
Units redeemed and transferred to other funding options	(35,790)	(53,957)	(25,855)	(30,547)	(4,750,382)	(3,519,750)
Units end of year	230,378	264,971	174,978	190,549	30,557,708	34,053,369

	BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Emerging Markets Enhanced Index II Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	57,789,322	63,864,127	10,804	13,874	8,561,920	9,342,647
Units issued and transferred from other funding options	6,338,514	5,071,202	1,867	2,182	785,723	628,950
Units redeemed and transferred to other funding options	(11,224,595)	(11,146,007)	(37)	(5,252)	(1,519,567)	(1,409,677)
Units end of year	52,903,241	57,789,322	12,634	10,804	7,828,076	8,561,920
	BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	294,140	308,793	10,740,652	11,788,865	50,115,378	54,476,780
Units issued and transferred from other funding options	1,863	12,337	683,703	668,880	4,553,023	5,180,552
Units redeemed and transferred to other funding options	(64,172)	(26,990)	(2,019,353)	(1,717,093)	(9,193,634)	(9,541,954)
Units end of year	231,831	294,140	9,405,002	10,740,652	45,474,767	50,115,378
	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	21,075,974	23,310,443	155,133,553	172,347,253	249,506,789	267,461,072
Units issued and transferred from other funding options	1,001,244	434,415	4,705,820	4,240,162	5,945,875	8,773,086
Units redeemed and transferred to other funding options	(3,813,855)	(2,668,884)	(19,984,340)	(21,453,862)	(29,302,343)	(26,727,369)
Units end of year	18,263,363	21,075,974	139,855,033	155,133,553	226,150,321	249,506,789
	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	21,250,456	23,710,667	23,387,687	25,601,571	118,689,694	129,821,695
Units issued and transferred from other funding options	975,158	825,831	971,271	1,004,865	2,789,911	2,296,984
Units redeemed and transferred to other funding options	(3,477,412)	(3,286,042)	(3,832,288)	(3,218,749)	(14,773,951)	(13,428,985)
Units end of year	18,748,202	21,250,456	20,526,670	23,387,687	106,705,654	118,689,694

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTII Loomis Sayles Small Cap Core Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	124,909	142,469	13,897,102	14,903,553	3,954,584	4,310,190
Units issued and transferred from other funding options	1,289	3,338	623,401	551,861	352,037	159,352
Units redeemed and transferred to other funding options	(20,203)	(20,898)	(1,971,260)	(1,558,312)	(703,166)	(514,958)
Units end of year	105,995	124,909	12,549,243	13,897,102	3,603,455	3,954,584
	BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	64,110,113	71,065,681	25,045,146	27,836,841	9,879,532	10,845,299
Units issued and transferred from other funding options	4,129,854	3,523,411	1,322,785	1,125,758	387,976	402,711
Units redeemed and transferred to other funding options	(11,287,534)	(10,478,979)	(4,272,961)	(3,917,453)	(1,669,374)	(1,368,478)
Units end of year	56,952,433	64,110,113	22,094,970	25,045,146	8,598,134	9,879,532
	BHFTII Western Asset Management U.S. Government Subaccount		BNY Mellon Sustainable U.S. Equity Subaccount		DWS Small Mid Cap Value VIP Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	26,938,757	29,490,028	159,045	184,627	698,102	776,648
Units issued and transferred from other funding options	3,789,841	3,091,665	—	267	28,171	22,513
Units redeemed and transferred to other funding options	(6,166,941)	(5,642,936)	(9,800)	(25,849)	(94,620)	(101,059)
Units end of year	24,561,657	26,938,757	149,245	159,045	631,653	698,102
	Fidelity® VIP Freedom 2020 Subaccount		Fidelity® VIP Freedom 2025 Subaccount		Fidelity® VIP Freedom 2030 Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	192,029	247,445	661,406	713,558	425,492	327,926
Units issued and transferred from other funding options	16,145	22,096	82,612	76,759	466,692	108,851
Units redeemed and transferred to other funding options	(12,542)	(77,512)	(329,648)	(128,911)	(62,917)	(11,285)
Units end of year	195,632	192,029	414,370	661,406	829,267	425,492

	BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	13,496,880	14,216,653	12,264,508	13,280,545	205,325,898	222,686,400
Units issued and transferred from other funding options	553,738	554,866	473,302	562,435	5,184,293	4,796,361
Units redeemed and transferred to other funding options	(1,710,771)	(1,274,639)	(1,787,282)	(1,578,472)	(26,805,627)	(22,156,863)
Units end of year	12,339,847	13,496,880	10,950,528	12,264,508	183,704,564	205,325,898
	BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	14,195,297	15,705,285	21,507,556	23,361,610	15,902,257	18,316,052
Units issued and transferred from other funding options	665,746	895,690	737,561	785,003	1,075,760	919,023
Units redeemed and transferred to other funding options	(2,198,228)	(2,405,678)	(2,898,989)	(2,639,057)	(2,439,401)	(3,332,818)
Units end of year	12,662,815	14,195,297	19,346,128	21,507,556	14,538,616	15,902,257
	Fidelity® VIP Contrafund® Subaccount		Fidelity® VIP Dynamic Capital Appreciation Subaccount		Fidelity® VIP Equity-Income Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	33,113,776	37,320,404	354,763	379,674	24,235,355	26,429,561
Units issued and transferred from other funding options	2,002,340	1,169,217	16,754	5,075	386,842	421,894
Units redeemed and transferred to other funding options	(5,424,374)	(5,375,845)	(88,160)	(29,986)	(2,882,334)	(2,616,100)
Units end of year	29,691,742	33,113,776	283,357	354,763	21,739,863	24,235,355
	Fidelity® VIP Freedom 2040 Subaccount		Fidelity® VIP Freedom 2050 Subaccount		Fidelity® VIP FundsManager 60% Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	225,977	206,788	287,296	237,658	22,611,635	29,087,023
Units issued and transferred from other funding options	47,346	47,750	82,264	75,116	512,814	27,861
Units redeemed and transferred to other funding options	(24,741)	(28,561)	(25,253)	(25,478)	(5,847,378)	(6,503,249)
Units end of year	248,582	225,977	344,307	287,296	17,277,071	22,611,635

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	Fidelity® VIP High Income Subaccount		Fidelity® VIP Mid Cap Subaccount		FTVIPT Franklin Income VIP Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,849,414	3,145,752	36,654,310	39,825,738	3,767,002	4,230,152
Units issued and transferred from other funding options	52,118	40,391	1,918,749	1,178,619	166,911	168,030
Units redeemed and transferred to other funding options	(398,690)	(336,729)	(5,685,343)	(4,350,047)	(533,627)	(631,180)
Units end of year	2,502,842	2,849,414	32,887,716	36,654,310	3,400,286	3,767,002
	FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount		Invesco V.I. Comstock Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	4,551,858	4,829,792	17,720,413	20,123,394	1,222,079	1,378,419
Units issued and transferred from other funding options	402,687	259,496	1,573,376	935,359	51,880	137,043
Units redeemed and transferred to other funding options	(884,930)	(537,430)	(2,885,640)	(3,338,340)	(202,491)	(293,383)
Units end of year	4,069,615	4,551,858	16,408,149	17,720,413	1,071,468	1,222,079
	Invesco V.I. Government Securities Subaccount		Janus Henderson Enterprise Subaccount		Janus Henderson Global Research Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,743,918	3,224,496	2,938,923	3,426,708	140,840	149,022
Units issued and transferred from other funding options	385,175	142,226	162,168	190,984	3,052	1,805
Units redeemed and transferred to other funding options	(558,603)	(622,804)	(445,123)	(678,769)	(6,315)	(9,987)
Units end of year	2,570,490	2,743,918	2,655,968	2,938,923	137,577	140,840
	LMPVET ClearBridge Variable Growth Subaccount		LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	18,144,071	19,605,939	17,725,753	19,863,169	23,562,177	26,018,715
Units issued and transferred from other funding options	472,439	488,467	900,078	880,270	811,821	855,818
Units redeemed and transferred to other funding options	(1,891,411)	(1,950,335)	(3,010,949)	(3,017,686)	(3,459,094)	(3,312,356)
Units end of year	16,725,099	18,144,071	15,614,882	17,725,753	20,914,904	23,562,177

	FTVIPT Franklin Mutual Shares VIP Subaccount		FTVIPT Franklin Rising Dividends VIP Subaccount		FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,329,602	3,747,195	2,010,842	2,331,556	5,216,252	5,793,086
Units issued and transferred from other funding options	110,433	103,327	202,056	186,557	190,855	351,942
Units redeemed and transferred to other funding options	(436,237)	(520,920)	(476,392)	(507,271)	(1,047,082)	(928,776)
Units end of year	3,003,798	3,329,602	1,736,506	2,010,842	4,360,025	5,216,252
	Invesco V.I. Diversified Dividend Subaccount		Invesco V.I. Equally-Weighted S&P 500 Subaccount		Invesco V.I. Equity and Income Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	146,046	245,413	537,506	569,788	8,934,856	10,497,768
Units issued and transferred from other funding options	1,662	15	16,900	10,164	614,479	416,821
Units redeemed and transferred to other funding options	(12,360)	(99,382)	(67,999)	(42,446)	(1,846,220)	(1,979,733)
Units end of year	135,348	146,046	486,407	537,506	7,703,115	8,934,856
	Janus Henderson Overseas Subaccount		LMPVET ClearBridge Variable Appreciation Subaccount		LMPVET ClearBridge Variable Dividend Strategy Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	10,793,025	11,966,010	48,077,062	53,368,682	19,895,974	22,819,911
Units issued and transferred from other funding options	574,769	539,782	1,847,438	1,357,616	942,534	932,659
Units redeemed and transferred to other funding options	(1,378,013)	(1,712,767)	(7,396,382)	(6,649,236)	(3,237,848)	(3,856,596)
Units end of year	9,989,781	10,793,025	42,528,118	48,077,062	17,600,660	19,895,974
	LMPVET ClearBridge Variable Mid Cap Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount		LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	6,192,421	6,666,375	8,586,622	9,238,983	9,694,938	10,530,210
Units issued and transferred from other funding options	403,395	358,032	453,856	453,315	438,043	522,564
Units redeemed and transferred to other funding options	(1,043,371)	(831,986)	(1,476,128)	(1,105,676)	(1,611,376)	(1,357,836)
Units end of year	5,552,445	6,192,421	7,564,350	8,586,622	8,521,605	9,694,938

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2024 and 2023:

	LMPVET Franklin Multi-Asset Variable Growth Subaccount		LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount		LMPVIT Western Asset Core Plus Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	5,907,652	6,343,057	8,179,468	9,011,632	14,417,305	16,142,132
Units issued and transferred from other funding options	35,020	149,018	160,315	254,825	1,541,851	947,362
Units redeemed and transferred to other funding options	(829,680)	(584,423)	(837,088)	(1,086,989)	(2,880,404)	(2,672,189)
Units end of year	5,112,992	5,907,652	7,502,695	8,179,468	13,078,752	14,417,305

	Pioneer Mid Cap Value VCT Subaccount
	2024	2023
Units beginning of year	3,236,007	3,669,238
Units issued and transferred from other funding options	179,896	235,415
Units redeemed and transferred to other funding options	(632,896)	(668,646)
Units end of year	2,783,007	3,236,007

	LMPVIT Western Asset Variable Global High Yield Bond Subaccount		Macquarie VIP Small Cap Value Subaccount		Morgan Stanley VIF Growth Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,051,002	1,204,787	1,308,393	1,444,081	1,383,567	1,536,439
Units issued and transferred from other funding options	107,753	124,683	23,821	23,314	10,906	21,041
Units redeemed and transferred to other funding options	(258,906)	(278,468)	(111,898)	(159,002)	(172,237)	(173,913)
Units end of year	899,849	1,051,002	1,220,316	1,308,393	1,222,236	1,383,567

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio, or series, and total return ratios for the respective stated periods in the five years ended December 31, 2024:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
AB VPS Sustainable Global	2024	117,763	1.98 - 2.09	244,155	—	1.65 - 1.90	3.95 - 4.21
Thematic Subaccount	2023	131,863	1.90 - 2.01	262,661	0.03	1.65 - 1.90	13.53 - 13.82
	2022	131,141	1.67 - 1.76	229,647	—	1.65 - 1.90	(28.54) - (28.36)
	2021	139,641	2.34 - 2.46	340,268	—	1.65 - 1.90	20.27 - 20.57
	2020	180,315	1.95 - 2.04	365,325	0.48	1.65 - 1.90	36.46 - 36.80
Alger Capital Appreciation	2024	112,802	8.21 - 10.99	1,141,097	—	1.55 - 2.50	44.10 - 45.48
Subaccount	2023	201,621	5.35 - 7.55	1,437,875	—	1.55 - 2.55	39.20 - 40.59
	2022	259,928	3.84 - 5.37	1,328,480	—	1.55 - 2.55	(38.28) - (37.66)
	2021	308,867	6.22 - 8.62	2,504,256	—	1.55 - 2.55	15.84 - 17.00
	2020	400,023	5.37 - 7.37	2,806,408	—	1.55 - 2.55	37.83 - 39.22
American Funds® Global	2024	13,870,944	4.18 - 6.99	80,126,081	1.52	0.30 - 2.60	10.74 - 13.34
Growth Subaccount	2023	15,484,857	3.77 - 6.24	80,029,038	0.88	0.30 - 2.60	19.47 - 22.24
	2022	17,743,849	3.16 - 5.17	75,825,259	0.65	0.30 - 2.60	(26.67) - (24.96)
	2021	19,623,281	4.31 - 6.96	113,128,512	0.33	0.30 - 2.60	13.43 - 16.07
	2020	22,171,319	3.80 - 6.07	111,442,647	0.35	0.30 - 2.60	27.11 - 30.07
American Funds® Global	2024	221,091	4.92 - 5.62	1,166,878	1.07	1.40 - 1.90	0.39 - 0.90
Small Capitalization	2023	214,796	4.90 - 5.57	1,124,736	0.23	1.40 - 1.90	13.99 - 14.56
Subaccount	2022	279,130	4.30 - 4.87	1,279,577	—	1.40 - 1.90	(30.88) - (30.53)
	2021	282,050	6.22 - 7.00	1,867,115	—	1.40 - 1.90	4.73 - 5.25
	2020	304,533	5.94 - 6.65	1,921,536	0.16	1.40 - 1.90	27.28 - 27.91
American Funds® Growth	2024	31,391,896	6.35 - 10.54	275,768,113	0.33	0.30 - 2.65	28.16 - 31.23
Subaccount	2023	35,961,286	4.95 - 8.10	243,660,583	0.35	0.30 - 2.65	34.87 - 38.07
	2022	41,613,492	3.67 - 5.95	206,241,058	0.31	0.30 - 2.65	(31.77) - (30.15)
	2021	45,339,856	5.38 - 8.64	326,597,971	0.21	0.30 - 2.65	18.80 - 21.62
	2020	51,517,432	4.52 - 7.20	309,665,050	0.32	0.30 - 2.65	48.10 - 51.62
American Funds®	2024	29,374,625	3.88 - 6.47	165,733,137	1.08	0.30 - 2.70	20.89 - 23.85
Growth-Income Subaccount	2023	33,783,622	3.21 - 5.28	155,751,111	1.33	0.30 - 2.70	22.79 - 25.76
	2022	39,207,357	2.62 - 4.24	146,029,068	1.26	0.30 - 2.70	(18.71) - (16.74)
	2021	43,125,417	3.22 - 5.15	195,644,743	1.10	0.30 - 2.70	20.79 - 23.72
	2020	48,860,435	2.64 - 4.22	182,005,882	1.34	0.30 - 2.75	10.46 - 13.20
American Funds® The Bond	2024	1,378,267	1.61 - 1.85	2,430,206	4.00	1.40 - 1.90	(0.76) - (0.26)
Fund of America Subaccount	2023	1,569,970	1.62 - 1.85	2,768,944	3.26	1.40 - 1.90	3.05 - 3.56
	2022	1,773,247	1.57 - 1.79	3,020,522	2.83	1.40 - 1.90	(14.22) - (13.79)
	2021	2,174,406	1.83 - 2.07	4,307,551	1.39	1.40 - 1.90	(2.18) - (1.69)
	2020	2,244,339	1.87 - 2.11	4,535,947	2.25	1.40 - 1.90	7.66 - 8.20
BHFTI American Funds®	2024	1,323,263	2.32 - 2.74	3,368,197	1.67	0.30 - 1.30	10.14 - 11.26
Balanced Allocation	2023	1,451,794	2.10 - 2.46	3,333,728	2.36	0.30 - 1.30	14.99 - 16.14
Subaccount	2022	1,734,592	1.83 - 2.12	3,457,097	1.41	0.30 - 1.30	(17.84) - (17.01)
	2021	1,766,964	2.23 - 2.55	4,263,364	1.20	0.30 - 1.30	10.69 - 11.81
	2020	2,041,503	2.01 - 2.28	4,440,214	1.67	0.30 - 1.30	14.07 - 15.22

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds® Growth	2024	1,715,069	2.69 - 3.18	5,033,238	1.19	0.30 - 1.30	13.08 - 14.23
Allocation Subaccount	2023	1,711,863	2.38 - 2.79	4,409,597	2.04	0.30 - 1.30	18.73 - 19.92
	2022	2,006,458	2.01 - 2.33	4,351,158	1.07	0.30 - 1.30	(19.57) - (18.77)
	2021	1,977,637	2.50 - 2.86	5,310,008	0.80	0.30 - 1.30	14.41 - 15.56
	2020	2,182,829	2.18 - 2.48	5,064,893	1.57	0.30 - 1.30	15.41 - 16.57
BHFTI American Funds®	2024	842,178	1.99 - 2.35	1,801,231	2.09	0.30 - 1.30	7.70 - 8.79
Moderate Allocation	2023	876,752	1.85 - 2.16	1,729,364	2.56	0.30 - 1.30	11.46 - 12.58
Subaccount	2022	1,015,692	1.66 - 1.92	1,795,502	1.68	0.30 - 1.30	(15.73) - (14.88)
	2021	1,408,916	1.97 - 2.25	2,911,811	1.59	0.30 - 1.30	8.22 - 9.31
	2020	1,480,967	1.82 - 2.06	2,824,348	1.80	0.30 - 1.30	11.53 - 12.65
BHFTI BlackRock High Yield	2024	11,003,738	1.77 - 14.65	49,488,280	6.10	0.19 - 2.75	5.23 - 8.21
Subaccount	2023	12,150,990	1.68 - 13.67	50,964,922	5.37	0.19 - 2.75	10.01 - 13.20
	2022	13,494,202	1.53 - 12.19	49,688,288	5.15	0.19 - 2.75	(12.76) - (10.34)
	2021	15,132,977	1.75 - 13.72	62,625,612	4.13	0.19 - 2.75	2.32 - 5.34
	2020	15,876,598	1.71 - 13.15	63,095,213	5.44	0.19 - 2.75	4.58 - 7.56
BHFTI Brighthouse Asset	2024	23,175,427	2.19 - 4.05	67,525,696	0.88	0.30 - 2.45	10.62 - 13.04
Allocation 100 Subaccount	2023	24,974,018	1.98 - 3.66	64,930,281	2.72	0.30 - 2.45	17.90 - 20.45
	2022	27,208,116	1.68 - 3.10	59,203,400	1.33	0.30 - 2.45	(22.08) - (20.39)
	2021	28,286,623	2.15 - 3.98	77,963,010	1.12	0.30 - 2.45	15.27 - 17.77
	2020	29,928,153	1.87 - 3.45	70,679,066	1.15	0.30 - 2.45	16.03 - 18.56
BHFTI Brighthouse Small Cap	2024	19,532,368	1.99 - 6.21	70,501,623	1.27	0.30 - 2.70	5.21 - 7.79
Value Subaccount	2023	21,811,885	1.89 - 5.82	73,626,777	1.01	0.30 - 2.70	10.92 - 13.61
	2022	24,062,264	1.71 - 5.19	72,060,078	0.63	0.30 - 2.70	(15.40) - (13.35)
	2021	26,377,513	2.02 - 6.06	92,005,285	0.84	0.30 - 2.70	28.29 - 31.40
	2020	29,940,763	1.57 - 4.66	80,202,218	1.34	0.30 - 2.70	(3.20) - (0.84)
BHFTI Brighthouse/Eaton	2024	1,847,805	1.22 - 1.38	2,494,702	8.56	1.70 - 2.50	5.02 - 5.87
Vance Floating Rate	2023	1,980,184	1.17 - 1.30	2,525,246	5.69	1.70 - 2.50	8.06 - 8.93
Subaccount	2022	2,587,690	1.08 - 1.19	3,032,833	3.45	1.70 - 2.50	(4.03) - (3.26)
	2021	2,866,634	1.12 - 1.23	3,472,742	3.08	1.70 - 2.50	0.94 - 1.75
	2020	2,896,613	1.11 - 1.21	3,456,000	4.54	1.70 - 2.50	(0.46) - 0.34
BHFTI Brighthouse/Wellington	2024	8,820,224	3.51 - 6.93	38,797,309	0.47	0.30 - 2.50	18.49 - 21.15
Large Cap Research	2023	9,933,120	2.93 - 5.72	36,494,667	0.69	0.30 - 2.50	22.42 - 25.13
Subaccount	2022	11,155,708	2.37 - 4.57	33,274,007	0.56	0.30 - 2.50	(21.11) - (19.36)
	2021	12,220,827	2.98 - 5.67	45,687,145	0.76	0.30 - 2.60	21.01 - 23.83
	2020	13,502,807	2.44 - 4.58	41,330,251	0.99	0.30 - 2.75	18.78 - 21.74
BHFTI CBRE Global Real	2024	21,393,641	1.19 - 3.51	34,702,539	3.60	0.30 - 2.60	(2.20) - 0.35
Estate Subaccount	2023	23,631,716	1.21 - 3.55	38,543,386	2.71	0.30 - 2.60	9.85 - 12.53
	2022	25,049,110	1.10 - 3.20	36,596,341	4.40	0.30 - 2.60	(26.92) - (24.94)
	2021	27,300,104	1.50 - 4.32	53,675,641	3.03	0.30 - 2.60	30.97 - 34.30
	2020	30,117,273	1.14 - 3.26	44,728,909	4.65	0.30 - 2.60	(7.46) - (5.06)
BHFTI Harris Oakmark	2024	12,794,582	1.71 - 3.32	30,333,852	2.33	0.30 - 2.60	(7.20) - (5.02)
International Subaccount	2023	13,637,776	1.83 - 3.52	34,432,841	2.14	0.30 - 2.60	16.21 - 18.90
	2022	15,312,749	1.56 - 2.98	32,975,441	2.44	0.30 - 2.60	(17.94) - (16.03)
	2021	16,792,113	1.89 - 3.57	43,630,122	0.84	0.30 - 2.60	5.88 - 8.34
	2020	18,854,315	1.77 - 3.31	45,754,850	3.35	0.30 - 2.60	2.65 - 5.05

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Comstock	2024	31,024,149	2.75 - 6.11	130,704,204	1.60	0.30 - 2.60	11.76 - 14.38
Subaccount	2023	35,102,641	2.46 - 5.36	131,002,299	1.96	0.30 - 2.60	9.34 - 11.87
	2022	39,819,422	2.25 - 4.80	134,819,600	1.86	0.30 - 2.60	(1.94) - 0.34
	2021	45,921,335	2.29 - 4.80	156,894,907	1.93	0.30 - 2.60	29.77 - 32.78
	2020	52,488,938	1.77 - 3.63	137,078,924	2.22	0.30 - 2.75	(3.21) - (0.80)
BHFTI Invesco Global Equity	2024	91,227,081	2.26 - 5.26	296,158,295	0.21	0.30 - 2.70	13.03 - 15.80
Subaccount	2023	101,501,559	2.00 - 4.60	286,372,773	0.30	0.30 - 2.70	31.01 - 34.18
	2022	110,730,212	1.52 - 3.47	234,355,322	—	0.30 - 2.70	(33.66) - (32.05)
	2021	119,275,854	2.29 - 5.18	374,561,297	0.09	0.30 - 2.70	12.39 - 15.12
	2020	130,926,591	2.04 - 4.56	359,649,007	0.83	0.30 - 2.70	24.18 - 27.20
BHFTI Invesco Small Cap	2024	2,186,466	3.30 - 6.22	10,233,285	—	0.30 - 2.60	13.32 - 16.23
Growth Subaccount	2023	2,514,711	2.89 - 5.43	10,247,019	—	0.30 - 2.60	9.03 - 11.99
	2022	2,716,867	2.64 - 4.93	10,041,309	—	0.30 - 2.60	(36.81) - (35.23)
	2021	2,816,365	4.15 - 7.71	16,315,837	—	0.30 - 2.60	4.19 - 6.80
	2020	3,049,133	3.96 - 7.32	16,747,297	0.07	0.30 - 2.60	52.73 - 56.77
BHFTI JPMorgan Small Cap	2024	2,273,540	2.56 - 3.66	7,688,898	1.74	0.30 - 2.60	6.37 - 8.87
Value Subaccount	2023	2,568,525	2.31 - 3.40	8,018,322	1.37	0.30 - 2.60	10.32 - 12.87
	2022	2,835,612	2.17 - 3.04	7,944,134	1.16	0.30 - 2.60	(15.44) - (13.47)
	2021	3,105,281	2.55 - 3.54	10,171,546	1.14	0.30 - 2.60	29.60 - 32.61
	2020	3,390,292	2.00 - 2.70	8,465,126	1.38	0.30 - 2.60	3.61 - 6.02
BHFTI Loomis Sayles Global	2024	7,150,016	4.69 - 13.73	96,500,908	1.07	0.60 - 1.30	11.04 - 11.83
Allocation Subaccount	2023	8,165,444	4.22 - 12.36	99,204,042	—	0.60 - 1.30	20.94 - 21.78
	2022	9,183,313	3.49 - 10.21	92,135,736	—	0.60 - 1.30	(24.11) - (23.58)
	2021	10,306,590	4.59 - 13.45	136,279,058	1.02	0.60 - 1.30	13.09 - 13.88
	2020	11,429,150	4.06 - 11.89	133,723,909	0.92	0.60 - 1.30	13.62 - 14.42
BHFTI Loomis Sayles Growth	2024	84,300,887	2.66 - 35.74	888,932,040	—	0.30 - 2.70	30.53 - 34.07
Subaccount	2023	96,398,268	2.03 - 26.91	752,806,101	—	0.30 - 2.70	47.71 - 51.61
	2022	108,219,539	1.37 - 17.92	551,329,663	—	0.30 - 2.60	(29.85) - (28.08)
	2021	114,041,018	1.96 - 25.15	829,993,068	0.22	0.30 - 2.60	15.23 - 18.30
	2020	40,644,387	1.70 - 21.46	535,699,103	0.83	0.30 - 2.60	28.86 - 32.14
BHFTI MetLife Multi-Index	2024	15,333	16.55 - 18.36	269,484	2.38	0.30 - 1.15	6.24 - 7.16
Targeted Risk Subaccount	2023	15,184	15.58 - 17.13	250,067	2.27	0.30 - 1.15	12.53 - 13.48
	2022	13,771	13.85 - 15.10	200,585	1.79	0.30 - 1.15	(21.99) - (21.33)
	2021	12,403	17.75 - 19.19	230,463	1.74	0.30 - 1.15	8.46 - 9.39
	2020	11,229	16.37 - 17.54	191,444	2.16	0.30 - 1.15	5.34 - 6.24
BHFTI MFS® Research	2024	16,346,102	1.51 - 3.00	36,646,866	1.64	0.30 - 2.65	0.24 - 2.64
International Subaccount	2023	17,919,393	1.50 - 2.97	39,592,656	1.50	0.30 - 2.65	9.88 - 12.48
	2022	20,032,840	1.37 - 2.62	39,792,375	1.81	0.30 - 2.65	(19.72) - (17.81)
	2021	21,549,408	1.70 - 3.24	52,762,722	0.95	0.30 - 2.65	8.79 - 11.38
	2020	23,270,099	1.56 - 3.01	51,739,812	2.22	0.30 - 2.65	10.05 - 12.68
BHFTI Morgan Stanley	2024	1,359,147	3.36 - 9.37	7,049,189	—	0.30 - 2.60	35.34 - 38.51
Discovery Subaccount	2023	1,666,987	2.46 - 6.85	6,433,260	—	0.30 - 2.60	37.26 - 40.44
	2022	1,875,893	1.78 - 4.94	5,234,970	—	0.30 - 2.60	(63.49) - (62.63)
	2021	1,827,815	4.83 - 13.43	14,012,753	—	0.30 - 2.60	(13.07) - (11.05)
	2020	2,247,711	5.52 - 15.30	19,200,216	—	0.30 - 2.60	146.62 - 152.36

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI PIMCO Inflation	2024	20,804,902	1.11 - 1.79	30,852,225	—	0.30 - 2.75	(0.52) - 2.22
Protected Bond Subaccount	2023	22,413,679	1.11 - 1.75	32,803,180	2.34	0.30 - 2.75	0.94 - 3.43
	2022	24,008,810	1.10 - 1.70	34,300,444	6.48	0.30 - 2.75	(14.14) - (11.86)
	2021	25,212,059	1.28 - 1.92	41,300,650	0.91	0.30 - 2.75	2.72 - 5.30
	2020	25,848,721	1.25 - 1.83	40,701,387	2.98	0.30 - 2.75	8.67 - 11.52
BHFTI PIMCO Total Return	2024	52,903,241	1.16 - 2.26	82,587,487	2.88	0.30 - 2.70	(0.32) - 2.12
Subaccount	2023	57,789,322	1.16 - 2.22	89,465,462	2.91	0.30 - 2.70	3.24 - 5.74
	2022	63,864,127	1.13 - 2.11	95,027,554	2.93	0.30 - 2.70	(16.83) - (14.82)
	2021	70,706,574	1.35 - 2.48	125,075,812	1.80	0.30 - 2.70	(4.02) - (1.69)
	2020	75,518,667	1.41 - 2.53	138,373,579	3.81	0.30 - 2.70	5.62 - 8.19
BHFTI Schroders Global	2024	12,634	15.56 - 17.18	209,483	1.68	0.30 - 1.15	8.44 - 9.37
Multi-Asset Subaccount	2023	10,804	14.35 - 15.71	164,263	2.10	0.30 - 1.15	13.71 - 14.68
	2022	13,874	12.62 - 13.70	184,606	1.37	0.30 - 1.15	(21.08) - (20.41)
	2021	11,905	15.99 - 17.21	199,578	0.33	0.30 - 1.15	10.15 - 11.09
	2020	5,315	14.51 - 15.50	80,394	1.69	0.30 - 1.15	0.94 - 1.80
BHFTI SSGA Emerging Markets	2024	7,828,076	1.34 - 3.90	19,245,306	1.54	0.30 - 2.65	1.13 - 3.73
Enhanced Index II Subaccount	2023	8,561,920	1.32 - 3.77	20,600,972	1.10	0.30 - 2.65	3.74 - 6.36
	2022	9,342,647	1.26 - 3.55	21,434,132	0.81	0.30 - 2.65	(27.71) - (25.80)
	2021	9,693,277	1.73 - 4.80	30,359,944	0.23	0.30 - 2.65	(7.50) - (5.10)
	2020	10,890,523	1.86 - 5.08	36,618,270	2.00	0.30 - 2.65	24.02 - 27.29
BHFTI SSGA Growth and	2024	36,528,186	2.35	85,749,907	2.36	1.25	9.41
Income ETF Subaccount	2023	39,698,754	2.15	85,175,100	2.32	1.25	12.56
	2022	42,738,549	1.91	81,464,733	3.02	1.25	(16.43)
	2021	45,676,905	2.28	104,179,077	1.77	1.25	11.97
	2020	49,561,039	2.04	100,953,217	2.67	1.25	8.46
BHFTI SSGA Growth ETF	2024	49,570,871	2.58	127,965,653	2.03	1.25	11.31
Subaccount	2023	54,291,156	2.32	125,908,761	1.87	1.25	14.32
	2022	58,425,051	2.03	118,523,970	2.76	1.25	(16.92)
	2021	61,849,873	2.44	151,018,714	1.46	1.25	16.14
	2020	67,076,358	2.10	141,014,656	2.41	1.25	9.37
BHFTI T. Rowe Price Large Cap	2024	83,198,003	2.35 - 17.68	286,898,316	2.10	0.30 - 2.70	8.18 - 10.84
Value Subaccount	2023	91,789,987	1.36 - 16.06	289,116,803	1.90	0.30 - 2.70	0.00 - 9.45
	2022	100,117,323	1.36 - 14.79	292,210,907	1.66	0.30 - 2.70	(7.63) - 0.00
	2021	111,352,652	1.36 - 15.74	347,510,045	1.91	0.30 - 2.70	0.00 - 25.74
	2020	124,173,096	1.36 - 12.61	312,097,691	2.43	0.30 - 2.70	0.00 - 2.69
BHFTI T. Rowe Price Mid Cap	2024	231,831	3.17 - 5.94	1,103,645	—	1.55 - 2.45	6.64 - 7.61
Growth Subaccount	2023	294,140	2.90 - 5.52	1,352,819	—	1.55 - 2.65	16.72 - 18.01
	2022	308,793	2.48 - 4.68	1,196,798	—	1.55 - 2.65	(24.55) - (23.72)
	2021	335,917	3.11 - 6.14	1,735,765	—	1.55 - 2.65	11.97 - 13.21
	2020	365,293	2.77 - 5.42	1,654,828	0.03	1.55 - 2.65	20.67 - 22.01
BHFTI Victory Sycamore Mid	2024	9,405,002	2.27 - 5.31	28,042,085	1.27	0.30 - 2.65	6.88 - 9.45
Cap Value Subaccount	2023	10,740,652	2.12 - 4.91	29,628,335	1.48	0.30 - 2.65	7.07 - 9.61
	2022	11,788,865	1.98 - 4.54	30,067,188	1.70	0.30 - 2.65	(5.24) - (2.99)
	2021	13,610,599	2.09 - 4.75	36,226,321	1.18	0.30 - 2.65	28.35 - 31.40
	2020	15,488,754	1.63 - 3.66	31,721,164	1.46	0.30 - 2.65	4.82 - 7.32

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock Bond	2024	45,474,767	0.98 - 2.37	67,779,111	3.99	0.30 - 2.70	(1.43) - 1.20
Income Subaccount	2023	50,115,378	0.99 - 2.35	74,510,283	3.10	0.30 - 2.70	2.83 - 5.52
	2022	54,476,780	0.96 - 2.23	77,583,757	2.82	0.30 - 2.70	(16.60) - (14.40)
	2021	61,476,978	1.15 - 2.62	103,285,912	2.66	0.30 - 2.70	(3.29) - (0.73)
	2020	64,844,578	1.19 - 2.64	111,079,654	3.54	0.30 - 2.75	5.50 - 8.27
BHFTII BlackRock Capital	2024	35,128,845	3.53 - 17.53	232,308,891	0.08	0.30 - 2.65	28.53 - 31.59
Appreciation Subaccount	2023	40,436,449	2.72 - 13.45	203,821,315	0.04	0.30 - 2.60	45.66 - 49.16
	2022	44,840,796	1.84 - 9.10	151,827,175	—	0.30 - 2.60	(39.22) - (37.80)
	2021	49,222,265	3.00 - 14.77	269,805,579	—	0.30 - 2.60	18.03 - 20.84
	2020	55,046,836	2.52 - 12.34	250,131,341	—	0.30 - 2.60	36.96 - 40.24
BHFTII BlackRock	2024	161,540,409	0.78 - 2.40	193,528,405	5.90	0.30 - 2.70	2.07 - 4.79
Ultra-Short Term Bond	2023	138,657,754	0.77 - 2.32	160,570,194	1.68	0.30 - 2.70	2.06 - 4.73
Subaccount	2022	149,120,904	0.75 - 2.24	163,317,472	—	0.30 - 2.70	(1.46) - 1.14
	2021	148,782,023	0.76 - 2.24	163,085,890	0.30	0.30 - 2.70	(3.05) - (0.49)
	2020	158,395,101	0.78 - 2.27	174,926,731	1.88	0.30 - 2.70	(2.44) - 0.13
BHFTII Brighthouse Asset	2024	5,009,561	1.36 - 1.98	8,018,383	2.79	0.30 - 2.30	1.47 - 3.54
Allocation 20 Subaccount	2023	5,670,111	1.32 - 1.92	8,833,386	3.65	0.30 - 2.35	5.33 - 7.50
	2022	7,271,885	1.23 - 1.78	10,582,319	3.07	0.30 - 2.50	(14.84) - (12.95)
	2021	8,225,195	1.44 - 2.05	14,003,403	3.02	0.30 - 2.50	1.13 - 3.37
	2020	9,020,905	1.42 - 1.98	14,956,676	2.84	0.30 - 2.50	6.81 - 9.19
BHFTII Brighthouse Asset	2024	18,263,363	1.51 - 2.34	34,896,168	2.37	0.30 - 2.55	3.14 - 5.51
Allocation 40 Subaccount	2023	21,075,974	1.46 - 2.22	38,438,438	3.50	0.30 - 2.55	7.75 - 10.19
	2022	23,310,443	1.36 - 2.01	38,926,080	2.60	0.30 - 2.55	(16.00) - (14.09)
	2021	27,019,859	1.60 - 2.34	52,910,146	2.69	0.30 - 2.60	4.66 - 7.10
	2020	29,666,140	1.53 - 2.19	54,811,500	2.67	0.30 - 2.60	8.18 - 10.70
BHFTII Brighthouse Asset	2024	139,855,033	1.65 - 2.73	305,115,655	1.86	0.30 - 2.85	4.91 - 7.64
Allocation 60 Subaccount	2023	155,133,553	1.57 - 2.54	317,700,155	3.12	0.30 - 2.85	10.41 - 13.25
	2022	172,347,253	1.42 - 2.24	314,622,144	2.13	0.30 - 2.85	(17.71) - (15.58)
	2021	191,895,286	1.73 - 2.65	419,436,533	2.11	0.30 - 2.85	7.79 - 10.57
	2020	210,842,618	1.60 - 2.40	421,214,063	2.19	0.30 - 2.85	10.64 - 13.51
BHFTII Brighthouse Asset	2024	226,150,321	1.85 - 3.14	537,874,319	1.38	0.30 - 2.90	7.61 - 10.47
Allocation 80 Subaccount	2023	249,506,789	1.72 - 2.84	544,483,458	3.03	0.30 - 2.90	13.96 - 16.95
	2022	267,461,072	1.51 - 2.43	505,661,854	1.79	0.30 - 2.90	(20.31) - (18.22)
	2021	286,660,735	1.90 - 2.97	671,661,879	1.67	0.30 - 2.90	11.43 - 14.37
	2020	306,335,458	1.70 - 2.60	636,689,661	1.81	0.30 - 2.90	13.25 - 16.24
BHFTII Brighthouse/Artisan	2024	230,378	4.91 - 5.71	1,211,612	1.00	1.40 - 2.10	2.52 - 3.24
Mid Cap Value Subaccount	2023	264,971	4.78 - 5.53	1,356,382	0.63	1.40 - 2.10	15.79 - 16.60
	2022	309,414	4.13 - 4.74	1,368,152	0.70	1.40 - 2.10	(14.65) - (14.05)
	2021	321,070	4.84 - 5.52	1,659,980	0.77	1.40 - 2.10	23.96 - 24.83
	2020	346,188	3.91 - 4.42	1,443,362	0.70	1.40 - 2.10	3.77 - 4.50
BHFTII Brighthouse/Dimensional	2024	174,978	2.43 - 2.70	448,224	2.66	1.70 - 2.35	0.67 - 1.33
International Small Company	2023	190,549	2.42 - 2.67	484,165	2.33	1.70 - 2.35	10.89 - 11.61
Subaccount	2022	210,567	2.18 - 2.39	481,424	2.34	1.70 - 2.35	(19.61) - (19.09)
	2021	224,377	2.66 - 2.95	635,852	1.46	1.70 - 2.50	11.05 - 11.94
	2020	332,389	2.39 - 2.64	842,253	2.44	1.70 - 2.50	6.10 - 6.95

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse/Wellington	2024	30,557,708	2.41 - 7.20	202,118,860	1.86	0.30 - 2.65	10.55 - 13.51
Balanced Subaccount	2023	34,053,369	2.18 - 6.40	200,172,689	2.15	0.30 - 2.65	14.80 - 17.75
	2022	36,985,298	1.90 - 5.49	186,652,046	1.72	0.30 - 2.65	(19.47) - (17.33)
	2021	40,629,804	2.35 - 6.70	249,848,369	1.83	0.30 - 2.65	10.75 - 13.68
	2020	44,766,862	2.13 - 5.95	244,102,740	2.22	0.30 - 2.65	14.37 - 17.37
BHFTII Brighthouse/Wellington	2024	18,748,202	2.79 - 127.45	90,003,796	1.33	0.30 - 2.65	5.51 - 8.29
Core Equity Opportunities	2023	21,250,456	2.65 - 118.73	95,563,718	1.32	0.30 - 2.65	4.58 - 7.34
Subaccount	2022	23,710,667	2.53 - 111.58	100,052,269	1.34	0.30 - 2.65	(7.78) - (5.36)
	2021	26,750,695	2.74 - 118.93	119,852,128	1.30	0.30 - 2.65	20.86 - 24.05
	2020	30,172,832	2.26 - 96.71	110,425,459	1.50	0.30 - 2.65	8.06 - 10.94
BHFTII Frontier Mid Cap	2024	20,526,670	1.87 - 5.57	65,063,027	0.16	0.30 - 2.70	14.35 - 17.29
Growth Subaccount	2023	23,387,687	1.62 - 4.76	64,135,636	—	0.30 - 2.70	14.66 - 17.53
	2022	25,601,571	1.40 - 4.06	60,351,227	—	0.30 - 2.70	(30.21) - (28.43)
	2021	27,655,751	1.99 - 5.70	92,422,989	—	0.30 - 2.70	11.39 - 14.20
	2020	30,104,951	1.77 - 5.00	89,256,383	—	0.30 - 2.70	27.94 - 31.20
BHFTII Jennison Growth	2024	106,705,654	3.40 - 9.32	568,168,934	—	0.30 - 2.70	26.51 - 29.88
Subaccount	2023	118,689,694	2.65 - 7.28	491,161,064	—	0.30 - 2.70	48.81 - 52.81
	2022	129,821,695	1.76 - 4.83	354,744,574	—	0.30 - 2.70	(40.65) - (39.05)
	2021	140,545,071	2.92 - 8.04	636,622,118	—	0.30 - 2.70	13.80 - 16.82
	2020	153,242,334	2.53 - 6.98	600,180,660	0.20	0.30 - 2.70	52.20 - 56.33
BHFTII Loomis Sayles Small	2024	105,995	7.86 - 10.05	951,099	—	1.70 - 2.50	8.68 - 9.56
Cap Core Subaccount	2023	124,909	7.23 - 9.17	1,029,381	—	1.70 - 2.50	14.29 - 15.21
	2022	142,469	6.33 - 7.96	1,021,481	—	1.70 - 2.50	(17.37) - (16.70)
	2021	151,115	7.66 - 9.55	1,310,558	—	1.70 - 2.50	18.64 - 19.59
	2020	251,717	6.45 - 7.99	1,842,313	—	1.70 - 2.50	9.02 - 9.90
BHFTII MetLife Aggregate	2024	12,549,243	1.35 - 2.55	30,265,994	3.06	0.30 - 1.25	(0.38) - 0.58
Bond Index Subaccount	2023	13,897,102	1.35 - 2.54	33,544,144	2.92	0.30 - 1.30	3.84 - 4.88
	2022	14,903,553	1.30 - 2.45	34,532,977	2.78	0.30 - 1.30	(14.21) - (13.35)
	2021	16,238,089	1.52 - 2.85	43,696,106	2.56	0.30 - 1.30	(3.19) - (2.22)
	2020	18,077,676	1.56 - 2.95	50,124,144	2.99	0.30 - 1.30	5.82 - 6.89
BHFTII MetLife Mid Cap	2024	3,603,455	3.95 - 73.17	19,737,192	1.26	0.30 - 1.25	11.97 - 12.93
Stock Index Subaccount	2023	3,954,584	3.52 - 64.79	18,749,607	1.25	0.30 - 1.25	14.44 - 15.41
	2022	4,310,190	3.07 - 56.14	17,185,456	1.06	0.30 - 1.25	(14.49) - (13.76)
	2021	4,606,537	3.58 - 65.10	20,772,663	1.03	0.30 - 1.25	22.59 - 23.64
	2020	4,983,294	2.92 - 52.65	17,812,461	1.40	0.30 - 1.25	11.77 - 12.73
BHFTII MetLife MSCI EAFE®	2024	12,339,847	1.41 - 3.52	39,206,182	3.18	0.30 - 1.60	1.67 - 3.01
Index Subaccount	2023	13,496,880	1.39 - 3.45	42,036,591	2.55	0.30 - 1.60	16.06 - 17.58
	2022	14,216,653	1.20 - 2.96	37,950,079	3.73	0.30 - 1.60	(15.83) - (14.73)
	2021	14,867,590	1.42 - 3.51	46,762,959	1.81	0.30 - 1.60	8.97 - 10.39
	2020	15,901,807	1.30 - 3.21	45,600,966	3.14	0.30 - 1.60	6.13 - 7.52
BHFTII MetLife Russell 2000®	2024	10,950,528	3.62 - 8.62	85,092,710	1.44	0.30 - 1.65	9.45 - 10.95
Index Subaccount	2023	12,264,508	3.31 - 7.84	86,976,442	1.33	0.30 - 1.65	14.90 - 16.45
	2022	13,280,545	2.88 - 6.80	81,578,167	1.07	0.30 - 1.65	(21.53) - (20.47)
	2021	14,195,220	3.67 - 8.63	110,551,440	1.00	0.30 - 1.65	12.65 - 14.18
	2020	15,452,574	3.26 - 7.63	106,535,021	1.35	0.30 - 1.65	17.66 - 19.26

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Stock Index	2024	183,704,564	3.81 - 109.62	1,006,087,657	1.21	0.28 - 3.50	21.28 - 24.32
Subaccount	2023	205,325,898	3.12 - 88.81	910,352,196	1.39	0.28 - 3.50	22.54 - 25.59
	2022	222,686,400	2.53 - 71.23	795,440,544	1.28	0.28 - 3.50	(20.52) - (18.53)
	2021	243,652,049	2.84 - 88.05	1,076,150,013	1.50	0.28 - 3.50	23.82 - 28.00
	2020	267,736,911	2.28 - 69.29	932,920,782	1.85	0.28 - 3.50	13.92 - 17.77
BHFTII MFS® Total Return	2024	56,952,433	1.66 - 6.48	217,154,603	2.42	0.30 - 2.75	4.58 - 7.24
Subaccount	2023	64,110,113	1.59 - 6.10	228,944,214	2.02	0.30 - 2.75	7.16 - 9.86
	2022	71,065,681	1.48 - 5.60	233,294,484	1.62	0.30 - 2.75	(12.31) - (10.09)
	2021	79,234,296	1.69 - 6.28	291,543,870	1.72	0.30 - 2.75	10.84 - 13.65
	2020	86,823,842	1.52 - 5.57	284,958,886	2.28	0.30 - 2.75	6.51 - 9.21
BHFTII MFS® Value	2024	22,094,970	2.22 - 5.50	94,828,932	1.80	0.30 - 2.65	8.77 - 11.58
Subaccount	2023	25,045,146	2.04 - 4.93	97,156,393	1.84	0.30 - 2.65	5.09 - 7.83
	2022	27,836,841	1.94 - 4.57	101,148,921	1.68	0.30 - 2.65	(8.62) - (6.26)
	2021	31,115,985	2.13 - 4.88	121,811,161	1.53	0.30 - 2.65	22.08 - 25.17
	2020	34,704,830	1.74 - 3.90	109,929,207	1.95	0.30 - 2.65	0.99 - 3.65
BHFTII Neuberger Berman	2024	8,598,134	2.45 - 8.62	45,921,885	0.13	0.30 - 2.65	5.94 - 8.77
Genesis Subaccount	2023	9,879,532	2.31 - 7.95	48,715,085	0.11	0.30 - 2.65	12.20 - 15.18
	2022	10,845,299	2.06 - 6.92	46,376,941	—	0.30 - 2.65	(21.43) - (19.39)
	2021	11,806,761	2.58 - 8.61	63,123,292	0.07	0.30 - 2.65	15.03 - 18.06
	2020	12,918,981	2.23 - 7.32	59,097,124	0.15	0.30 - 2.65	21.49 - 24.73
BHFTII T. Rowe Price Large	2024	12,662,815	4.21 - 9.80	72,755,645	—	0.30 - 2.65	26.61 - 29.59
Cap Growth Subaccount	2023	14,195,297	3.33 - 7.56	63,388,270	—	0.30 - 2.65	42.79 - 46.10
	2022	15,705,285	2.33 - 5.17	48,322,145	—	0.30 - 2.65	(42.19) - (40.84)
	2021	16,550,380	4.03 - 8.75	86,775,807	—	0.30 - 2.65	16.87 - 19.59
	2020	17,957,890	3.44 - 7.31	79,350,326	0.03	0.30 - 2.65	33.13 - 36.23
BHFTII T. Rowe Price Small	2024	19,346,128	3.29 - 8.47	103,307,070	—	0.30 - 2.65	10.21 - 12.85
Cap Growth Subaccount	2023	21,507,556	2.98 - 7.53	102,441,267	—	0.30 - 2.65	18.12 - 20.91
	2022	23,361,610	2.53 - 6.24	92,755,078	—	0.30 - 2.65	(24.37) - (22.58)
	2021	25,050,895	3.34 - 8.09	129,542,257	—	0.30 - 2.65	8.44 - 11.02
	2020	27,703,714	3.08 - 7.31	130,165,373	—	0.30 - 2.65	20.79 - 23.67
BHFTII Western Asset	2024	14,538,616	1.28 - 51.19	78,333,937	7.33	0.30 - 2.75	1.79 - 4.56
Management Strategic Bond	2023	15,902,257	1.26 - 48.96	83,945,638	6.55	0.30 - 2.75	6.34 - 9.11
Opportunities Subaccount	2022	18,316,052	1.18 - 44.87	89,194,877	5.97	0.30 - 2.75	(19.06) - (16.91)
	2021	20,308,407	1.45 - 54.00	119,588,003	3.68	0.30 - 2.75	(0.10) - 2.51
	2020	21,792,356	1.44 - 52.68	127,209,010	5.88	0.30 - 2.75	3.87 - 6.59
BHFTII Western Asset	2024	24,561,657	0.98 - 2.60	37,961,534	3.02	0.15 - 2.45	(0.16) - 2.18
Management U.S. Government	2023	26,938,757	0.96 - 2.57	41,430,251	2.35	0.15 - 2.45	2.34 - 4.71
Subaccount	2022	29,490,028	0.93 - 2.48	43,522,150	2.32	0.15 - 2.45	(11.21) - (9.14)
	2021	33,120,355	1.05 - 2.75	54,069,701	2.67	0.15 - 2.45	(3.90) - (1.67)
	2020	33,522,576	1.09 - 2.83	57,214,870	3.14	0.15 - 2.45	2.69 - 5.09
BNY Mellon Sustainable U.S.	2024	149,245	4.21 - 5.17	687,071	0.38	1.55 - 2.50	21.48 - 22.65
Equity Subaccount	2023	159,045	3.47 - 4.21	600,908	0.57	1.55 - 2.50	20.47 - 21.61
	2022	184,627	2.88 - 3.46	578,552	0.33	1.55 - 2.50	(24.96) - (24.24)
	2021	283,656	3.83 - 4.57	1,176,974	0.60	1.55 - 2.50	23.55 - 24.73
	2020	291,006	3.10 - 3.67	973,341	0.90	1.55 - 2.50	20.79 - 21.95

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
DWS Small Mid Cap Value VIP	2024	631,653	2.53 - 4.17	2,289,399	0.83	1.55 - 2.65	3.00 - 4.15
Subaccount	2023	698,102	2.45 - 4.00	2,444,267	0.81	1.55 - 2.65	11.60 - 12.83
	2022	776,648	2.20 - 3.55	2,432,487	0.48	1.55 - 2.65	(18.33) - (17.43)
	2021	858,704	2.69 - 4.29	3,262,839	0.88	1.55 - 2.65	26.64 - 28.04
	2020	1,006,067	2.13 - 3.35	3,000,310	1.12	1.55 - 2.65	(3.70) - (2.63)
Fidelity® VIP Contrafund®	2024	29,691,742	4.86 - 8.83	236,661,728	0.04	0.30 - 2.65	29.93 - 33.05
Subaccount	2023	33,113,776	3.73 - 6.66	199,700,423	0.27	0.30 - 2.65	29.65 - 32.72
	2022	37,320,404	2.86 - 5.07	171,048,772	0.28	0.30 - 2.65	(28.41) - (26.71)
	2021	40,331,243	3.99 - 6.98	255,315,638	0.03	0.30 - 2.65	24.18 - 27.13
	2020	44,529,584	3.20 - 5.54	223,915,495	0.09	0.30 - 2.65	26.82 - 29.84
Fidelity® VIP Dynamic	2024	283,357	4.75 - 9.21	1,838,727	0.05	0.30 - 2.35	22.26 - 24.82
Capital Appreciation	2023	354,763	3.85 - 7.38	1,787,827	0.12	0.30 - 2.35	25.74 - 28.34
Subaccount	2022	379,674	3.03 - 5.75	1,497,091	0.10	0.30 - 2.35	(22.88) - (21.29)
	2021	399,881	3.90 - 7.30	2,026,075	0.10	0.30 - 2.35	21.39 - 23.90
	2020	542,634	3.18 - 5.89	2,284,013	0.04	0.30 - 2.35	30.24 - 32.94
Fidelity® VIP Equity-Income	2024	21,739,863	3.25 - 9.89	207,685,812	1.72	0.30 - 1.90	12.87 - 15.00
Subaccount	2023	24,235,355	2.88 - 8.68	203,113,048	1.89	0.30 - 1.90	8.31 - 10.32
	2022	26,429,561	2.66 - 7.94	202,452,483	1.84	0.30 - 1.90	(7.02) - (5.24)
	2021	29,152,777	2.86 - 8.46	237,742,367	1.87	0.30 - 1.90	22.26 - 24.52
	2020	31,565,480	2.34 - 6.86	208,554,867	1.79	0.30 - 1.90	4.43 - 6.37
Fidelity® VIP Freedom 2020	2024	195,632	2.47 - 3.01	523,417	2.67	0.30 - 1.30	6.01 - 7.08
Subaccount	2023	192,029	2.33 - 2.81	481,342	2.85	0.30 - 1.30	10.78 - 11.89
	2022	247,445	2.10 - 2.51	558,614	1.92	0.30 - 1.30	(17.05) - (16.22)
	2021	317,694	2.54 - 3.00	861,063	0.81	0.30 - 1.30	7.85 - 8.94
	2020	317,827	2.35 - 2.75	795,487	1.17	0.30 - 1.30	13.24 - 14.38
Fidelity® VIP Freedom 2025	2024	414,370	2.81 - 3.32	1,217,178	1.58	0.30 - 1.15	7.04 - 7.96
Subaccount	2023	661,406	2.63 - 3.08	1,815,487	2.68	0.30 - 1.15	12.03 - 12.99
	2022	713,558	2.34 - 2.73	1,747,902	1.75	0.30 - 1.15	(17.59) - (16.89)
	2021	641,981	2.85 - 3.28	1,902,501	0.86	0.30 - 1.15	9.29 - 10.22
	2020	559,448	2.60 - 2.97	1,510,878	0.95	0.30 - 1.15	14.35 - 15.33
Fidelity® VIP Freedom 2030	2024	829,267	2.90 - 3.53	2,615,745	3.22	0.30 - 1.30	7.72 - 8.81
Subaccount	2023	425,492	2.69 - 3.25	1,227,761	2.43	0.30 - 1.30	12.98 - 14.12
	2022	327,926	2.38 - 2.84	834,712	1.80	0.30 - 1.30	(18.16) - (17.33)
	2021	453,819	2.91 - 3.44	1,429,715	1.06	0.30 - 1.30	10.62 - 11.73
	2020	336,207	2.63 - 3.08	944,547	0.99	0.30 - 1.30	15.13 - 16.29
Fidelity® VIP Freedom 2040	2024	248,582	4.50 - 5.27	1,200,042	1.27	0.30 - 1.30	11.34 - 12.47
Subaccount	2023	225,977	4.04 - 4.68	974,208	1.46	0.30 - 1.30	17.09 - 18.26
	2022	206,788	3.45 - 3.96	757,594	1.82	0.30 - 1.30	(19.46) - (18.65)
	2021	118,864	4.37 - 4.87	540,288	0.75	0.30 - 1.15	16.15 - 17.14
	2020	103,682	3.76 - 4.16	404,352	0.90	0.30 - 1.15	17.63 - 18.63
Fidelity® VIP Freedom 2050	2024	344,307	4.65 - 5.44	1,712,087	1.14	0.30 - 1.30	12.07 - 13.21
Subaccount	2023	287,296	4.15 - 4.81	1,267,311	1.41	0.30 - 1.30	17.66 - 18.84
	2022	237,658	3.52 - 4.04	888,067	1.30	0.30 - 1.30	(19.52) - (18.71)
	2021	247,568	4.38 - 4.97	1,149,099	0.75	0.30 - 1.30	16.00 - 17.16
	2020	217,368	3.84 - 4.25	865,948	0.80	0.30 - 1.15	17.63 - 18.64

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity ® VIP FundsManager	2024	17,277,071	19.15 - 24.43	339,160,877	1.86	0.70 - 2.10	7.28 - 8.80
60% Subaccount	2023	22,611,635	17.85 - 22.45	411,493,639	2.16	0.70 - 2.10	11.81 - 13.38
	2022	29,087,023	15.97 - 19.80	472,794,820	1.66	0.70 - 2.10	(16.82) - (15.65)
	2021	37,020,338	19.20 - 23.48	723,462,420	1.10	0.70 - 2.10	10.01 - 11.56
	2020	39,285,876	17.45 - 21.04	697,114,674	1.06	0.70 - 2.10	12.73 - 14.32
Fidelity® VIP High Income	2024	2,502,842	2.34 - 4.14	10,322,110	5.78	0.95 - 1.30	7.55 - 7.93
Subaccount	2023	2,849,414	2.17 - 3.84	10,924,630	5.55	0.95 - 1.30	9.05 - 9.44
	2022	3,145,752	1.99 - 3.52	11,047,426	4.87	0.95 - 1.30	(12.52) - (12.21)
	2021	3,510,924	2.28 - 4.03	14,084,477	5.26	0.95 - 1.30	3.06 - 3.42
	2020	3,759,086	2.21 - 3.90	14,618,428	4.92	0.95 - 1.30	1.42 - 1.77
Fidelity® VIP Mid Cap	2024	32,887,716	3.51 - 8.03	223,377,378	0.34	0.30 - 2.65	14.09 - 16.82
Subaccount	2023	36,654,310	3.07 - 6.89	214,443,161	0.38	0.30 - 2.65	11.81 - 14.46
	2022	39,825,738	2.73 - 6.04	204,867,502	0.26	0.30 - 2.65	(17.19) - (15.22)
	2021	43,120,439	3.29 - 7.15	263,609,660	0.35	0.30 - 2.65	22.03 - 24.93
	2020	47,677,976	2.68 - 5.74	235,076,664	0.40	0.30 - 2.65	14.78 - 17.51
FTVIPT Franklin Income VIP	2024	3,400,286	1.92 - 9.00	9,819,820	5.12	1.30 - 2.55	4.48 - 5.81
Subaccount	2023	3,767,002	1.83 - 8.51	10,430,727	5.16	1.30 - 2.55	5.90 - 7.22
	2022	4,230,152	1.73 - 7.95	11,022,411	4.86	1.30 - 2.55	(7.85) - (6.69)
	2021	4,937,216	1.88 - 8.53	13,797,419	4.65	1.30 - 2.55	13.82 - 15.25
	2020	5,430,914	1.65 - 7.41	13,289,039	5.83	1.30 - 2.55	(1.85) - (0.61)
FTVIPT Franklin Mutual	2024	3,003,798	2.63 - 3.12	8,441,832	1.94	1.40 - 1.90	9.16 - 9.71
Shares VIP Subaccount	2023	3,329,602	2.40 - 2.84	8,555,303	1.84	1.40 - 1.90	11.33 - 11.89
	2022	3,747,195	2.16 - 2.54	8,622,687	1.81	1.40 - 1.90	(9.17) - (8.72)
	2021	4,118,796	2.38 - 2.78	10,403,872	2.81	1.40 - 1.90	16.93 - 17.51
	2020	4,630,910	2.03 - 2.37	9,971,757	2.76	1.40 - 1.90	(6.84) - (6.37)
FTVIPT Franklin Rising	2024	1,736,506	2.89 - 5.36	8,134,506	1.01	1.50 - 3.05	7.43 - 9.12
Dividends VIP Subaccount	2023	2,010,842	3.18 - 4.91	8,718,810	0.94	1.50 - 3.05	9.10 - 10.41
	2022	2,331,556	2.91 - 4.45	9,205,241	0.80	1.50 - 3.05	(12.95) - (11.90)
	2021	2,704,402	2.86 - 5.05	12,162,912	0.87	1.50 - 3.05	22.98 - 24.90
	2020	3,116,782	2.32 - 4.05	11,278,118	1.22	1.50 - 3.05	12.48 - 14.24
FTVIPT Franklin Small-Mid	2024	4,360,025	2.95 - 5.48	18,342,324	—	1.25 - 2.70	8.05 - 9.65
Cap Growth VIP Subaccount	2023	5,216,252	2.70 - 5.01	20,069,347	—	1.25 - 2.70	23.37 - 25.17
	2022	5,793,086	2.17 - 4.01	17,940,612	—	1.25 - 2.70	(35.46) - (34.51)
	2021	6,221,002	3.33 - 6.15	29,521,582	—	1.25 - 2.70	7.08 - 8.65
	2020	7,030,615	3.09 - 5.70	30,892,301	—	1.25 - 2.70	50.95 - 53.16
FTVIPT Templeton Developing	2024	4,069,615	2.35 - 3.47	10,230,593	3.90	0.30 - 1.40	6.16 - 7.34
Markets VIP Subaccount	2023	4,551,858	2.14 - 3.27	10,713,422	2.07	0.30 - 1.40	11.06 - 12.29
	2022	4,829,792	1.93 - 2.94	10,212,208	2.60	0.30 - 1.40	(23.07) - (22.22)
	2021	5,029,951	2.51 - 3.82	13,790,529	0.88	0.30 - 1.40	(7.05) - (6.02)
	2020	5,519,321	2.70 - 4.11	16,223,290	4.15	0.30 - 1.40	15.55 - 16.83
FTVIPT Templeton Foreign	2024	16,408,149	1.35 - 2.34	29,401,440	2.40	0.30 - 2.65	(3.61) - (1.30)
VIP Subaccount	2023	17,720,413	1.40 - 2.40	32,676,222	3.18	0.30 - 2.65	17.61 - 20.40
	2022	20,123,394	1.18 - 2.02	31,359,265	3.08	0.30 - 2.65	(10.02) - (7.88)
	2021	22,062,676	1.30 - 2.22	37,803,629	1.84	0.30 - 2.65	1.44 - 3.85
	2020	23,937,576	1.27 - 2.17	40,058,261	3.41	0.30 - 2.65	(3.75) - (1.45)

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Invesco V.I. Comstock	2024	1,071,468	2.24 - 4.76	3,495,092	1.70	1.40 - 2.60	12.20 - 13.56
Subaccount	2023	1,222,079	1.98 - 4.20	3,495,625	1.77	1.40 - 2.60	9.48 - 10.80
	2022	1,378,419	1.79 - 3.79	3,524,933	1.56	1.40 - 2.60	(1.47) - (0.28)
	2021	1,601,567	1.80 - 3.81	4,092,771	1.80	1.40 - 2.60	29.94 - 31.51
	2020	1,825,227	1.37 - 2.90	3,560,476	2.37	1.40 - 2.60	(3.41) - (2.24)
Invesco V.I. Diversified	2024	135,348	2.46 - 3.22	369,866	1.63	1.60 - 2.50	10.15 - 11.15
Dividend Subaccount	2023	146,046	2.24 - 2.90	361,722	1.37	1.60 - 2.50	6.09 - 7.05
	2022	245,413	2.11 - 2.71	583,726	1.61	1.60 - 2.50	(4.34) - (3.48)
	2021	286,444	2.20 - 2.80	708,307	1.97	1.60 - 2.50	15.67 - 16.71
	2020	327,493	1.90 - 2.40	701,857	2.79	1.60 - 2.50	(2.61) - (1.72)
Invesco V.I. Equally-Weighted	2024	486,407	3.44 - 4.67	1,934,329	1.42	1.55 - 2.60	9.56 - 10.72
S&P 500 Subaccount	2023	537,506	3.13 - 4.22	1,935,465	1.16	1.55 - 2.60	10.53 - 11.69
(Commenced 4/29/2022)	2022	569,788	2.83 - 3.78	1,853,309	0.82	1.55 - 2.60	(6.03) - (5.36)
Invesco V.I. Equity and	2024	7,703,115	2.70 - 3.82	27,788,451	1.54	1.40 - 2.65	9.16 - 10.38
Income Subaccount	2023	8,934,856	2.47 - 3.47	29,288,404	1.69	1.40 - 2.65	7.67 - 8.86
	2022	10,497,768	2.30 - 3.19	31,760,794	1.39	1.40 - 2.65	(9.92) - (8.93)
	2021	12,184,420	2.37 - 3.57	40,614,482	1.64	1.40 - 2.65	2.12 - 16.71
	2020	12,989,346	2.75 - 3.00	37,311,675	2.17	1.40 - 1.90	7.58 - 8.12
Invesco V.I. Government	2024	2,570,490	0.87 - 1.51	2,803,766	2.29	1.40 - 2.50	(1.05) - 0.29
Securities Subaccount	2023	2,743,918	0.88 - 1.50	3,006,029	1.79	1.40 - 2.50	1.89 - 3.17
	2022	3,224,496	0.87 - 1.46	3,419,430	1.73	1.40 - 2.50	(12.78) - (11.54)
	2021	3,500,509	0.99 - 1.65	4,256,831	2.12	1.40 - 2.50	(4.84) - (3.63)
	2020	4,230,959	1.04 - 1.71	5,332,136	2.20	1.40 - 2.50	3.35 - 4.79
Janus Henderson Enterprise	2024	2,655,968	2.56 - 9.40	11,234,655	0.63	0.30 - 2.60	12.34 - 14.97
Subaccount	2023	2,938,923	2.26 - 8.17	10,967,511	0.09	0.30 - 2.60	14.76 - 17.42
	2022	3,426,708	1.95 - 6.99	10,766,702	0.08	0.30 - 2.60	(18.30) - (16.40)
	2021	4,015,526	2.37 - 8.54	16,132,869	0.24	0.30 - 2.60	13.55 - 16.19
	2020	4,419,389	2.08 - 7.46	15,348,565	—	0.30 - 2.60	16.12 - 18.83
Janus Henderson Global	2024	137,577	2.67 - 4.71	509,585	0.60	0.30 - 1.30	21.66 - 22.89
Research Subaccount	2023	140,840	2.20 - 3.83	429,538	0.77	0.30 - 1.30	24.84 - 26.09
	2022	149,022	1.76 - 3.04	356,978	0.90	0.30 - 1.30	(20.65) - (19.85)
	2021	148,679	2.22 - 3.79	446,315	0.35	0.30 - 1.30	16.28 - 17.44
	2020	185,137	1.91 - 3.23	473,149	0.54	0.30 - 1.30	18.21 - 19.40
Janus Henderson Overseas	2024	9,989,781	1.56 - 3.55	23,911,300	1.28	1.25 - 2.25	3.21 - 4.26
Subaccount	2023	10,793,025	1.50 - 3.44	24,870,919	1.41	1.25 - 2.25	8.13 - 9.21
	2022	11,966,010	1.39 - 3.18	25,193,019	1.67	1.25 - 2.25	(10.86) - (9.97)
	2021	12,900,328	1.55 - 3.57	30,086,260	1.02	1.25 - 2.25	10.77 - 11.88
	2020	14,073,464	1.39 - 3.22	29,280,333	1.21	1.25 - 2.25	13.43 - 14.58
LMPVET ClearBridge Variable	2024	42,528,118	4.13 - 7.24	237,924,981	0.74	0.30 - 2.70	19.36 - 22.29
Appreciation Subaccount	2023	48,077,062	3.46 - 5.99	222,495,345	0.93	0.30 - 2.70	16.53 - 19.35
	2022	53,368,682	2.97 - 5.07	209,555,005	1.02	0.30 - 2.70	(14.78) - (12.71)
	2021	58,891,266	3.48 - 5.88	267,884,375	0.61	0.30 - 2.70	20.37 - 23.29
	2020	66,212,294	2.90 - 4.82	247,156,184	1.05	0.30 - 2.70	11.71 - 14.43

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2024	17,600,660	2.91 - 6.07	70,999,162	1.18	0.30 - 2.75	13.50 - 16.49
Dividend Strategy Subaccount	2023	19,895,974	2.56 - 5.22	69,900,745	1.97	0.30 - 2.75	10.93 - 13.85
	2022	22,819,911	2.31 - 4.60	71,581,458	1.23	0.30 - 2.75	(10.72) - (8.38)
	2021	25,739,177	2.59 - 5.04	89,454,613	1.38	0.30 - 2.75	23.18 - 26.42
	2020	29,032,495	2.10 - 4.00	81,060,484	1.34	0.30 - 2.75	4.57 - 7.35
LMPVET ClearBridge Variable	2024	16,725,099	3.33 - 5.02	57,256,286	0.11	0.30 - 1.65	10.94 - 12.46
Growth Subaccount	2023	18,144,071	2.99 - 4.99	55,729,586	0.30	0.30 - 1.85	0.00 - 24.05
	2022	19,605,939	2.44 - 4.99	49,021,048	0.45	0.30 - 1.65	(27.62) - 0.00
	2021	21,121,700	3.01 - 5.04	72,628,027	0.08	0.30 - 2.60	8.49 - 10.43
	2020	96,731,054	2.73 - 4.57	313,062,894	0.80	0.30 - 2.60	14.70 - 17.66
LMPVET ClearBridge Variable	2024	15,614,882	5.26 - 11.11	107,053,574	—	0.30 - 2.60	24.58 - 27.50
Large Cap Growth Subaccount	2023	17,725,753	4.19 - 8.74	96,272,461	—	0.30 - 2.60	40.34 - 43.59
	2022	19,863,169	2.96 - 6.10	75,953,155	—	0.30 - 2.60	(33.98) - (32.45)
	2021	21,721,806	4.34 - 9.06	124,612,613	—	0.30 - 2.60	18.81 - 21.57
	2020	24,146,273	3.64 - 7.48	115,336,693	0.02	0.30 - 2.60	27.37 - 30.34
LMPVET ClearBridge Variable	2024	20,914,904	3.08 - 6.80	84,873,018	1.20	0.30 - 2.60	5.28 - 7.75
Large Cap Value Subaccount	2023	23,562,177	2.92 - 6.33	89,610,749	1.26	0.30 - 2.60	12.15 - 14.75
	2022	26,018,715	2.60 - 5.53	87,188,184	1.28	0.30 - 2.60	(8.83) - (6.71)
	2021	28,617,610	2.83 - 5.95	104,006,204	1.01	0.30 - 2.60	22.97 - 25.83
	2020	31,705,933	2.30 - 4.74	92,709,708	1.37	0.30 - 2.60	2.54 - 4.93
LMPVET ClearBridge Variable	2024	5,552,445	3.11 - 5.09	22,979,157	0.60	1.30 - 2.70	7.05 - 8.57
Mid Cap Subaccount	2023	6,192,421	2.90 - 4.69	23,647,997	0.13	1.30 - 2.70	9.92 - 11.46
	2022	6,666,375	2.64 - 4.20	22,994,306	0.33	1.30 - 2.70	(27.30) - (26.28)
	2021	7,143,263	3.63 - 5.70	33,570,663	0.03	1.30 - 2.70	25.28 - 27.04
	2020	7,934,408	2.90 - 4.49	29,452,207	0.28	1.30 - 2.70	12.27 - 13.86
LMPVET ClearBridge Variable	2024	7,564,350	3.30 - 6.77	36,333,930	—	0.30 - 2.60	1.80 - 4.19
Small Cap Growth Subaccount	2023	8,586,622	3.24 - 6.59	40,073,493	—	0.30 - 2.60	5.63 - 8.08
	2022	9,238,983	3.07 - 6.18	40,489,918	—	0.30 - 2.60	(30.67) - (29.06)
	2021	9,848,097	4.42 - 8.84	61,701,902	—	0.30 - 2.60	9.72 - 12.27
	2020	10,610,389	4.03 - 7.98	60,184,573	—	0.30 - 2.60	39.58 - 42.83
LMPVET Franklin Multi-Asset	2024	8,521,605	2.54 - 3.77	25,430,214	2.50	1.17 - 1.90	9.67 - 10.48
Variable Conservative Growth	2023	9,694,938	2.31 - 3.41	26,233,673	2.31	1.17 - 1.90	12.48 - 13.30
Subaccount	2022	10,530,210	2.06 - 3.01	25,159,649	2.06	1.17 - 1.90	(15.79) - (15.17)
	2021	12,075,254	2.44 - 3.55	34,229,171	3.18	1.17 - 1.90	9.37 - 10.17
	2020	13,745,795	2.23 - 3.22	35,358,020	2.01	1.17 - 1.90	8.87 - 9.67
LMPVET Franklin Multi-Asset	2024	5,112,992	2.98 - 4.34	17,127,420	1.87	1.17 - 1.90	15.41 - 16.26
Variable Growth	2023	5,907,652	2.58 - 3.73	17,028,760	1.17	1.17 - 1.90	17.33 - 18.19
Subaccount	2022	6,343,057	2.20 - 3.16	15,496,439	3.11	1.17 - 1.90	(16.40) - (15.79)
	2021	6,786,718	2.63 - 3.75	19,722,677	4.09	1.17 - 1.90	18.43 - 19.29
	2020	7,219,730	2.22 - 3.14	17,615,015	1.59	1.17 - 1.90	9.14 - 9.94
LMPVET Franklin Multi-Asset	2024	7,502,695	2.82 - 3.94	23,296,281	1.57	1.17 - 1.90	13.27 - 14.10
Variable Moderate Growth	2023	8,179,468	2.49 - 3.45	22,317,996	1.76	1.17 - 1.90	15.60 - 16.44
Subaccount	2022	9,011,632	2.15 - 2.96	21,147,057	1.77	1.17 - 1.90	(15.97) - (15.36)
	2021	9,747,833	2.56 - 3.50	27,097,440	4.00	1.17 - 1.90	14.47 - 15.31
	2020	10,970,615	2.24 - 3.03	26,520,345	1.68	1.17 - 1.90	8.98 - 9.78

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVIT Western Asset Core	2024	13,078,752	1.59 - 3.01	26,645,707	8.10	0.30 - 2.60	(3.00) - (0.72)
Plus Subaccount	2023	14,417,305	1.64 - 3.05	29,936,286	3.70	0.30 - 2.60	4.08 - 6.50
	2022	16,142,132	1.57 - 2.89	31,984,203	1.96	0.30 - 2.60	(19.35) - (17.48)
	2021	17,542,239	1.87 - 3.54	42,733,660	2.50	0.30 - 2.60	(4.48) - (2.26)
	2020	18,131,417	1.96 - 3.65	45,841,550	2.07	0.30 - 2.60	6.50 - 8.98
LMPVIT Western Asset	2024	899,849	1.64 - 2.92	1,970,142	6.18	1.40 - 2.60	4.29 - 5.56
Variable Global High Yield	2023	1,051,002	1.54 - 2.77	2,178,189	5.44	1.40 - 2.60	7.44 - 8.73
Bond Subaccount	2022	1,204,787	1.43 - 2.55	2,296,492	6.21	1.40 - 2.60	(15.93) - (14.92)
	2021	1,423,781	1.70 - 2.99	3,220,302	4.22	1.40 - 2.60	(1.27) - (0.08)
	2020	1,614,598	1.71 - 3.00	3,673,147	3.92	1.40 - 2.60	4.55 - 5.82
Macquarie VIP Small Cap	2024	1,220,316	5.36 - 9.42	8,088,087	1.35	0.30 - 1.30	9.87 - 10.98
Value Subaccount	2023	1,308,393	4.83 - 8.52	7,828,739	0.95	0.30 - 1.30	8.03 - 9.12
	2022	1,444,081	4.43 - 7.83	7,979,029	0.84	0.30 - 1.30	(13.22) - (12.35)
	2021	1,679,073	5.05 - 8.96	10,482,500	0.84	0.30 - 1.30	32.68 - 34.01
	2020	1,825,639	3.77 - 6.70	8,517,325	1.37	0.30 - 1.30	(3.17) - (2.20)
Morgan Stanley VIF Growth	2024	1,222,236	5.21 - 10.27	8,392,187	—	1.40 - 2.50	42.95 - 44.54
Subaccount	2023	1,383,567	3.61 - 7.14	6,708,002	—	1.40 - 2.50	45.01 - 46.61
	2022	1,536,439	2.47 - 4.90	5,081,637	—	1.40 - 2.50	(61.06) - (60.62)
	2021	1,736,635	6.28 - 12.50	14,841,889	—	1.40 - 2.50	(2.37) - (1.29)
	2020	1,942,541	6.37 - 12.73	17,275,455	—	1.40 - 2.50	111.94 - 114.29
Pioneer Mid Cap Value VCT	2024	2,783,007	2.57 - 4.50	10,831,371	1.69	1.40 - 2.70	7.67 - 9.09
Subaccount	2023	3,236,007	2.39 - 4.13	11,537,167	1.75	1.40 - 2.70	9.22 - 10.65
	2022	3,669,238	2.18 - 3.74	11,865,564	1.40	1.40 - 2.70	(8.39) - (7.19)
	2021	4,256,933	2.38 - 4.03	14,907,243	0.76	1.40 - 2.70	25.93 - 27.58
	2020	4,701,511	1.89 - 3.16	12,903,154	0.97	1.40 - 2.70	(0.85) - 0.45

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

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Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes a liability for future policy benefits ("LFPB") for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees.

2

Management regularly reviews its cash flow assumptions supporting the estimates of these actuarial liabilities and, if such assumptions change significantly, the associated liability is adjusted. The measurement of LFPBs can be significantly impacted by changes in economic assumptions related to market interest rates and the general account rate of return and changes in assumptions for policyholder behavior including premium persistency, mortality, lapses and withdrawals.

Given the future policy benefit obligation for certain contracts is sensitive to changes in these economic and policyholder behavior assumptions and the significant uncertainty inherent in estimating these actuarial liabilities, we identified management's evaluation of these assumptions in the valuation of certain LFPBs as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain LFPBs included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant economic and policyholder behavior assumptions.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the LFPBs for a sample of policies and cohorts, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Certain Assumptions Used in the Valuation of Market Risk Benefits — Refer to Notes 1, 4, and 10 to the financial statements

Critical Audit Matter Description

Market risk benefits are measured at fair value and separately presented on the consolidated balance sheet. The Company estimates market risk benefit assets and liabilities using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions including policyholder behavior, mortality and risk margins.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management's evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain market risk benefits included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions related to policyholder behavior, mortality and risk margins, as well as changes in nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the market risk benefits for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our fair value and actuarial specialists, drawing upon standard actuarial and industry practice.

3

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the market risk benefits.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
March 3, 2025

We have served as the Company's auditor since 2005.

4

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2024 and 2023

(In millions, except share and per share data)

	2024	2023
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $86,565 and $86,129, respectively; allowance for credit losses of $79 and $21, respectively)	$79,129	$80,085
Equity securities, at estimated fair value	32	66
Mortgage loans (net of allowance for credit losses of $178 and $137, respectively)	23,254	22,475
Policy loans	1,626	938
Limited partnerships and limited liability companies	4,827	4,946
Short-term investments, principally at estimated fair value	1,157	574
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $0 and $13, respectively)	5,244	4,411
Total investments	115,269	113,495
Cash and cash equivalents	4,592	3,165
Accrued investment income	1,261	1,163
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,809	19,389
Deferred policy acquisition costs and value of business acquired	4,374	4,487
Current income tax recoverable	51	24
Deferred income tax asset	1,823	1,833
Market risk benefit assets	1,092	656
Other assets	314	302
Separate account assets	79,006	81,690
Total assets	$228,591	$226,204
Liabilities and Equity
Liabilities
Future policy benefits	$31,085	$32,149
Policyholder account balances	87,162	80,193
Market risk benefit liabilities	8,346	10,344
Other policy-related balances	3,677	3,619
Payables for collateral under securities loaned and other transactions	3,874	3,660
Long-term debt	833	836
Other liabilities	8,460	7,772
Separate account liabilities	79,006	81,690
Total liabilities	222,443	220,263
Contingencies, Commitments and Guarantees (Note 15)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,507
Retained earnings (deficit)	(6,286)	(6,542)
Accumulated other comprehensive income (loss)	(5,163)	(5,114)
Total Brighthouse Life Insurance Company's stockholder's equity	6,133	5,926
Noncontrolling interests	15	15
Total equity	6,148	5,941
Total liabilities and equity	$228,591	$226,204

See accompanying notes to the consolidated financial statements.

5

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Revenues
Premiums	$759	$811	$641
Universal life and investment-type product policy fees	1,601	1,778	1,876
Net investment income	5,100	4,560	4,064
Other revenues	499	418	406
Net investment gains (losses)	(298)	(242)	(240)
Net derivative gains (losses)	(3,688)	(3,920)	(585)
Total revenues	3,973	3,405	6,162
Expenses
Policyholder benefits and claims (including liability remeasurement gains (losses) of ($980), ($233), $137, respectively)	2,139	2,418	2,186
Interest credited to policyholder account balances	2,110	1,801	1,313
Amortization of deferred policy acquisition costs and value of business acquired	550	564	568
Change in market risk benefits	(2,669)	(1,497)	(4,105)
Other expenses	1,601	1,625	1,694
Total expenses	3,731	4,911	1,656
Income (loss) before provision for income tax	242	(1,506)	4,506
Provision for income tax expense (benefit)	(15)	(383)	795
Net income (loss)	257	(1,123)	3,711
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$256	$(1,124)	$3,710

See accompanying notes to the consolidated financial statements.

6

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Net income (loss)	$257	$(1,123)	$3,711
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(1,053)	2,313	(13,946)
Unrealized gains (losses) on derivatives	116	(284)	308
Changes in instrument-specific credit risk on market risk benefits	352	(637)	2,344
Changes in discount rates on the liability for future policy benefits	541	(376)	4,060
Foreign currency translation adjustments	(18)	18	(22)
Other comprehensive income (loss), before income tax	(62)	1,034	(7,256)
Income tax (expense) benefit related to items of other comprehensive income (loss)	13	(217)	1,524
Other comprehensive income (loss), net of income tax	(49)	817	(5,732)
Comprehensive income (loss)	208	(306)	(2,021)
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$207	$(307)	$(2,022)

See accompanying notes to the consolidated financial statements.

7

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2021	$75	$17,773	$(9,128)	$(199)	$8,521	$15	$8,536
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			3,710		3,710	1	3,711
Other comprehensive income (loss), net of income tax				(5,732)	(5,732)		(5,732)
Balance at December 31, 2022	75	17,773	(5,418)	(5,931)	6,499	15	6,514
Dividends paid to parent		(266)			(266)		(266)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,124)		(1,124)	1	(1,123)
Other comprehensive income (loss), net of income tax				817	817		817
Balance at December 31, 2023	75	17,507	(6,542)	(5,114)	5,926	15	5,941
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			256		256	1	257
Other comprehensive income (loss), net of income tax				(49)	(49)		(49)
Balance at December 31, 2024	$75	$17,507	$(6,286)	$(5,163)	$6,133	$15	$6,148

See accompanying notes to the consolidated financial statements.

8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Cash flows from operating activities
Net income (loss)	$257	$(1,123)	$3,711
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(301)	(258)	(225)
(Gains) losses on investments, net	267	227	240
(Gains) losses on derivatives, net	1,456	2,632	162
(Income) loss from equity method investments, net of dividends and distributions	41	76	109
Interest credited to policyholder account balances	2,110	1,801	1,313
Universal life and investment-type product policy fees	(1,601)	(1,778)	(1,876)
Change in market risk benefits, net	(2,089)	(888)	(3,353)
Change in accrued investment income	(117)	(212)	(115)
Change in premiums, reinsurance and other receivables	(1,482)	(1,279)	(1,388)
Change in deferred policy acquisition costs and value of business acquired, net	113	155	144
Change in income tax	(8)	(380)	804
Change in other assets	1,116	1,100	1,220
Change in future policy benefits and other policy-related balances	(316)	(62)	(1,814)
Change in other liabilities	377	(18)	286
Net cash provided by (used in) operating activities	(177)	(7)	(782)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	11,559	5,922	10,647
Equity securities	46	30	50
Mortgage loans	1,518	1,206	2,075
Limited partnerships and limited liability companies	337	205	252
Purchases of:
Fixed maturity securities	(11,811)	(8,699)	(15,720)
Equity securities	(3)	(4)	(14)
Mortgage loans	(2,374)	(813)	(5,321)
Limited partnerships and limited liability companies	(299)	(453)	(814)
Cash received in connection with freestanding derivatives	12,453	5,048	4,439
Cash paid in connection with freestanding derivatives	(11,856)	(5,422)	(4,270)
Receipts on loans to affiliate	—	125	—
Issuances of loans to affiliate	—	—	(125)
Net change in policy loans	(688)	(40)	(29)
Net change in short-term investments	(572)	(259)	365
Net change in other invested assets	(369)	(109)	(372)
Net cash provided by (used in) investing activities	$(2,059)	$(3,263)	$(8,837)

See accompanying notes to the consolidated financial statements.

9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Cash flows from financing activities
Policyholder account balances:
Deposits	$29,950	$21,514	$31,190
Withdrawals	(26,287)	(17,641)	(19,960)
Net change in payables for collateral under securities loaned and other transactions	214	(887)	(1,706)
Long-term and short-term debt issued	—	—	125
Long-term and short-term debt repaid	(2)	(127)	(3)
Dividends paid to parent	—	(266)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(211)	91	(178)
Other, net	(1)	(1)	(1)
Net cash provided by (used in) financing activities	3,663	2,683	9,467
Change in cash, cash equivalents and restricted cash	1,427	(587)	(152)
Cash, cash equivalents and restricted cash, beginning of year	3,165	3,752	3,904
Cash, cash equivalents and restricted cash, end of year	$4,592	$3,165	$3,752
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$67	$71	$69
Income tax	$—	$—	$(12)
Non-cash transactions:
Transfer of mortgage loans to affiliates	$—	$—	$95
Transfer of limited partnerships and limited liability companies from affiliates	$—	$—	$99

See accompanying notes to the consolidated financial statements.

10

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings") and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and, together with its subsidiaries, "Brighthouse Financial").

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into the following reportable segments: Annuities; Life; Run-off; and Corporate & Other.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLC") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Summary of Significant Accounting Policies

Insurance Contract Obligations

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes liabilities for future obligations under long-duration insurance contracts based on the accounting model appropriate for each type of contract or contract feature. Liabilities for insurance contract benefits are generally accrued over time as revenue is recognized, or established based on the balance that accrues to the contract holder. In addition, certain insurance contracts may contain features that are required to be measured at fair value separately from the base contracts, either as a market risk benefit ("MRB") or embedded derivative.

The discussion below provides an overview of the different accounting models for insurance contract obligations and the applicability of such models to the Company's insurance products.

Liability for Future Policy Benefits

The Company establishes a liability for future policy benefits ("LFPB") for non-participating term and whole life insurance and income annuities. LFPBs are accrued over time as revenue is recognized based on a net premium ratio. The net premium ratio is the portion of gross premiums required to provide for all future benefits. LFPBs are established using the Company's current assumptions of future cash flows, discounted at a rate that approximates a single A corporate bond curve. The Company generally aggregates insurance contracts into groupings by issue year, product and segment for determining the net premium ratio and related LFPBs.

11

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company reviews cash flow assumptions regularly, and if they change significantly, LFPBs are adjusted by determining a revised net premium ratio. The revised net premium ratio is calculated as of contract inception using both actual historical experience and updated future cash flow assumptions. The recalculated net premium ratio is applied to derive a remeasurement gain or loss recognized in the current period net income. For insurance policies in-force as of December 31, 2020, January 1, 2021 is considered the contract inception date. The net premium ratio is also updated quarterly for the difference between actual and expected experience.

The net premium ratio is not updated for changes in discount rate assumptions, as changes in the discount rate are updated quarterly and the impacts are reflected in other comprehensive income (loss) ("OCI"). The discount rate assumption is determined by developing a yield curve based on market observable yields for upper-medium grade fixed income instruments derived from an external index. The yield curve is applied to the expected future cash flows used in the measurement of LFPBs based on the duration characteristics of those liabilities.

The most significant cash flow assumptions used in the establishment of LFPBs are mortality, policy lapses and market interest rates. See Note 3 for more information on the effect of changes in assumptions on the measurement of LFPBs.

The Company also establishes an LFPB for participating term and whole life insurance using a net premium ratio and the Company's current assumptions of future cash flows. Assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the LFPB plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. See Note 3 for more information on assumptions used in establishing LFPBs related to participating term and whole life insurance.

Policyholder Account Balances

The Company establishes a policyholder account balance liability for customer deposits on universal life insurance, universal life insurance with secondary guarantees ("ULSG") and deferred annuity contracts. The policyholder account balance liability is equal to the sum of deposits, plus interest credited, less charges and withdrawals, excluding the impact of any applicable charge that may be incurred upon surrender. The Company also holds additional liabilities for certain product features including secondary guarantees on universal life insurance contracts and the crediting rates associated with index-linked annuities.

Additional Liabilities for ULSG

The Company establishes a liability in addition to the account balance for ULSG. These liabilities are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on ULSG determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Both ULSG liabilities are adjusted for the effects of unrealized investment gains and losses.

The Company reviews cash flow assumptions regularly, and, if they change significantly, the liability for secondary guarantees is adjusted by a cumulative charge or credit to net income. Liabilities for secondary guarantees are presented within future policy benefits with changes in the liabilities reported in policyholder benefits and claims, except for the effects of unrealized investment gains and losses, which are reported in OCI.

The most significant assumptions used in estimating liabilities for secondary guarantees are the general account rate of return, mortality, premium persistency, lapses and withdrawals. See Note 3 for more information on the effect of changes in assumptions on the measurement of liabilities for secondary guarantees.

12

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Market Risk Benefits on Annuity Guarantees

MRBs are contracts or contract features that provide protection to the policyholder from capital markets risks by transferring such risks to the Company. MRBs are required to be separated from the deferred annuity host contract and measured at fair value. The Company establishes MRB assets and liabilities for guaranteed minimum benefits on variable annuity contracts including guaranteed minimum death benefits, guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits ("GMWB"). MRB assets are also established for reinsured benefits related to these guarantees. Certain index-linked annuity products may also have guaranteed minimum benefits classified as MRBs.

The measurement of fair value includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk, as well as risk margin to capture the non-capital markets risks of the instrument, which represents the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. MRBs are measured at estimated fair value, with changes reported in change in MRBs on the consolidated statements of operations, except for the change due to nonperformance risk, which is reported in OCI.

See Note 4 for more information on the effect of changes in inputs and assumptions on the measurement of MRBs and Note 10 for more information on the determination of fair value of MRBs.

Embedded Derivatives on Index-Linked Annuities

The Company issues, and assumes through reinsurance, index-linked annuities which allow the policyholder to participate in returns from certain specified equity indices. The crediting rates associated with these features are classified as embedded derivatives and measured at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

Embedded derivative liabilities are required to be separated from the deferred annuity host contract and measured at fair value. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. The estimate of fair value includes an adjustment for nonperformance risk, as well as a risk margin.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of index-linked crediting rate embedded derivatives are updated quarterly through net income. The reduction to the initial deposit is accreted back up to the initial deposit over the estimated life of the contract. Embedded derivatives related to index-linked annuities are presented within policyholder account balances while changes in the estimated fair value are reported in net derivative gains (losses).

For more information on the determination of estimated fair value of embedded derivatives, see Note 10.

Recognition of Revenues and Deposits on Insurance Contracts

Premiums related to traditional long-duration contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, the Company establishes a deferred profit liability ("DPL") for the excess of the gross premium over the net premium. DPLs are amortized into net income in proportion to the amount of expected future benefit payments. Assumptions used in the measurement of the DPL are updated at the same time as the related LFPBs, with the updated estimates used to recalculate the DPL as of contract inception. The remeasurement gain or loss from updating DPLs is recognized in current period net income along with the related change in LFPBs.

13

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred by the establishment of an unearned revenue liability and amortized over the expected life of the contracts.

Premiums and policy fees are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are directly related to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA in a manner that approximates a straight-line basis over the expected life of the related contracts. For life insurance contracts, amortization is based on projections of amounts of insurance in-force, while projections of policy counts are used for deferred annuity contracts and expected future benefits payments for income annuities. These assumptions are reviewed at least annually, and if they change significantly, updates are recognized through changes to future amortization. VOBA balances are tested annually to determine if the balance is deemed unrecoverable from expected future profits. All changes in DAC and VOBA balances are recorded to net income.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately through net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI"), which are included in other assets, and unearned revenue liabilities, which are included in other policy-related balances. The Company defers sales inducements and unearned revenue and amortizes the balances using the same methodology and assumptions used to amortize DAC and VOBA.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

14

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld. Embedded derivatives related to funds withheld arrangements are presented within policyholder account balances on the consolidated balance sheets, with changes in the estimated fair value reported in net derivative gains (losses).

Reinsurance arrangements may also contain features classified as MRBs, including reinsurance of guaranteed minimum benefits associated with variable annuity contracts.

The Company accounts for assumed reinsurance similar to directly written business.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage- backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third- party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to, an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

15

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company's short-term investments generally involve large dollar amounts that turn over quickly and have short maturities.

For the years ended December 31, 2024, 2023 and 2022, cash proceeds from sales, maturities and repayments of short-term investments were $1.1 billion, $1.1 billion and $976 million, respectively. For the years ended December 31, 2024, 2023 and 2022, cash payments on purchases of short-term investments were $1.7 billion, $1.4 billion and $611 million, respectively.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

16

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company's institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company's balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

17

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has index-linked annuities that are directly written or assumed through reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. Certain funds withheld arrangements associated with reinsurance may also contain embedded derivatives. See "— Insurance Contract Obligations" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company's separation from MetLife, Inc. (together with its subsidiaries and affiliates, "MetLife") ("Separation") have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

18

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Inflation Reduction Act, which was enacted in 2022, established a 15% corporate alternative minimum tax ("CAMT") for corporations whose average annual adjusted financial statement income for any consecutive three — tax year period ending after December 31, 2021, and preceding the tax year exceeds $1.0 billion. The Company elects not to consider any future effects resulting from applicability of the CAMT when assessing the valuation allowance for regular deferred tax assets.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters, as well as disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

19

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. Except as noted below, there were no significant ASUs adopted during the year ended December 31, 2024.

In November 2023, the FASB issued new guidance on Segment Reporting Disclosures (ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures ("ASU 2023-07")). This ASU updates reportable segment disclosures primarily through enhanced disclosures about significant segment expenses. This ASU does not change how a company identifies its operating segments, aggregates those operating segments, or applies the quantitative thresholds to determine its reportable segments. The Company adopted this guidance during fiscal year 2024 on a retrospective basis.

Future Adoption of New Accounting Pronouncements

In November 2024, the FASB issued new guidance on income statement expense disclosures (ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses). This ASU requires public companies to disclose additional disaggregated information about expenses in the notes to financial statements at each interim and annual reporting period. This ASU is effective for fiscal years starting January 1, 2027, and for interim periods starting January 1, 2028. This ASU is required to be adopted prospectively with the option of retrospective application. The Company is currently evaluating the impact of this guidance on its financial statements.

In December 2023, the FASB issued new guidance on Income Tax Disclosures (ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures). This ASU updates the required income tax disclosures to include disclosure of income taxes paid disaggregated by jurisdiction and greater disaggregation of information in the required rate reconciliation. This ASU is effective for fiscal years starting January 1, 2025, and will be applied on a prospective basis. The Company is currently evaluating the impact of this guidance on its financial statements.

2. Segment Information

The Company is organized and provides its products and services through the following reportable segments: Annuities; Life; Run-off; and Corporate & Other. The Company's chief operating decision maker ("CODM") views and manages the business through these segments.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists primarily of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

20

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Corporate & Other

The Corporate & Other segment consists of activities related to funding agreements associated with the Company's institutional spread margin business, excess capital not allocated to the other segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care business reinsured through 100% quota share reinsurance agreements.

In connection with the adoption of ASU 2023-07, the Company's presentation of segment information has been updated for all periods.

Financial Measure and Segment Accounting Policies

The Company's CODM is its Chief Executive Officer ("CEO"). The CEO uses adjusted earnings to evaluate segment performance and facilitate comparisons to industry results. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following items are excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses); and

•  Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment Hedge Adjustments").

The following items are excluded from total expenses in calculating adjusted earnings:

•  Change in MRBs; and

•  Change in fair value of the crediting rate on experience-rated contracts ("Market Value Adjustments").

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the Annuities, Life and Run-off segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

21

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

The tables below provide information about the Company's segments, including significant segment expenses, and reconciliations to Net income (loss) attributable to Brighthouse Life Insurance Company.

	Year Ended December 31, 2024
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$1,500	$898	$995	$580	$3,973
Less: Revenues excluded from adjusted earnings (1)	(3,350)	(20)	(599)	(47)
Less: Segment expenses:
Policyholder benefits and claims	486	548	1,105	—
Interest credited to policyholder account balances, excluding market value adjustments	1,346	85	243	449
Amortization of DAC and VOBA	497	53	—	—
Interest expense on debt	—	—	—	67
Other expenses (2)	1,007	169	165	193
Less: Provision for income tax expense (benefit)	291	12	16	(55)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1
Adjusted earnings (loss)	$1,223	$51	$65	$(28)	1,311
Adjustments for:
Net investment gains (losses)					(298)
Net derivative gains (losses), excluding investment hedge adjustments of $30					(3,718)
Change in market risk benefits					2,669
Market value adjustments					13
Provision for income tax (expense) benefit					279
Net income (loss) attributable to Brighthouse Life Insurance Company					$256
Interest revenue	$2,850	$420	$1,234	$626

22

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2023
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$508	$987	$1,404	$506	$3,405
Less: Revenues excluded from adjusted earnings (1)	(3,932)	(26)	(239)	(70)
Less: Segment expenses:
Policyholder benefits and claims	508	609	1,301	—
Interest credited to policyholder account balances, excluding market value adjustments	1,048	79	274	388
Amortization of DAC and VOBA	507	57	—	—
Interest expense on debt	—	—	—	70
Other expenses (2)	997	182	167	209
Less: Provision for income tax expense (benefit)	257	17	(22)	(50)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1
Adjusted earnings (loss)	$1,123	$69	$(77)	$(42)	1,073
Adjustments for:
Net investment gains (losses)					(242)
Net derivative gains (losses), excluding investment hedge adjustments of $105					(4,025)
Change in market risk benefits					1,497
Market value adjustments					(12)
Provision for income tax (expense) benefit					585
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,124)
Interest revenue	$2,558	$391	$1,141	$575

23

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2022
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$5,015	$959	$(198)	$386	$6,162
Less: Revenues excluded from adjusted earnings (1)	967	(29)	(1,901)	67
Less: Segment expenses:
Policyholder benefits and claims	382	790	1,013	1
Interest credited to policyholder account balances, excluding market value adjustments	889	57	290	163
Amortization of DAC and VOBA	505	63	—	—
Interest expense on debt	—	—	—	70
Other expenses (2)	981	110	292	241
Less: Provision for income tax expense (benefit)	244	(8)	21	(154)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1
Adjusted earnings (loss)	$1,047	$(24)	$87	$(3)	1,107
Adjustments for:
Net investment gains (losses)					(240)
Net derivative gains (losses), excluding investment hedge adjustments of $71					(656)
Change in market risk benefits					4,105
Market value adjustments					86
Provision for income tax (expense) benefit					(692)
Net income (loss) attributable to Brighthouse Life Insurance Company					$3,710
Interest revenue	$2,254	$396	$1,166	$319

(1)  For each reportable segment, certain revenues are excluded from adjusted earnings (loss), including net investment gains (losses) and net derivative gains (losses), excluding investment hedge adjustments.

(2)  Other expenses include corporate expense allocations directly attributable to each of the segments.

24

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total assets by segment were as follows at:

	December 31,
	2024	2023
	(In millions)
Annuities	$160,887	$157,614
Life	20,821	20,363
Run-off	24,894	26,849
Corporate & Other	21,989	21,378
Total	$228,591	$226,204

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Annuity products	$2,001	$1,890	$1,796
Life insurance products	848	1,110	1,119
Other products	10	7	8
Total	$2,859	$3,007	$2,923

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2024, 2023 and 2022.

25

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities

Liability for Future Policy Benefits

Information regarding LFPBs for non-participating traditional and limited-payment contracts was as follows:

	Years Ended December 31,
	2024			2023			2022
	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities
	(Dollars in millions)
Present value of expected net premiums:
Balance, beginning of year	$2,899	$—	$—	$2,804	$—	$—	$3,212	$—	$—
Beginning balance at original discount rate	3,162	—	—	3,146	—	—	2,964	—	—
Effect of model refinements	4	—	—	—	—	—	121	—	—
Effect of changes in cash flow assumptions	146	—	—	206	—	—	159	—	—
Effect of actual variances from expected experience	8	—	—	(17)	—	—	114	—	—
Adjusted beginning of year balance	3,320	—	—	3,335	—	—	3,358	—	—
Issuances	67	—	—	93	—	—	93	—	—
Interest accrual	110	—	—	108	—	—	112	—	—
Net premiums collected	(387)	—	—	(374)	—	—	(417)	—	—
Ending balance at original discount rate	3,110	—	—	3,162	—	—	3,146	—	—
Effect of changes in discount rate assumptions	(352)	—	—	(263)	—	—	(342)	—	—
Balance, end of year	$2,758	$—	$—	$2,899	$—	$—	$2,804	$—	$—
Present value of expected future policy benefits:
Balance, beginning of year	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793	$6,253	$4,283	$10,171
Beginning balance at original discount rate	5,905	3,993	7,085	5,816	3,848	7,410	5,682	3,817	8,165
Effect of model refinements	10	—	—	—	—	—	134	—	(278)
Effect of changes in cash flow assumptions	235	(23)	82	296	—	—	179	55	(157)
Effect of actual variances from expected experience	(5)	—	(10)	(15)	(21)	(47)	150	(21)	(23)
Adjusted beginning of year balance	6,145	3,970	7,157	6,097	3,827	7,363	6,145	3,851	7,707
Issuances	72	400	—	99	369	—	101	220	—
Interest accrual	213	148	305	211	139	314	216	144	327
Benefit payments	(522)	(397)	(586)	(502)	(342)	(592)	(646)	(367)	(624)
Ending balance at original discount rate	5,908	4,121	6,876	5,905	3,993	7,085	5,816	3,848	7,410
Effect of changes in discount rate assumptions	(663)	(393)	(758)	(520)	(274)	(388)	(644)	(379)	(617)
Balance, end of year	$5,245	$3,728	$6,118	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793
Net liability for future policy benefits, end of year	$2,487	$3,728	$6,118	$2,486	$3,719	$6,697	$2,368	$3,469	$6,793
Less: Reinsurance recoverable, end of year	19	31	59	24	30	65	32	25	68
Net liability for future policy benefits, after reinsurance recoverable	$2,468	$3,697	$6,059	$2,462	$3,689	$6,632	$2,336	$3,444	$6,725
Weighted-average duration of liability	7.6 years	7.9 years	11.6 years	8.8 years	8.2 years	11.6 years	8.5 years	8.5 years	11.6 years
Weighted-average interest accretion rate	3.92%	4.04%	4.46%	3.91%	3.99%	4.46%	3.94%	3.89%	4.45%
Current discount rate	5.42%	5.48%	5.64%	4.94%	4.95%	5.03%	5.26%	5.27%	5.32%
Gross premiums or assessments recognized during period	$563	$485	$—	$595	$472	$—	$625	$243	$—
Expected future gross premiums, undiscounted	$5,714	$—	$—	$5,999	$—	$—	$6,535	$—	$—
Expected future gross premiums, discounted	$4,244	$—	$—	$4,535	$—	$—	$4,875	$—	$—
Expected future benefit payments, undiscounted	$8,031	$5,759	$13,336	$8,148	$5,616	$13,767	$8,015	$5,434	$14,418
Expected future benefit payments, discounted	$5,908	$4,121	$6,876	$5,905	$3,993	$7,085	$5,816	$3,848	$7,410

26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The measurement of LFPBs can be significantly impacted by changes in assumptions for policyholder behavior. As part of the 2024 and 2023 annual actuarial reviews ("AAR"), the Company updated assumptions regarding mortality and lapses for term and non-participating whole life insurance. The impact from changes in assumptions is presented in effect of changes in cash flow assumptions in the table above.

Information regarding the additional insurance liabilities for universal life-type contracts with secondary guarantees was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance, beginning of year	$7,607	$6,935	$7,168
Beginning balance before the effect of unrealized gains and losses	7,784	7,175	6,731
Effect of changes in cash flow assumptions	895	52	(37)
Effect of actual variances from expected experience	167	145	179
Adjusted beginning of year balance	8,846	7,372	6,873
Interest accrual	406	357	333
Net assessments collected	446	414	416
Benefit payments	(421)	(359)	(447)
Ending balance before the effect of unrealized gains and losses	9,277	7,784	7,175
Effect of unrealized gains and losses	(291)	(177)	(240)
Balance, end of year	8,986	7,607	6,935
Less: Reinsurance recoverable, end of year	1,535	1,438	1,384
Net additional liability, after reinsurance recoverable	$7,451	$6,169	$5,551
Weighted-average duration of liability	6.6 years	6.7 years	6.7 years
Weighted-average interest accretion rate	4.94%	4.92%	4.90%
Gross assessments recognized during period	$1,083	$1,064	$1,070

The measurement of liabilities for secondary guarantees can be significantly impacted by changes in assumptions for policyholder behavior, as well as the expected general account rate of return, which is driven by the Company's assumption for long-term treasury yields. The Company's practice of projecting treasury yields uses a mean reversion approach that assumes that long-term interest rates are less influenced by short-term fluctuations and are only changed when sustained interim deviations are expected. As part of the 2024 and 2023 AARs, the Company updated assumptions regarding policyholder behavior, including mortality, premium persistency, lapses and withdrawals. In 2024, the Company also increased the long-term general account earned rate, driven by an increase in the mean reversion rate, from 3.75% to 4.00%. The impact from changes in assumptions, excluding the effects on the ULSG liability for profits followed by losses, is presented in effect of changes in cash flow assumptions in the table above.

27

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of the net LFPBs for non-participating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees reported in the preceding rollforward tables to LFPBs on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Liabilities reported in the preceding rollforward tables	$21,319	$20,509
Long-term care insurance (1)	5,190	5,581
ULSG liabilities, including liability for profits followed by losses	875	2,427
Participating whole life insurance (2)	2,969	2,849
Deferred profit liabilities	428	475
Other	304	308
Total liability for future policy benefits	$31,085	$32,149

(1)  Includes liabilities related to fully reinsured individual long-term care insurance. See Notes 2 and 7.

(2)  Participating whole life insurance uses an interest assumption based on the non-forfeiture interest rate, ranging from 3.5% to 4.0%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2024 and 2023, and 39% and 40% of gross traditional life insurance premiums for the years ended December 31, 2024 and 2023, respectively.

28

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Policyholder Account Balances

Information regarding policyholder account balances was as follows:

	Universal Life Insurance	Variable Annuities (1)	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance (1)
	(Dollars in millions)
Year Ended December 31, 2024
Balance, beginning of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Premiums and deposits	229	73	8,228	1,127	645	—
Surrenders and withdrawals	(56)	(616)	(5,532)	(1,356)	(23)	—
Benefit payments	(46)	(93)	(324)	(345)	(70)	(9)
Net transfers from (to) separate account	32	102	—	—	—	500
Interest credited	82	109	673	567	163	29
Policy charges	(193)	(19)	(23)	—	(988)	(7)
Changes related to embedded derivatives	—	—	3,956	—	—	—
Balance, end of year	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Weighted-average crediting rate (2)	4.10%	2.81%	1.79%	3.84%	3.32%	3.63%
Year Ended December 31, 2023
Balance, beginning of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Premiums and deposits	210	75	7,183	2,694	660	—
Surrenders and withdrawals	(129)	(647)	(3,732)	(2,405)	(23)	—
Benefit payments	(59)	(101)	(240)	(377)	(85)	(8)
Net transfers from (to) separate account	18	14	—	—	—	1
Interest credited	40	129	445	486	208	28
Policy charges	(200)	(23)	(11)	—	(1,015)	(9)
Changes related to embedded derivatives	—	—	4,085	—	—	—
Balance, end of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Weighted-average crediting rate (2)	2.03%	2.91%	1.47%	3.31%	4.02%	4.33%
Year Ended December 31, 2022
Balance, beginning of year	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Premiums and deposits	199	145	6,632	3,676	697	—
Surrenders and withdrawals	(49)	(453)	(2,220)	(904)	(32)	—
Benefit payments	(59)	(104)	(180)	(345)	(84)	(8)
Net transfers from (to) separate account	21	131	—	—	—	(13)
Interest credited	56	493	392	(2)	197	23
Policy charges	(202)	(23)	(8)	—	(1,040)	(7)
Changes related to embedded derivatives	—	—	(2,719)	—	—	—
Balance, end of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Weighted-average crediting rate (2)	2.65%	10.91%	1.16%	(0.02)%	3.62%	3.41%

(1)  Includes liabilities related to separate account products where the contract holder elected a general account investment option.

(2)  Excludes the effects of embedded derivatives related to index-linked crediting rates.
29

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of policyholder account balances reported in the preceding rollforward table to the liability for policyholder account balances on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Policyholder account balances reported in the preceding rollforward table	$74,910	$68,095
Funding agreements classified as investment contracts	11,002	11,115
Institutional group annuities	370	—
Other investment contract liabilities	880	983
Total policyholder account balances	$87,162	$80,193

30

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums was as follows at:

Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 to 50 Basis Points Above	51 to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
	(In millions)
December 31, 2024
Annuities (1):
Less than 2.00	$516	$112	$230	$8,749	$9,607
2.00 to 3.99	6,633	439	416	334	7,822
Greater than 3.99	781	—	—	—	781
Total	$7,930	$551	$646	$9,083	$18,210
Life insurance (2) (3):
Less than 2.00	$—	$—	$—	$308	$308
2.00 to 3.99	—	471	47	128	646
Greater than 3.99	1,020	—	—	—	1,020
Total	$1,020	$471	$47	$436	$1,974
ULSG (3):
Less than 2.00	$—	$—	$—	$—	$—
2.00 to 3.99	1,052	1,386	1,602	238	4,278
Greater than 3.99	484	—	—	—	484
Total	$1,536	$1,386	$1,602	$238	$4,762
December 31, 2023
Annuities (1):
Less than 2.00	$645	$204	$301	$7,632	$8,782
2.00 to 3.99	8,125	233	201	307	8,866
Greater than 3.99	872	—	—	—	872
Total	$9,642	$437	$502	$7,939	$18,520
Life insurance (2) (3):
Less than 2.00	$—	$—	$—	$236	$236
2.00 to 3.99	—	441	49	132	622
Greater than 3.99	1,077	—	—	—	1,077
Total	$1,077	$441	$49	$368	$1,935
ULSG (3):
Less than 2.00	$—	$—	$—	$—	$—
2.00 to 3.99	1,134	1,485	1,663	254	4,536
Greater than 3.99	506	—	—	—	506
Total	$1,640	$1,485	$1,663	$254	$5,042

(1)  Includes policyholder account balances for fixed rate annuities and the fixed account portion of variable annuities.

(2)  Includes policyholder account balances for retained asset accounts, universal life policies and the fixed account portion of universal variable life insurance policies.

(3)  Amounts are gross of policy loans.

See Note 5 for information regarding net amount at risk and cash surrender values.

31

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $5.5 billion at both December 31, 2024 and 2023.

Brighthouse Life Insurance Company established a secured funding agreement-backed repurchase agreement program in January 2024. Brighthouse Life Insurance Company may enter into repurchase agreements with bank counterparties and the proceeds of the repurchase agreements are then used by a special purpose entity to purchase funding agreements from Brighthouse Life Insurance Company. The Company had obligations under this program of $500 million at December 31, 2024.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank ("FHLB") of Atlanta and the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"). Funding agreements are issued to FHLB and Farmer Mac in exchange for cash, for which these programs have been granted liens on certain assets, some of which are in their custody to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, the program recovery on the collateral is limited to the amount of the Company's liabilities to FHLB and Farmer Mac, respectively. The Company had obligations outstanding under these programs of $5.0 billion and $5.1 billion at December 31, 2024 and 2023, respectively.

See Note 8 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company had obligations outstanding under inactive funding agreement programs of $25 million and $525 million at December 31, 2024 and 2023, respectively.

32

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Market Risk Benefits

Information regarding MRB assets and liabilities associated with variable annuities was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance, beginning of year	$9,722	$9,997	$15,726
Balance, beginning of year, before effect of changes in nonperformance risk	7,348	8,253	11,639
Decrements	(180)	(176)	16
Effect of changes in future expected assumptions	(53)	260	212
Effect of actual different from expected experience	140	186	(48)
Effect of changes in interest rates	(1,940)	(427)	(8,397)
Effect of changes in fund returns	(973)	(2,203)	3,806
Issuances	(4)	(7)	(47)
Effect of changes in risk margin	(72)	(34)	(152)
Aging of the block and other	970	1,496	1,224
Balance, end of year, before effect of changes in nonperformance risk	5,236	7,348	8,253
Effect of changes in nonperformance risk	2,014	2,374	1,744
Balance, end of year	7,250	9,722	9,997
Less: Reinsurance recoverable, end of year	17	43	71
Balance, end of year, net of reinsurance (1)	$7,233	$9,679	$9,926
Weighted-average attained age of contract holder	73.9 years	73.0 years	71.8 years

(1)  Amounts represent the sum of MRB assets and MRB liabilities presented on the consolidated balance sheets at December 31, 2024, 2023 and 2022, with the exception of $21 million, $9 million and $2 million, respectively, of index-linked annuities not included in this table.

Market conditions, including, but not limited to, changes in interest rates, equity indices, market volatility and variations in actuarial assumptions, including policyholder behavior, mortality and risk margins related to non-capital markets inputs, as well as changes in nonperformance risk, may result in significant fluctuations in the estimated fair value of the guarantees. As part of the 2024 AAR, the Company updated assumptions regarding policyholder behavior, mortality and separate account fund allocations. As part of the 2023 AAR, the Company updated assumptions regarding policyholder behavior, mortality, separate account fund allocations and volatility. The impact from changes in assumptions is presented in effect of changes in future expected assumptions in the table above.

33

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts

Separate Accounts

Information regarding separate account liabilities was as follows:

	Years Ended December 31,
	2024			2023			2022
	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance
	(In millions)
Balance, beginning of year	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919	$101,108	$2,576	$2,367
Premiums and deposits	828	80	—	762	84	—	1,199	91	—
Surrenders and withdrawals	(7,836)	(80)	(21)	(6,073)	(68)	(20)	(5,965)	(55)	(16)
Benefit payments	(1,511)	(25)	(22)	(1,391)	(18)	(28)	(1,298)	(24)	(33)
Investment performance	8,150	346	251	11,071	405	327	(17,878)	(519)	(356)
Policy charges	(2,109)	(81)	(62)	(2,098)	(78)	(58)	(2,227)	(78)	(61)
Net transfers from (to) general account	(102)	(32)	(500)	(14)	(18)	(1)	(131)	(21)	13
Other	(23)	—	5	(16)	(1)	9	37	—	5
Balance, end of year	$74,483	$2,484	$1,799	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919

A reconciliation of separate account liabilities reported in the preceding rollforward table to the separate account liabilities balance on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Separate account liabilities reported in the preceding rollforward table	$78,766	$81,510
Variable income annuities	217	161
Pension risk transfer annuities	23	19
Total separate account liabilities	$79,006	$81,690

The aggregate estimated fair value of assets, by major investment asset category, supporting separate accounts was as follows at:

	December 31,
	2024	2023
	(In millions)
Equity securities	$78,793	$81,417
Fixed maturity securities	207	259
Cash and cash equivalents	2	7
Other assets	4	7
Total aggregate estimated fair value of assets	$79,006	$81,690

34

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts (continued)

Net Amount at Risk and Cash Surrender Values

Information regarding the net amount at risk and cash surrender value for insurance products was as follows at:

	Universal Life Insurance	Variable Annuities	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance
	(In millions)
December 31, 2024
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Separate account liabilities	2,484	74,483	—	—	—	1,799
Total account balances	$4,512	$78,150	$48,605	$14,665	$4,779	$2,965
Net amount at risk	$20,958	$12,757	N/A	N/A	$63,580	$2,649
Cash surrender value	$4,303	$77,761	$47,013	$14,361	$4,316	$2,134
December 31, 2023
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Separate account liabilities	2,276	77,086	—	—	—	2,148
Total account balances	$4,256	$81,197	$41,627	$14,672	$5,052	$2,801
Net amount at risk	$22,214	$13,156	N/A	N/A	$65,299	$2,644
Cash surrender value	$4,049	$80,756	$39,270	$14,068	$4,498	$2,579
December 31, 2022
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Separate account liabilities	1,970	74,845	—	—	—	1,919
Total account balances	$4,070	$79,509	$33,897	$14,274	$5,307	$2,560
Net amount at risk	$23,818	$16,334	N/A	N/A	$66,926	$3,368
Cash surrender value	$3,789	$79,222	$31,293	$13,723	$4,671	$2,344

Products may contain both separate account and general account fund options; accordingly, net amount at risk and cash surrender value reported in the table above relate to the total account balance for each respective product grouping.

35

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

Deferred Policy Acquisition Costs and Value of Business Acquired

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Variable Annuities	Fixed Rate Annuities	Index-linked Annuities	Term and Whole Life Insurance	Universal Life Insurance
	(In millions)
DAC:
Balance at January 1, 2022	$2,614	$88	$1,081	$397	$114
Capitalization	54	31	330	(1)	10
Amortization	(254)	(12)	(198)	(49)	(9)
Balance at December 31, 2022	2,414	107	1,213	347	115
Capitalization	36	14	344	2	13
Amortization	(233)	(11)	(225)	(43)	(9)
Balance at December 31, 2023	2,217	110	1,332	306	119
Capitalization	39	8	373	4	13
Amortization	(216)	(3)	(243)	(39)	(10)
Balance at December 31, 2024	$2,040	$115	$1,462	$271	$122
VOBA:
Balance at January 1, 2022	$377	$70	$—	$6	$39
Amortization	(36)	(5)	—	(1)	(4)
Balance at December 31, 2022	341	65	—	5	35
Amortization	(32)	(6)	—	(1)	(4)
Balance at December 31, 2023	309	59	—	4	31
Amortization	(30)	(4)	—	(1)	(4)
Balance at December 31, 2024	$279	$55	$—	$3	$27
Total DAC and VOBA:
Balance at December 31, 2024	$2,319	$170	$1,462	$274	$149
Balance at December 31, 2023	$2,526	$169	$1,332	$310	$150
Balance at December 31, 2022	$2,755	$172	$1,213	$352	$150

Deferred Sales Inducements

Information regarding DSI, included in other assets, was as follows:

	December 31,
	2024		2023		2022
	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities
	(In millions)
Balance, beginning of year	$209	$8	$233	$9	$259	$10
Capitalization	1	—	1	—	1	—
Amortization	(21)	(2)	(25)	(1)	(27)	(1)
Balance, end of year	$189	$6	$209	$8	$233	$9

36

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

Unearned Revenue

Information regarding unearned revenue, included in other policy-related balances, was as follows:

	December 31,
	2024			2023			2022
	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities
	(In millions)
Balance, beginning of year	$167	$612	$66	$143	$488	$73	$118	$344	$79
Capitalization	34	166	—	35	174	—	35	181	2
Amortization	(11)	(63)	(7)	(11)	(50)	(7)	(10)	(37)	(8)
Balance, end of year	$190	$715	$59	$167	$612	$66	$143	$488	$73

7. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of MRBs on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers and assumes certain index-linked annuities from an unaffiliated third- party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2024, the Company had $5.4 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

37

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2024 and 2023 were not significant. The Company had $6.1 billion and $6.0 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2024 and 2023, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $3 million on its reinsurance recoverable balances at both December 31, 2024 and 2023.

At December 31, 2024, the Company had $19.6 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.9 billion, or 86%, were with the Company's five largest ceded reinsurers, including $4.3 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2023, the Company had $18.7 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.7 billion, or 89%, were with the Company's five largest ceded reinsurers, including $4.2 billion of net ceded reinsurance recoverables which were unsecured.

38

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Direct premiums	$1,367	$1,458	$1,321
Reinsurance assumed	20	20	8
Reinsurance ceded	(628)	(667)	(688)
Net premiums	$759	$811	$641
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,440	$2,402	$2,525
Reinsurance assumed	52	48	44
Reinsurance ceded	(891)	(672)	(693)
Net universal life and investment-type product policy fees	$1,601	$1,778	$1,876
Other revenues
Direct other revenues	$209	$202	$220
Reinsurance assumed	4	3	3
Reinsurance ceded	286	213	183
Net other revenues	$499	$418	$406
Policyholder benefits and claims
Direct policyholder benefits and claims	$3,772	$3,608	$3,788
Reinsurance assumed	94	123	134
Reinsurance ceded	(1,727)	(1,313)	(1,736)
Net policyholder benefits and claims	$2,139	$2,418	$2,186
Change in market risk benefits
Direct change in market risk benefits	$(2,597)	$(1,436)	$(3,942)
Reinsurance assumed	(105)	(92)	(214)
Reinsurance ceded	33	31	51
Net change in market risk benefits	$(2,669)	$(1,497)	$(4,105)
Other expenses
Direct other expenses	$1,572	$1,625	$1,758
Reinsurance assumed	21	25	—
Reinsurance ceded	8	(25)	(64)
Net other expenses	$1,601	$1,625	$1,694

39

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2024				2023
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$340	$32	$20,437	$20,809	$289	$33	$19,067	$19,389
Market risk benefit assets	$1,075	$—	$17	$1,092	$613	$—	$43	$656
Liabilities
Future policy benefits	$30,925	$160	$—	$31,085	$31,989	$160	$—	$32,149
Policyholder account balances	$83,019	$4,143	$—	$87,162	$75,893	$4,300	$—	$80,193
Market risk benefit liabilities	$8,095	$251	$—	$8,346	$9,972	$372	$—	$10,344
Other policy-related balances	$2,109	$1,568	$—	$3,677	$2,023	$1,596	$—	$3,619
Other liabilities	$6,774	$9	$1,677	$8,460	$6,526	$11	$1,235	$7,772

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $8.4 billion and $7.4 billion at December 31, 2024 and 2023, respectively. The deposit liabilities on reinsurance were $3.9 billion and $4.0 billion at December 31, 2024 and 2023, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums	$8	$6	$2
Universal life and investment-type product policy fees	$(1)	$(1)	$(1)
Other revenues	$1	$1	$2
Policyholder benefits and claims	$14	$39	$22
Change in market risk benefits	$(112)	$(92)	$(214)
Other expenses	$(3)	$—	$(6)

40

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$32	$28
Liabilities
Future policy benefits	$51	$47
Market risk benefit liabilities	$235	$367
Other policy-related balances	$14	$13
Other liabilities	$(16)	$(4)

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2024 and 2023. The deposit liabilities on related party reinsurance were $97 million and $112 million at December 31, 2024 and 2023, respectively.

8. Investments

See Notes 1 and 10 for a description of the Company's accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-For-Sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2024					December 31, 2023
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$40,437	$47	$212	$3,865	$36,737	$38,303	$15	$383	$3,332	$35,339
Foreign corporate	13,203	26	53	1,468	11,762	12,769	—	89	1,276	11,582
RMBS	8,056	4	45	867	7,230	8,127	4	48	805	7,366
U.S. government and agency	7,112	—	39	691	6,460	8,446	—	285	517	8,214
ABS	6,348	—	33	75	6,306	6,509	—	23	131	6,401
CMBS	6,702	2	7	415	6,292	6,940	2	2	601	6,339
State and political subdivision	3,671	—	78	367	3,382	3,958	—	153	298	3,813
Foreign government	1,036	—	24	100	960	1,077	—	41	87	1,031
Total fixed maturity securities	$86,565	$79	$491	$7,848	$79,129	$86,129	$21	$1,024	$7,047	$80,085

The Company held non-income producing fixed maturity securities with an estimated fair value of $30 million and $52 million at December 31, 2024 and 2023, respectively.

41

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2024:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$3,837	$19,627	$13,501	$28,494	$21,106	$86,565
Estimated fair value	$3,821	$19,066	$12,266	$24,148	$19,828	$79,129

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2024				December 31, 2023
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$10,758	$719	$17,329	$3,146	$4,549	$409	$22,435	$2,923
Foreign corporate	3,269	351	5,502	1,117	1,010	74	8,229	1,202
RMBS	1,227	82	4,624	785	413	21	5,749	784
U.S. government and agency	2,384	116	1,858	575	445	8	3,453	509
CMBS	1,326	90	4,338	325	411	33	5,713	568
ABS	717	10	1,076	65	572	3	3,355	128
State and political subdivision	871	63	1,435	304	460	31	1,636	267
Foreign government	273	29	433	71	113	6	620	81
Total fixed maturity securities	$20,825	$1,460	$36,595	$6,388	$7,973	$585	$51,190	$6,462
Total number of securities in an unrealized loss position	3,356		5,195		1,339		6,958

42

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $665 million and $648 million at December 31, 2024 and 2023, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $79 million, relating to 20 securities, at December 31, 2024. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

43

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses for fixed maturity securities by sector were as follows:

	U.S. Corporate	RMBS	CMBS	Foreign Corporate	Total
	(In millions)
Balance at December 31, 2022	$1	$1	$3	$1	$6
Allowance on securities where credit losses were not previously recorded	15	3	—	—	18
Reductions for securities sold	(1)	—	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	—	(1)	—	(1)
Write-offs charged against allowance (1)	—	—	—	(1)	(1)
Balance at December 31, 2023	15	4	2	—	21
Allowance on securities where credit losses were not previously recorded	29	1	—	26	56
Reductions for securities sold	—	—	—	—	—
Change in allowance on securities with an allowance recorded in a previous period	3	(1)	—	—	2
Write-offs charged against allowance (1)	—	—	—	—	—
Balance at December 31, 2024	$47	$4	$2	$26	$79

(1)  The Company recorded total write-offs of $12 million and $8 million for the years ended December 31, 2024 and 2023, respectively.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$13,326	57.3%	$13,189	58.7%
Agricultural	4,563	19.6	4,416	19.6
Residential	5,543	23.8	5,007	22.3
Total mortgage loans (1)	23,432	100.7	22,612	100.6
Allowance for credit losses	(178)	(0.7)	(137)	(0.6)
Total mortgage loans, net	$23,254	100.0%	$22,475	100.0%

(1)  Purchases of mortgage loans from third parties were $1.0 billion and $311 million for the years ended December 31, 2024 and 2023, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

44

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $132 million and $122 million at December 31, 2024 and 2023, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two years is used with an input reversion period of one year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity. The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, modifications, foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a non-credit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2022	$49	$15	$55	$119
Current period provision	24	5	(6)	23
Charge-offs, net of recoveries	(4)	(1)	—	(5)
Balance at December 31, 2023	69	19	49	137
Current period provision	50	11	(7)	54
Charge-offs, net of recoveries	(13)	—	—	(13)
Balance at December 31, 2024	$106	$30	$42	$178

45

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2024	2023	2022	2021	2020	Prior	Total
	(In millions)
December 31, 2024
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$640	$199	$279	$1,850	$196	$2,844	$6,008
65% to 75%	208	—	1,022	713	62	1,171	3,176
76% to 80%	—	—	117	201	174	601	1,093
Greater than 80%	—	—	972	388	—	1,689	3,049
Total commercial mortgage loans	848	199	2,390	3,152	432	6,305	13,326
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	408	203	594	1,073	400	1,632	4,310
65% to 75%	—	18	80	113	6	19	236
76% to 80%	—	—	—	—	1	—	1
Greater than 80%	—	—	—	—	—	16	16
Total agricultural mortgage loans	408	221	674	1,186	407	1,667	4,563
Residential mortgage loans
Performing	586	222	1,268	1,640	146	1,563	5,425
Nonperforming	1	—	44	21	1	51	118
Total residential mortgage loans	587	222	1,312	1,661	147	1,614	5,543
Total	$1,843	$642	$4,376	$5,999	$986	$9,586	$23,432

46

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

	2023	2022	2021	2020	2019	Prior	Total
	(In millions)
December 31, 2023
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$206	$655	$1,823	$177	$1,239	$2,628	$6,728
65% to 75%	—	935	1,079	222	261	1,157	3,654
76% to 80%	—	427	76	39	209	563	1,314
Greater than 80%	—	400	227	—	150	716	1,493
Total commercial mortgage loans	206	2,417	3,205	438	1,859	5,064	13,189
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	202	571	1,132	452	505	1,265	4,127
65% to 75%	1	127	108	6	30	17	289
76% to 80%	—	—	—	—	—	—	—
Greater than 80%	—	—	—	—	—	—	—
Total agricultural mortgage loans	203	698	1,240	458	535	1,282	4,416
Residential mortgage loans
Performing	105	1,286	1,669	145	204	1,508	4,917
Nonperforming	—	22	22	1	2	43	90
Total residential mortgage loans	105	1,308	1,691	146	206	1,551	5,007
Total	$514	$4,423	$6,136	$1,042	$2,600	$7,897	$22,612

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2024		2023
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$12,029	90.3%	$12,082	91.6%
1.00x - 1.20x	801	6.0	702	5.3
Less than 1.00x	496	3.7	405	3.1
Total	$13,326	100.0%	$13,189	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

47

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2024 and 2023. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days; and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2024				2023
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$13,206	$4,538	$5,423	$23,167	$13,172	$4,400	$4,915	$22,487
30-59 days past due	—	—	2	2	—	—	2	2
60-89 days past due	—	—	36	36	—	—	30	30
90-179 days past due	21	9	36	66	—	—	23	23
180+ days past due	99	16	46	161	17	16	37	70
Total	$13,326	$4,563	$5,543	$23,432	$13,189	$4,416	$5,007	$22,612

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2024	$120	$25	$118	$263
December 31, 2023	$17	$—	$90	$107

(1)  The Company had $3 million of mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2024. The Company did not have any mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2023.

Current period investment income on mortgage loans in nonaccrual status was $6 million and $2 million for December 31, 2024 and 2023, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Generally, the types of concessions may include interest rate reduction, term extension, principal forgiveness, or a combination of all three.

As of December 31, 2024, the Company has $386 million of commercial mortgage loans that were modified under a term extension during the year which represent 2% of the carrying value of total mortgage loans. All commercial mortgage loans that were modified are current as of December 31, 2024. The Company did not have a significant amount of agricultural and residential mortgage loans modified during the year ended December 31, 2024. The Company did not have a significant amount of mortgage loans modified during the year ended December 31, 2023.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 9 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company's investment in company-owned life insurance, FHLB stock, leveraged leases and tax credit and renewable energy partnerships.

48

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Leveraged Leases

The carrying value of leveraged leases was $60 million and $47 million at December 31, 2024 and 2023, respectively. The allowance for credit losses was less than $1 million and $13 million at December 31, 2024 and 2023, respectively. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from zero to eight years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2024 and 2023, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities, and the effect on future policy benefits that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Fixed maturity securities	$(7,357)	$(6,023)	$(8,632)
Derivatives	460	344	628
Other	(7)	(7)	(7)
Subtotal	(6,904)	(5,686)	(8,011)
Amounts allocated from:
Future policy benefits	977	696	992
Deferred income tax benefit (expense)	1,245	1,048	1,474
Net unrealized investment gains (losses)	$(4,682)	$(3,942)	$(5,545)

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$(3,942)	$(5,545)	$5,229
Unrealized investment gains (losses) during the year	(1,218)	2,325	(16,555)
Unrealized investment gains (losses) relating to:
Future policy benefits	281	(296)	2,917
Deferred income tax benefit (expense)	197	(426)	2,864
Balance at December 31,	$(4,682)	$(3,942)	$(5,545)
Change in net unrealized investment gains (losses)	$(740)	$1,603	$(10,774)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2024 and 2023.
49

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2024	2023
	(In millions)
Securities on loan: (1)
Amortized cost	$3,582	$3,420
Estimated fair value	$3,127	$3,194
Cash collateral received from counterparties (2)	$3,210	$3,277
Reinvestment portfolio — estimated fair value	$3,217	$3,246

(1)  Included in fixed maturity securities.

(2)  Included in payables for collateral under securities loaned and other transactions.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2024				December 31, 2023
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$490	$1,467	$886	$2,843	$647	$655	$1,584	$2,886
U.S. corporate	—	248	—	248	—	252	—	252
Foreign corporate	—	105	—	105	—	130	—	130
Foreign government	—	14	—	14	—	9	—	9
Total	$490	$1,834	$886	$3,210	$647	$1,046	$1,584	$3,277

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2024 was $478 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. and foreign corporate securities, U.S. government and agency securities, non-agency RMBS and CMBS) with 51% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2024. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

50

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2024	2023
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$6,246	$8,590
Invested assets held in trust (reinsurance agreements) (2)	8,226	7,103
Invested assets pledged as collateral (3)	12,471	13,979
Total invested assets on deposit, held in trust and pledged as collateral	$26,943	$29,672

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $68 million and $102 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2024 and 2023, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $332 million and $117 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2024 and 2023, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 9).

See "— Securities Lending" for information regarding securities on loan. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $222 million and $245 million at redemption value at December 31, 2024 and 2023, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.8 billion at December 31, 2024. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.3 billion at December 31, 2024. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2024, 2023 and 2022. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2024, 2023 and 2022. Aggregate total assets of these entities totaled $903.8 billion and $799.0 billion at December 31, 2024 and 2023, respectively. Aggregate total liabilities of these entities totaled $78.5 billion and $56.7 billion at December 31, 2024 and 2023, respectively. Aggregate net income (loss) of these entities totaled $60.1 billion, $24.8 billion and ($12.8) billion for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity ("VIE") is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity.

51

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company's involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2024 or 2023.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2024		2023
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$14,248	$15,330	$15,386	$16,611
Limited partnerships and LLCs	4,223	5,265	4,220	5,242
Total	$18,471	$20,595	$19,606	$21,853

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-For-Sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and, to a lesser extent, tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 15.

52

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Investment income:
Fixed maturity securities	$3,708	$3,481	$3,044
Equity securities	3	2	2
Mortgage loans	1,000	957	840
Policy loans	48	45	42
Limited partnerships and LLCs (1)	357	167	263
Cash, cash equivalents and short-term investments	225	181	56
Other	104	84	66
Total investment income	5,445	4,917	4,313
Less: Investment expenses	345	357	249
Net investment income	$5,100	$4,560	$4,064

(1)  Includes net investment income pertaining to other limited partnership interests of $367 million, $186 million and $170 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Fixed maturity securities	$(243)	$(214)	$(188)
Equity securities	(12)	(1)	(12)
Mortgage loans	(55)	(24)	(20)
Limited partnerships and LLCs	(2)	(1)	(20)
Other	14	(2)	—
Total net investment gains (losses)	$(298)	$(242)	$(240)

Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, ($1) million and ($18) million for the years ended December 31, 2024, 2023 and 2022, respectively.

53

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Proceeds	$3,436	$2,223	$6,557
Gross investment gains	$20	$15	$55
Gross investment losses	(193)	(206)	(236)
Net investment gains (losses)	$(173)	$(191)	$(181)

9. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

The Company uses derivatives to manage its exposure to changes in interest rate risk from its product liabilities and invested assets. The most significant types of derivative instruments used for hedging interest rate risk are as follows:

Interest rate swaps: The Company uses interest rate swaps to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount.

Interest rate swaptions: The Company uses interest rate swaptions to manage interest rate risk in non-qualifying hedging relationships. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. An interest rate forward is an agreement between parties to exchange a future settlement amount based on a predetermined notional amount and forward interest rate.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

54

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

The Company uses derivatives to manage its exposure to equity markets from its product liabilities. The most significant types of derivative instruments used for hedging equity market risk are as follows:

Equity total return swaps: The Company uses equity total return swaps in non-qualifying hedge relationships to manage equity risks related to variable and index-linked annuities. Total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a floating rate, calculated by reference to an agreed notional amount.

Equity index options: The Company uses equity index options to manage equity risks related to variable and index- linked annuities in non-qualifying hedging relationships. In an equity index option transaction, the Company enters into contracts to buy or sell the equity index within a limited time at a contracted price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

55

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives, excluding embedded derivatives, held were as follows at:

		December 31,
		2024			2023
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate swaps	Interest rate	$500	$9	$—	$—	$—	$—
Foreign currency swaps	Foreign currency exchange rate	3,778	430	25	3,895	339	45
Total qualifying hedges		4,278	439	25	3,895	339	45
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	69,303	131	444	31,252	140	103
Interest rate floors	Interest rate	8,000	1	30	3,500	7	1
Interest rate caps	Interest rate	7,850	14	14	7,050	19	1
Interest rate futures	Interest rate	171	—	—	—	—	—
Interest rate options	Interest rate	23,060	11	371	33,680	47	167
Interest rate forwards	Interest rate	16,352	121	1,876	17,017	32	1,937
Foreign currency swaps	Foreign currency exchange rate	674	111	—	735	99	1
Foreign currency forwards	Foreign currency exchange rate	304	6	—	384	—	1
Credit default swaps — written	Credit	780	19	—	1,405	27	—
Equity futures	Equity market	316	—	1	—	—	—
Equity index options	Equity market	39,897	1,722	1,041	20,099	757	687
Equity total return swaps	Equity market	106,301	1,543	1,446	53,742	2,236	2,137
Hybrid options	Equity market	—	—	—	270	—	—
Total non-designated or non-qualifying derivatives		273,008	3,679	5,223	169,134	3,364	5,035
Total		$277,286	$4,118	$5,248	$173,029	$3,703	$5,080

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2024 and 2023. The Company's use of derivatives includes (i) derivatives that serve as hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

56

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2024
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$8	$9
Foreign currency exchange rate	13	(10)	50	—	125
Total cash flow hedges	15	(10)	53	8	134
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(1,690)	—	—	—	—
Foreign currency exchange rate	48	(9)	—	—	—
Credit	14	—	—	—	—
Equity market	1,894	—	—	—	—
Embedded	(3,950)	—	—	—	—
Total non-qualifying hedges	(3,684)	(9)	—	—	—
Total	$(3,669)	$(19)	$53	$8	$134
	Year Ended December 31, 2023
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$1	$—	$3	$—	$(1)
Foreign currency exchange rate	7	(8)	51	—	(272)
Total cash flow hedges	8	(8)	54	—	(273)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(384)	—	—	—	—
Foreign currency exchange rate	(40)	2	—	—	—
Credit	32	—	—	—	—
Equity market	570	—	—	—	—
Embedded	(4,100)	—	—	—	—
Total non-qualifying hedges	(3,922)	2	—	—	—
Total	$(3,914)	$(6)	$54	$—	$(273)

57

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

	Year Ended December 31, 2022
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$5	$—	$4	$—	$(50)
Foreign currency exchange rate	12	(11)	52	—	379
Total cash flow hedges	17	(11)	56	—	329
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(4,001)	—	—	—	—
Foreign currency exchange rate	95	(16)	—	—	—
Credit	(2)	—	—	—	—
Equity market	590	—	—	—	—
Embedded	2,743	—	—	—	—
Total non-qualifying hedges	(575)	(16)	—	—	—
Total	$(558)	$(27)	$56	$—	$329

At December 31, 2024 and 2023, the Company held no qualified derivatives hedging exposure to future cash flows for forecasted asset purchases.

At December 31, 2024 and 2023, the balance in AOCI associated with cash flow hedges was $460 million and $344 million, respectively.

58

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2024			2023
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$2	$100	2.7	$6	$419	1.6
Baa	7	300	4.5	19	958	4.9
Ba	10	376	4.8	2	24	3.0
Caa and Lower	—	4	1.0	—	4	2.0
Total	$19	$780	4.4	$27	$1,405	3.9

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

59

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2024
Derivative assets	$4,122	$(3,039)	$(524)	$559	$(558)	$1
Derivative liabilities	$5,353	$(3,039)	$—	$2,314	$(2,306)	$8
December 31, 2023
Derivative assets	$3,495	$(3,112)	$(154)	$229	$(194)	$35
Derivative liabilities	$4,917	$(3,112)	$—	$1,805	$(1,805)	$—

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2024	2023
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$2,314	$1,805
Estimated fair value of collateral provided (2):
Fixed maturity securities	$4,883	$4,811

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

60

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

61

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,041	$696	$36,737
Foreign corporate	—	11,366	396	11,762
RMBS	—	7,213	17	7,230
U.S. government and agency	2,514	3,946	—	6,460
ABS	—	5,984	322	6,306
CMBS	—	6,266	26	6,292
State and political subdivision	—	3,382	—	3,382
Foreign government	—	939	21	960
Total fixed maturity securities	2,514	75,137	1,478	79,129
Equity securities	11	6	15	32
Short-term investments	916	239	2	1,157
Derivative assets: (1)
Interest rate	—	287	—	287
Foreign currency exchange rate	—	540	7	547
Credit	—	17	2	19
Equity market	—	3,265	—	3,265
Total derivative assets	—	4,109	9	4,118
Embedded derivatives on index-linked annuities (2)	—	—	47	47
Market risk benefit assets	—	—	1,092	1,092
Separate account assets	3	79,003	—	79,006
Total assets	$3,444	$158,494	$2,643	$164,581
Liabilities
Market risk benefit liabilities	$—	$—	$8,346	$8,346
Derivative liabilities: (1)
Interest rate	—	2,735	—	2,735
Foreign currency exchange rate	—	25	—	25
Equity market	1	2,487	—	2,488
Total derivative liabilities	1	5,247	—	5,248
Embedded derivatives on index-linked annuities (2)	—	—	11,540	11,540
Total liabilities	$1	$5,247	$19,886	$25,134

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$34,344	$995	$35,339
Foreign corporate	—	11,257	325	11,582
RMBS	—	7,351	15	7,366
U.S. government and agency	3,680	4,534	—	8,214
ABS	—	6,075	326	6,401
CMBS	—	6,300	39	6,339
State and political subdivision	—	3,813	—	3,813
Foreign government	—	995	36	1,031
Total fixed maturity securities	3,680	74,669	1,736	80,085
Equity securities	18	23	25	66
Short-term investments	214	360	—	574
Derivative assets: (1)
Interest rate	—	245	—	245
Foreign currency exchange rate	—	426	12	438
Credit	—	21	6	27
Equity market	—	2,993	—	2,993
Total derivative assets	—	3,685	18	3,703
Embedded derivatives on index-linked annuities (2)	—	—	—	—
Market risk benefit assets	—	—	656	656
Separate account assets	20	81,670	—	81,690
Total assets	$3,932	$160,407	$2,435	$166,774
Liabilities
Market risk benefit liabilities	$—	$—	$10,344	$10,344
Derivative liabilities: (1)
Interest rate	—	2,209	—	2,209
Foreign currency exchange rate	—	47	—	47
Equity market	—	2,824	—	2,824
Total derivative liabilities	—	5,080	—	5,080
Embedded derivatives on index-linked annuities (2)	—	—	8,186	8,186
Total liabilities	$—	$5,080	$18,530	$23,610

(1)  Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivative assets on index-linked annuities are reported in premiums and other receivables. Embedded derivative liabilities on index-linked annuities are reported in policyholder account balances.

63

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of BHF's Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period-to-period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2024.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

64

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to, collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC- bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Market Risk Benefits

MRBs principally include guaranteed minimum benefits on variable annuity contracts including benefits reinsured related to these guarantees.

65

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The estimated fair value of variable annuity guarantees accounted for as MRBs is determined based on the present value of projected future benefits less the present value of projected future fees attributable to the guarantees. At policy inception, the Company determines an attributed fee ratio by solving for a percentage of projected future rider fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. To the extent the rider fees are insufficient, the Company may also include fees related to mortality and expense charges in the attributed fee ratio, provided the total fees included in the calculation do not exceed total contract fees and assessments collected from the contract holder. Any additional fees not included in the attributed fee ratio are considered revenue and reported in universal life and investment-type product policy fees. The attributed fee ratio is not updated in subsequent periods.

The Company updates the estimated fair value of variable annuity guarantees in subsequent periods by projecting future benefits using capital markets inputs and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios. The reported estimated fair value is then determined by taking the present value of these cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin.

The valuation of MRBs includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk. The nonperformance risk adjustment is captured as an additional spread applied to the risk-free rate in determining the rate to discount the cash flows of the liability. The spread over the risk-free rate is based on the Company's creditworthiness taking into consideration publicly available information relating to spreads in the secondary market for Brighthouse Financial's debt. These observable spreads are then adjusted, as necessary, to reflect the financial strength ratings of the issuing insurance subsidiaries as compared to the credit rating of Brighthouse Financial.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant actuarial judgment, including assumptions of the amount needed to cover the guarantees.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of variable annuity guarantees are updated quarterly through net income, except for the change attributable to the Company's nonperformance risk, which is reported in OCI.

Embedded Derivatives

Embedded derivatives include crediting rates associated with index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Actuarial assumptions including policyholder behavior and expectations for renewals at the end of the term period are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of crediting rate embedded derivatives are updated quarterly through net income.

66

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2024		December 31, 2023		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Market Risk Benefits
Variable annuity guaranteed minimum benefits	• Discounted cash flows	• Mortality rates	0.04	% - 12.90%	0.04	% - 12.90%	Decrease (1)
		• Lapse rates	1.00	% - 20.20%	1.00	% - 22.80%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.00	% - 10.00%	0.00	% - 10.00%	(4)
		• Long-term equity volatilities	12.22	% - 37.04%	12.59	% - 22.50%	Increase (5)
		• Nonperformance risk spread	0.20	% - 1.19%	0.76	% - 1.63%	Decrease (6)
Embedded Derivatives
Registered index-linked annuity crediting rates	• Option pricing techniques	• Mortality rates	0.03	% - 7.86%	0.03	% - 9.24%	Decrease (1)
		• Lapse rates	1.00	% - 62.30%	1.00	% - 62.30%	Decrease (2)
		• Withdrawal rates	0.50	% - 13.00%	0.50	% - 9.00%	(4)
		• Nonperformance risk spread	0.30	% - 1.63%	0.45	% - 1.74%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The lapse rate range reflects base lapse rates for major product categories for duration 1-20. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. For variable annuity guarantees, a dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption for variable annuity guarantees estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For variable annuity GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For variable annuity GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing MRBs.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRB or embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a (lower) higher fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a (lower) higher fair value.

68

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (excluding MRBs disclosed in Note 4) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Embedded Derivatives on Index-Linked Annuities
	(In millions)
Balance, January 1, 2023	$1,787	$365	$38	$27	$—	$35	$(3,932)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(11)	—	—	(3)	—	(6)	(4,097)
Total realized/unrealized gains (losses) included in AOCI	28	5	3	—	—	(3)	—
Purchases (5)	162	85	—	2	—	4	—
Sales (5)	(116)	(22)	(2)	(1)	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	—	(157)
Transfers into Level 3 (6)	188	3	—	—	—	—	—
Transfers out of Level 3 (6)	(718)	(56)	(3)	—	—	(12)	—
Balance, December 31, 2023	1,320	380	36	25	—	18	(8,186)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(67)	1	—	(10)	—	1	(3,951)
Total realized/unrealized gains (losses) included in AOCI	2	3	—	—	—	—	—
Purchases (5)	323	137	—	—	2	—	—
Sales (5)	(239)	(87)	—	—	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	(4)	644
Transfers into Level 3 (6)	53	—	—	—	—	—	—
Transfers out of Level 3 (6)	(300)	(69)	(15)	—	—	(6)	—
Balance, December 31, 2024	$1,092	$365	$21	$15	$2	$9	$(11,493)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (7)	$3	$—	$—	$1	$—	$(1)	$2,485
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023 (7)	$(11)	$—	$—	$(2)	$—	$(5)	$(4,513)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024 (7)	$(59)	$—	$—	$—	$—	$1	$(4,687)
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2022 (7)	$(268)	$(23)	$(10)	$—	$—	$17	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2023 (7)	$11	$4	$3	$—	$—	$(3)	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2024 (7)	$(33)	$—	$—	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2022:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$(5)	$1	$—	$—	$—	$(9)	$2,743
Total realized/unrealized gains (losses) included in AOCI	$(266)	$(23)	$(10)	$—	$—	$17	$—

(1)  Comprised of U.S. and foreign corporate securities.

69

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.

(3)  Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(4)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(5)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out of Level 3 in the same period are excluded from the rollforward.

(7)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$23,254	$—	$—	$21,343	$21,343
Policy loans	$1,626	$—	$1,123	$523	$1,646
Other invested assets	$237	$—	$222	$15	$237
Premiums, reinsurance and other receivables	$8,394	$—	$43	$9,102	$9,145
Liabilities
Policyholder account balances	$31,830	$—	$—	$31,467	$31,467
Long-term debt	$833	$—	$23	$762	$785
Other liabilities	$1,360	$—	$648	$712	$1,360
Separate account liabilities	$1,244	$—	$1,244	$—	$1,244

70

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$22,475	$—	$—	$20,578	$20,578
Policy loans	$938	$—	$479	$494	$973
Other invested assets	$260	$—	$245	$15	$260
Premiums, reinsurance and other receivables	$7,431	$—	$80	$7,498	$7,578
Liabilities
Policyholder account balances	$31,362	$—	$—	$30,501	$30,501
Long-term debt	$836	$—	$26	$755	$781
Other liabilities	$1,191	$—	$438	$753	$1,191
Separate account liabilities	$1,148	$—	$1,148	$—	$1,148

11. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2024	2023
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	21	24
Total long-term debt			$833	$836

(1)  Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.

(2)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2024 were $3 million in each of 2025, 2026, 2027 and 2028, $4 million in 2029, and $817 million thereafter.

Interest expense related to long-term and short-term debt of $67 million, $70 million and $70 million for the years ended December 31, 2024, 2023 and 2022, respectively, is included in other expenses, of which $65 million, $68 million and $68 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

71

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Long-term and Short-term Debt (continued)

On May 16, 2022, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY ("BHNY") issued a $125 million promissory note to BH Holdings (the "May 2022 Promissory Notes"), in which both notes bore interest at a fixed rate of 2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 4.0466% (the "August 2022 Promissory Notes"). Upon maturity on November 16, 2022, the August 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.7689% and 5.4504%, respectively (the "November 2022 Promissory Notes"). Upon maturity on February 16, 2023, the November 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.9966% and 5.9937%, respectively (the "May 2023 Promissory Notes"). On March 28, 2023, BHNY repaid to BH Holdings, and BH Holdings repaid to Brighthouse Life Insurance Company, each $50 million of principal plus accrued interest in cash on the respective May 2023 Promissory Notes. Upon maturity on May 16, 2023, the May 2023 Promissory Notes were replaced by two new $75 million promissory notes that bear interest at a fixed rate of 6.4433% and 6.2918%, respectively, and were both repaid on June 30, 2023.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware ("BRCD") maintains a $15.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2024, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2024, 2023 and 2022, the Company recognized commitment fees of $21 million, $21 million and $26 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2024, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the "Repurchase Facilities") with terms of up to three years under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.5 billion. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2024, there were no borrowings under the Repurchase Facilities.

12. Equity

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Such requirements are used by regulators to assess the minimum amount of statutory capital and surplus needed for an insurance company to support its operations, based on its size and risk profile (referred to as "company action level RBC"). RBC is based on statutory financial statements and is calculated in a manner prescribed by the NAIC. The RBC ratio, which is the basis for determining regulatory compliance, is equal to total adjusted capital divided by the applicable company action level RBC. Companies below 100% of their company action level RBC are subject to corrective action. As of December 31, 2024, the annual RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 390%.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

72

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements to be filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2024	2023	2022
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(787)	$(3,131)	$1,373
Brighthouse Life Insurance Company of NY	New York	$(120)	$539	$(152)

Statutory capital and surplus was as follows at:

	December 31,
Company	2024	2023
	(In millions)
Brighthouse Life Insurance Company	$3,673	$4,623
Brighthouse Life Insurance Company of NY	$699	$819

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $11.5 billion and $11.0 billion for the years ended December 31, 2024 and 2023, respectively.

The statutory net income (loss) of BRCD was ($447) million, ($300) million and ($208) million for the years ended December 31, 2024, 2023 and 2022, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $703 million and $661 million at December 31, 2024 and 2023, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by Brighthouse Life Insurance Company and BHNY without insurance regulatory approval and dividends paid:

	2025	2024	2023	2022
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company (3)	$—	$—	$266	$—
Brighthouse Life Insurance Company of NY	$—	$—	$—	$—

(1)  Reflects dividend amounts that may be paid during 2025 without prior regulatory approval.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

(3)  Any payment of dividends in 2025 would be considered an extraordinary dividend subject to regulatory approval due to negative unassigned funds (surplus).

73

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)," excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "NY Superintendent"), and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the years ended December 31, 2024, 2023 and 2022. During each of the years ended December 31, 2024, 2023 and 2022, BRCD paid cash dividends of $1 million to its preferred shareholders.

74

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Changes in Nonperformance Risk on Market Risk Benefits	Changes in Discount Rates on the Liability for Future Policy Benefits	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2021	$4,996	$233	$(3,229)	$(2,192)	$(7)	$(199)
OCI before reclassifications	(14,148)	329	2,344	4,060	(22)	(7,437)
Deferred income tax benefit (expense) (2)	2,951	(50)	(492)	(852)	4	1,561
AOCI before reclassifications, net of income tax	(6,201)	512	(1,377)	1,016	(25)	(6,075)
Amounts reclassified from AOCI	202	(21)	—	—	—	181
Deferred income tax benefit (expense) (2)	(42)	5	—	—	—	(37)
Amounts reclassified from AOCI, net of income tax	160	(16)	—	—	—	144
Balance at December 31, 2022	(6,041)	496	(1,377)	1,016	(25)	(5,931)
OCI before reclassifications	2,109	(273)	(637)	(376)	18	841
Deferred income tax benefit (expense) (2)	(443)	58	134	79	(4)	(176)
AOCI before reclassifications, net of income tax	(4,375)	281	(1,880)	719	(11)	(5,266)
Amounts reclassified from AOCI	204	(11)	—	—	—	193
Deferred income tax benefit (expense) (2)	(43)	2	—	—	—	(41)
Amounts reclassified from AOCI, net of income tax	161	(9)	—	—	—	152
Balance at December 31, 2023	(4,214)	272	(1,880)	719	(11)	(5,114)
OCI before reclassifications	(1,241)	134	352	541	(18)	(232)
Deferred income tax benefit (expense) (2)	260	(28)	(74)	(114)	4	48
AOCI before reclassifications, net of income tax	(5,195)	378	(1,602)	1,146	(25)	(5,298)
Amounts reclassified from AOCI	188	(18)	—	—	—	170
Deferred income tax benefit (expense) (2)	(39)	4	—	—	—	(35)
Amounts reclassified from AOCI, net of income tax	149	(14)	—	—	—	135
Balance at December 31, 2024	$(5,046)	$364	$(1,602)	$1,146	$(25)	$(5,163)

(1)  See Note 8 for information on offsets to investments related to future policy benefits.

(2)  The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

75

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2024	2023	2022
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(173)	$(192)	$(182)	Net investment gains (losses)
Net unrealized investment gains (losses)	(15)	(12)	(20)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(188)	(204)	(202)
Income tax (expense) benefit	39	43	42
Net unrealized investment gains (losses), net of income tax	(149)	(161)	(160)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	2	1	5	Net derivative gains (losses)
Interest rate swaps	3	3	4	Net investment income
Foreign currency swaps	13	7	12	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	18	11	21
Income tax (expense) benefit	(4)	(2)	(5)
Gains (losses) on cash flow hedges, net of income tax	14	9	16
Total reclassifications, net of income tax	$(135)	$(152)	$(144)

13. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees, which are included in other revenues, are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues included 12b-1 fees of $205 million, $199 million and $217 million for the years ended December 31, 2024, 2023 and 2022, respectively, of which substantially all were reported in the Annuities segment.
76

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Compensation	$379	$383	$336
Contracted services and other labor costs	261	282	266
Transition services agreements	20	30	55
Establishment costs	—	—	63
Premium and other taxes, licenses and fees	55	55	49
Volume related costs, excluding compensation, net of DAC capitalization	568	536	496
Interest expense on debt	67	70	70
Other	251	269	359
Total other expenses	$1,601	$1,625	$1,694

Capitalization of DAC

See Note 6 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 11 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 16 for a discussion of related party expenses included in the table above.

14. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Current:
Federal	$(39)	$(5)	$(88)
Deferred:
Federal	24	(378)	883
Provision for income tax expense (benefit)	$(15)	$(383)	$795

77

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Tax provision at statutory rate	$51	$(316)	$946
Tax effect of:
Resolution of prior years	—	—	(71)
Dividends received deduction	(31)	(31)	(32)
Change in uncertain tax benefits	(12)	—	(20)
Tax credits	(22)	(8)	(19)
Change in valuation allowance	—	(18)	—
Return to provision	(10)	(5)	(5)
Adjustments to deferred tax	14	—	(2)
Other, net	(5)	(5)	(2)
Provision for income tax expense (benefit)	$(15)	$(383)	$795
Effective tax rate	(6)%	25%	18%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2024	2023
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$1,245	$1,048
Net operating loss carryforwards	2,003	1,826
Investments, including derivatives	145	210
Tax credit carryforwards	188	189
Employee benefits	2	3
Intangibles	41	48
Other	4	—
Total deferred income tax assets	3,628	3,324
Less: Valuation allowance	—	—
Total net deferred income tax assets	3,628	3,324
Deferred income tax liabilities:
Policyholder liabilities and receivables	1,224	910
DAC	581	580
Other	—	1
Total deferred income tax liabilities	1,805	1,491
Net deferred income tax asset (liability)	$1,823	$1,833

78

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2024.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$1,938
Indefinite	7,598
$9,536

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2024.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2027-2031	$—	$121
2032-2036	12	41
2037-2041	13	—
2042-2044	1	—
Indefinite	—	—
	$26	$162

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$14	$14	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Lapses of statutes of limitations	(12)	—	(20)
Balance at December 31,	$2	$14	$14
Unrecognized tax benefits that, if recognized would impact the effective rate	$2	$14	$14

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2024, 2023 and 2022.

79

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal income tax return with MetLife, Inc. and its insurance and non-insurance subsidiaries. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefits for losses.

For periods after the Separation through the year ended December 31, 2022, Brighthouse Life Insurance Company, BHNY and BRCD entered into a tax sharing agreement to join a consolidated federal income tax return. The tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefit for losses. The non- insurance subsidiaries of the Company filed their own federal income tax returns.

For periods beginning with the year ended December 31, 2023, Brighthouse Life Insurance Company, BHNY and BRCD file a consolidated federal income tax return with Brighthouse Financial, Inc. and certain of its subsidiaries. In furtherance thereof, such parties joined a single tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefits for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife (the "Tax Separation Agreement"). Among other things, the Tax Separation Agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The Tax Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2024, 2023 and 2022, MetLife, Inc. paid the Company 0, 0 and 14 million, respectively, under the Tax Separation Agreement. At December 31, 2024 and 2023, there was a current income tax receivable of 17 million and 15 million, respectively, related to this agreement.

15. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

80

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2024.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2024, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those who own or owned policies issued in Georgia. The motion was granted on January 23, 2023, and the third amended class action complaint was filed on January 23, 2023. The Company intends to vigorously defend this matter.

81

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney's fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. Brighthouse Life Insurance Company of NY was initially named as a defendant when the lawsuit was filed, but was dismissed as a defendant, without prejudice, in April 2022. The Company intends to vigorously defend this matter.

MOVEit Data Security Incident Litigation

Kennedy v. Progress Software Corporation, et al. (U.S. District Court, District of Massachusetts, filed October 3, 2023). BHF has been named as a defendant in a purported class action lawsuit. The action relates to a data security incident at an alleged third-party vendor, PBI Research Services ("PBI"), and allegedly involves the MOVEit file transfer system that PBI uses in its provision of services ("MOVEit Incident"). As it relates to BHF, plaintiff seeks to certify a subclass of persons whose private information was allegedly maintained by BHF and accessed or acquired in relation to the MOVEit Incident. Plaintiff alleges, among other things, that BHF negligently chose to utilize PBI to store and transfer plaintiff's and purported class members' private information despite PBI's use of the MOVEit software which plaintiff contends contained security vulnerabilities. The complaint asserts claims against BHF for negligence, negligence per se, and unjust enrichment, and plaintiff seeks declaratory and injunctive relief, damages, attorneys' fees and prejudgment interest. The court dismissed claims for injunctive relief against BHF but denied the remainder of a motion to dismiss based on plaintiff's lack of standing. BHF intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed. On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or estimated ranges of loss based on such reviews.

82

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

The Company's tax-related matters have involved disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto. In the matters where the Company's subsidiaries are acting as the reinsured or the reinsurer, such reinsurance matters have involved assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and certain of such reinsurance matters have resulted in arbitration. As of December 31, 2024, the Company has no matters where it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated. For certain matters, the Company may not currently be able to estimate the reasonably possible loss or estimated range of loss until developments in such matters have provided sufficient information to support an assessment of such loss. During the first quarter of 2024, an arbitration panel ruled in favor of a reinsurer seeking a premium rate increase retroactive to September 2019 resulting in a $187 million loss, of which $167 million was reported in universal life and investment product-type policy fees and $20 million was reported in other expenses.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $271 million and $374 million at December 31, 2024 and 2023, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.7 billion and $1.4 billion at December 31, 2024 and 2023, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of reinsurance, acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation with a cumulative maximum of $82 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company did not have any liabilities recorded for indemnities, guarantees and commitments at December 31, 2024 and had recorded liabilities for indemnities, guarantees and commitments of $1 million at December 31, 2023.

83

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates including related party reinsurance, debt and equity transactions (see Notes 7, 11 and 12). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

The Company has entered into various agreements with affiliates regarding the provision of certain services, which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $177 million, $175 million and $193 million for the years ended December 31, 2024, 2023 and 2022, respectively. Costs incurred under these arrangements were $891 million, $935 million and $946 million for the years ended December 31, 2024, 2023 and 2022, respectively, and were recorded in other expenses.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($71) million and ($110) million at December 31, 2024 and 2023, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $174 million, $169 million and $186 million for the years ended December 31, 2024, 2023 and 2022, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $930 million, $887 million and $920 million for the years ended December 31, 2024, 2023 and 2022, respectively. The Company also had related party fee income receivables of $15 million and $14 million at December 31, 2024 and 2023, respectively.

17. Subsequent Event

Capital Transaction

On February 11, 2025, Brighthouse Life Insurance Company received a $100 million capital contribution from BH Holdings.

84

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2024

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$7,112	$6,460	$6,460
State and political subdivision	3,671	3,382	3,382
Public utilities	4,035	3,625	3,625
Foreign government	1,036	960	960
All other corporate bonds	49,229	44,513	44,513
Total bonds	65,083	58,940	58,940
Mortgage-backed and asset-backed securities	21,106	19,828	19,828
Redeemable preferred stock	376	361	361
Total fixed maturity securities	86,565	79,129	79,129
Equity securities:
Non-redeemable preferred stock	18	11	11
Common stock:
Industrial, miscellaneous and all other	23	20	20
Public utilities	—	1	1
Total equity securities	41	32	32
Mortgage loans	23,254		23,254
Policy loans	1,626		1,626
Limited partnerships and LLCs	4,827		4,827
Short-term investments	1,157		1,157
Other invested assets	5,244		5,244
Total investments	$122,714		$115,269

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

85

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2024 and 2023

(In millions, except share and per share data)

	2024	2023
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $72,741 and $73,144, respectively; allowance for credit losses of $78 and $20, respectively)	$66,860	$68,317
Equity securities, at estimated fair value	27	48
Mortgage loans (net of allowance for credit losses of $172 and $129, respectively)	22,089	21,249
Policy loans	1,625	938
Limited partnerships and limited liability companies	4,288	4,384
Short-term investments, principally at estimated fair value	1,120	574
Investment in subsidiaries	2,046	2,347
Other invested assets, principally at estimated fair value	10,387	8,697
Total investments	108,442	106,554
Cash and cash equivalents	3,856	2,682
Accrued investment income	1,139	1,049
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,298	18,869
Receivable from subsidiaries	11,558	15,830
Deferred policy acquisition costs and value of business acquired	3,958	4,047
Current income tax recoverable	26	23
Deferred income tax receivable	3,299	3,380
Market risk benefits assets	993	588
Other assets	293	279
Separate account assets	74,966	77,563
Total assets	$228,828	$230,864
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$31,126	$32,066
Policyholder account balances	85,968	79,017
Market risk benefits liabilities	8,181	10,183
Other policy-related balances	3,827	3,902
Payables for collateral under securities loaned and other transactions	3,762	3,616
Long-term debt	812	812
Other liabilities	14,053	17,779
Separate account liabilities	74,966	77,563
Total liabilities	222,695	224,938
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,507
Retained earnings (deficit)	(6,286)	(6,542)
Accumulated other comprehensive income (loss)	(5,163)	(5,114)
Total stockholder's equity	6,133	5,926
Total liabilities and stockholder's equity	$228,828	$230,864

See accompanying notes to the condensed financial information.

86

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Condensed Statements of Operations
Revenues
Premiums	$577	$599	$423
Universal life and investment-type product policy fees	1,378	1,527	1,607
Net investment income	4,431	3,992	3,620
Other revenues	755	519	480
Net investment gains (losses)	(287)	(234)	(233)
Net derivative gains (losses)	(3,066)	(3,616)	1,800
Total revenues	3,788	2,787	7,697
Expenses
Policyholder benefits and claims (including remeasurement gains (losses) of ($366), ($137), $79, respectively)	1,635	1,692	1,420
Interest credited to policyholder account balances	1,989	1,641	1,152
Amortization of deferred policy acquisition costs and value of business acquired	485	499	504
Change in market risk benefits	(2,665)	(1,494)	(4,107)
Other expenses	1,886	1,817	1,926
Total expenses	3,330	4,155	895
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	458	(1,368)	6,802
Provision for income tax expense (benefit)	41	(347)	1,292
Income (loss) before equity in earnings (losses) of subsidiaries	417	(1,021)	5,510
Equity in earnings (losses) of subsidiaries	(161)	(103)	(1,800)
Net income (loss) attributable to Brighthouse Life Insurance Company	$256	$(1,124)	$3,710
Comprehensive income (loss)	$207	$(307)	$(2,022)

See accompanying notes to the condensed financial information.

87

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$240	$238	$(938)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	10,717	5,561	9,701
Equity securities	25	18	48
Mortgage loans	1,441	1,180	2,036
Limited partnerships and limited liability companies	325	197	249
Purchases of:
Fixed maturity securities	(10,280)	(7,587)	(14,364)
Equity securities	(2)	(3)	(14)
Mortgage loans	(2,347)	(775)	(4,864)
Limited partnerships and limited liability companies	(293)	(449)	(807)
Cash received in connection with freestanding derivatives	12,416	4,505	4,327
Cash paid in connection with freestanding derivatives	(11,794)	(5,207)	(3,833)
Receipts on loans to affiliate	—	125	—
Issuances of loans to affiliate	—	—	(125)
Returns of capital and dividends from subsidiaries	19	25	30
Capital contributions to subsidiaries	—	—	(100)
Net change in policy loans	(688)	(40)	(29)
Net change in short-term investments	(523)	(261)	351
Net change in other invested assets	(1,380)	(4,530)	(381)
Net cash provided by (used in) investing activities	(2,364)	(7,241)	(7,775)
Cash flows from financing activities
Policyholder account balances:
Deposits	29,602	24,917	29,938
Withdrawals	(26,235)	(17,305)	(19,680)
Net change in payables for collateral under securities loaned and other transactions	146	(737)	(1,569)
Dividends paid to parent	—	(266)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(215)	(26)	(183)
Net cash provided by (used in) financing activities	3,298	6,583	8,506
Change in cash, cash equivalents and restricted cash	1,174	(420)	(207)
Cash, cash equivalents and restricted cash, beginning of year	2,682	3,102	3,309
Cash, cash equivalents and restricted cash, end of year	$3,856	$2,682	$3,102
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65
Income tax	$1	$(20)	$(56)
Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$—	$103	$589
Transfer of limited partnerships and limited liability companies to affiliates	$—	$—	$587
Transfer of fixed maturity securities to affiliates	$126	$234	$296
Transfer of mortgage loans to affiliates	$—	$—	$89

See accompanying notes to the condensed financial information.

88

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2023, Brighthouse Life Insurance Company paid a non-cash capital contribution of $100 million to BHNY. During the year ended December 31, 2022, Brighthouse Life Insurance Company paid a cash capital contribution of $100 million to BHNY.

89

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2024 and 2023

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1)(2)	Unearned Revenue (1)
2024
Annuities	$3,951	$4,013	$67,602	$—	$59
Life	420	6,083	2,207	9	190
Run-off	3	18,672	6,376	—	715
Corporate & Other	—	5,994	10,977	5	—
Total	$4,374	$34,762	$87,162	$14	$964
2023
Annuities	$4,027	$3,995	$60,723	$—	$65
Life	456	5,942	2,187	11	167
Run-off	4	19,420	6,694	—	612
Corporate & Other	—	6,411	10,589	5	—
Total	$4,487	$35,768	$80,193	$16	$844

(1)  Amounts are included in the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

90

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2024, 2023 and 2022

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2024
Annuities	$1,531	$2,841	$1,832	$497	$1,007
Life	496	418	633	53	169
Run-off	333	1,230	1,335	—	165
Corporate & Other	—	611	449	—	260
Total	$2,360	$5,100	$4,249	$550	$1,601
2023
Annuities	$1,499	$2,536	$1,556	$507	$997
Life	615	385	688	57	182
Run-off	475	1,115	1,587	—	167
Corporate & Other	—	524	388	—	279
Total	$2,589	$4,560	$4,219	$564	$1,625
2022
Annuities	$1,418	$2,233	$1,271	$505	$980
Life	588	391	847	63	110
Run-off	511	1,146	1,216	—	292
Corporate & Other	—	294	165	—	312
Total	$2,517	$4,064	$3,499	$568	$1,694

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

91

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2024, 2023 and 2022

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2024
Life insurance in-force (1)	$447,395	$121,327	$6,940	$333,008	2.1%
Insurance premium
Life insurance (2)	$1,181	$444	$20	$757	2.6%
Accident & health insurance	186	184	—	2	0.0%
Total insurance premium	$1,367	$628	$20	$759	2.6%
2023
Life insurance in-force (1)	$463,582	$129,016	$7,479	$342,045	2.2%
Insurance premium
Life insurance (2)	$1,257	$475	$20	$802	2.5%
Accident & health insurance	201	192	—	9	0.0%
Total insurance premium	$1,458	$667	$20	$811	2.5%
2022
Life insurance in-force (1)	$475,382	$138,063	$8,034	$345,353	2.3%
Insurance premium
Life insurance (2)	$1,123	$493	$8	$638	1.3%
Accident & health insurance	198	195	—	3	0.0%
Total insurance premium	$1,321	$688	$8	$641	1.2%

(1)  Includes life insurance products in the Life, Run-off and Corporate & Other segments.

(2)  Includes annuities with life contingencies.

For the years ended December 31, 2024, 2023 and 2022, reinsurance assumed included related party transactions for life insurance in-force of $1.3 billion, $1.4 billion and $1.5 billion, respectively, and life insurance premiums of $8 million, $6 million and $2 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2024, 2023 and 2022.

92